UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21712

Clough Global Equity Fund

(exact name of Registrant as specified in charter)

1700 Broadway, Suite 1850

Denver, Colorado 80290

(Address of principal executive offices) (Zip code)

Chris Moore, Secretary

Clough Global Equity Fund

1700 Broadway, Suite 1850

Denver, Colorado 80290

(Name and address of agent for service)

Registrant’s telephone number, including area code: 855-425-6844

Date of fiscal year end:     October 31

Date of reporting period:  November 1, 2022 – October 31, 2023

Item 1.	Reports to Stockholders.

(a)

CLOUGH GLOBAL DIVIDEND AND INCOME FUND

CLOUGH GLOBAL EQUITY FUND

CLOUGH GLOBAL OPPORTUNITIES FUND

Annual Report

October 31, 2023

Clough Global Funds

SECTION 19(B) DISCLOSURE

October 31, 2023 (Unaudited)

Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund (each a “Fund” and collectively, the “Funds”), acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of each Fund’s Board of Trustees (the “Board”), have adopted a plan, consistent with each Fund’s investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Funds’ managed distribution policy sets the monthly distribution rate at an amount equal to one twelfth of 10% of each Fund’s adjusted year-ending net asset value (“NAV”), which is the average of the NAVs as of the last five business days of the prior calendar year.

Under the Plan, each Fund will distribute all available investment income to its shareholders, consistent with each Fund’s primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a monthly basis, each Fund will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution.

Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases to enable each Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about each Fund’s investment performance from the amount of these distributions or from the terms of the Plan. Each Fund’s total return performance on net asset value is presented in its financial highlights table.

Each Board may amend, suspend or terminate each Fund’s Plan without prior notice. The suspension or termination of the Plan could have the effect of creating a trading discount (if a Fund’s stock is trading at or above net asset value) or widening an existing trading discount. Each Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, increased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to the Notes to Financial Statements in the Annual Report to Shareholders for a more complete description of its risks.

Please refer to Additional Information for a cumulative summary of the Section 19(a) notices for each Fund’s current fiscal period. Section 19(a) notices for each Fund, as applicable, are available on the Clough Global Closed-End Funds website www.cloughcefs.com.

Clough Global Funds

SHAREHOLDER LETTER

October 31, 2023 (Unaudited)

To Our Investors:

Clough Global Dividend and Income Fund

For the fiscal year ending October 31, 2023, the Clough Dividend and Income Fund (“GLV” or the “Fund”) declined 8.45% on net asset value (“NAV”) and 18.27% on market price. The Fund’s benchmark, the Morningstar Global Allocation Total Return Index, gained 6.93% over the same period.

Technology stocks and fixed income securities performed the best over the period, while healthcare and financials lagged.

Among the Fund’s top five performers for the fiscal year, Broadcom Inc., a semiconductor company, gained in part due to expectations for its generative artificial intelligence (“AI”) offering to be accretive to future growth. Microsoft Corp., the large technology company, gained due to strength in its cloud business and expectations for the company to be a category leader in AI. Airbus SE, the commercial aerospace company, gained on improved visibility in its backlog. The commercial aircraft cycle is in an expansion phase which we think could last most of the decade. Comcast Corp., a media company, increased due to positive earnings results relative to expectations. Lam Research Corp., a semiconductor company, gained on what we believe were early signs of a memory recovery.

Among the Fund’s bottom five performers for the fiscal year, put options on the S&P 500 Index detracted as stocks rose during the period. Advance Auto Parts Inc., an automotive parts retailer, fell as the company missed earnings expectations and cut its dividend. We exited the position. An options and futures position in securities which reflect the behavior of the Secured Overnight Financing Rate (“SOFR”), a replacement for the London Interbank Offered Rate (“LIBOR”), detracted as rates increased over the period. Bank of America Corp., the large bank, declined in part due to lower net interest income (“NII”) expectations for the year. Northrop Grumman Corp., a large defense contractor, underperformed after an earlier run up, but it remains one of the most diversified manufacturers of defense systems and a large holding in the Fund.

During the fiscal year we paid down $37 million in leverage in GLV, in part due to the higher cost of borrowing. In June 2023, we announced a share repurchase program. The Fund repurchased and retired 202,800 shares of its common stock during the fiscal period.

Clough Global Equity Fund

For the fiscal year ending October 31, 2023, the Clough Global Equity Fund (“GLQ” or the “Fund”) declined 4.78% on net asset value (“NAV”) and 15.34% on market price. The Fund’s benchmark, the MSCI World Index, gained 11.05% over the same period.

Technology and consumer discretionary stocks performed the best over the period, while healthcare and financials lagged.

Among the Fund’s top five performers for the fiscal year, Microsoft Corp., the large technology company, gained due strength in its cloud business and expectations for the company to be a category leader in artificial intelligence (“AI”). Broadcom Inc., a semiconductor company, gained in part due to expectations for its generative AI offering to be accretive to future growth. Royal Caribbean Cruises Ltd., a global cruise company, was among the top contributors as it recovered from two years of largely idled operations to experience very strong demand. The company reported earnings results and guidance well ahead of Wall Street estimates. TransDigm Group Inc., the aerospace manufacturing company, increased on the back of positive earnings revisions. Boeing Co., a commercial aircraft manufacturer, gained on improved visibility in its backlog. The commercial aircraft cycle is in an expansion phase which we think could last most of the decade.

Among the Fund’s bottom five performers for the fiscal year, put options on the S&P 500 Index detracted as stocks rose during the period. Crowdstrike Holdings Inc., a software company focused on cybersecurity, declined on a weak earnings report as macroeconomic headwinds slowed growth. An options and futures position in securities which reflect the behavior of the SOFR, a replacement for the LIBOR, detracted as rates increased over the period. Tesla Inc., a manufacturer of electric vehicles, declined due to concerns over its reduced vehicle prices and implications on margins. Northrop Grumman Corp., a large defense contractor, underperformed after an earlier run up, but it remains one of the most diversified manufacturers of defense systems and a large holding in the Fund.

During the fiscal year we paid down $81 million in leverage in GLQ, in part due to the higher cost of borrowing. In June 2023, we announced a share repurchase program. The Fund repurchased and retired 284,700 shares of its common stock during the fiscal period.

Clough Global Opportunities Fund

For the fiscal year ending October 31, 2023, the Clough Global Opportunities Fund (“GLO” or the “Fund”) declined 4.49% on net asset value (“NAV”) and 16.38% on market price. The Fund’s benchmark, the Morningstar Global Allocation Total Return Index, gained 6.93% over the same period.

Technology and consumer discretionary stocks performed the best over the period, while healthcare and financials lagged.

Among the Fund’s top five performers for the fiscal year, Broadcom Inc., a semiconductor company, gained in part due to expectations for its generative artificial intelligence (“AI”) offering to be accretive to future growth and profitability. Microsoft Corp., the large technology company, gained due strength in its cloud business and expectations for the company to be a category leader in AI. Royal Caribbean Cruises Ltd., a global cruise company, was among the top contributors as it recovered from two years of largely idled operations to experience very strong demand. The company reported earnings results and guidance well ahead of Wall Street estimates. TransDigm Group Inc., the aerospace manufacturing company, increased on the back of positive earnings revisions. Boeing Co., a commercial aircraft manufacturer, gained on improved visibility in its backlog. The commercial aircraft cycle is in an expansion phase which we think could last most of the decade.

Among the Fund’s bottom five performers for the fiscal year, put options on the S&P 500 Index detracted as stocks rose during the period. Crowdstrike Holdings Inc., a software company focused on cybersecurity, declined on a weak earnings report as macroeconomic headwinds slowed growth. An options and futures position in securities which reflect the behavior of the SOFR, a replacement for the LIBOR, detracted as rates increased over the period. Centrexion Therapeutics Corp., a private clinical stage biotechnology company, detracted in a challenging biotechnology market. Northrop Grumman Corp., a large defense contractor, underperformed after an earlier run up, but it remains one of the most diversified manufacturers of defense systems and a large holding in the Fund.

During the fiscal year we paid down $152 million in leverage in GLO, in part due to the higher cost of borrowing. In June 2023, we announced a share repurchase program. The Fund repurchased and retired 679,602 shares of its common stock during the fiscal period.

Clough Global Funds

SHAREHOLDER LETTER

October 31, 2023 (Continued) (Unaudited)

Market Commentary

Inflation has come down at one of the fastest rates in history, yet because of the economy’s resilience, real interest rates have moved substantially higher. The combination of intensive fiscal stimulus and the consumer’s use of COVID savings supported consumption and have impacted the positive effects of improvement on the inflation and wage fronts in the eyes of investors.

But historically, when interest rates have risen this sharply, the economy has slowed, allowing the Federal Reserve (the “Fed”) to ease, and equity returns in the following year have generally been strong. We believe signs of an interest rate peak would rally stocks and it would not take much for equity returns to exceed even today’s high cash rate. In a weaker economy the tradeoff would be between poor earnings and falling stocks in those parts of the economy where spending is vulnerable (largely consumer stocks), and higher stock prices in sectors where growth would continue (largely companies which benefit from government and corporate investment, including technology). We think large-capitalization technology stocks can go higher as AI takes hold, but we also think the equity market can broaden out to smaller and midsize stocks. We are bullish on equities and bonds for the following reasons:

Businesses have been emphasizing free cash flow strategies and many have paid down debt. While Treasury yields rose during the fiscal year ending October 31, 2023, prices of many high-yield corporate bonds held up well, quality credit spreads have come in. That suggests the markets look at many businesses as being quite healthy.

The Federal Reserve’s near $8 trillion balance sheet is flush with available reserves, enough we believe to handle any sudden emergencies on the liquidity front— just note the quick resolution of the Silicon Valley and Signature Bank eruptions in March 2023. With the Fed so liquidity rich and government and corporate investment spending supporting the economy, weaker consumer spending alone is unlikely to cause recession but could slow the economy enough to cause the Fed to ease and the equity multiple to rise.

There are good values in equities. Seven large technology stocks plus Tesla Inc have dominated the rise in the S&P 500 Index and NASDAQ Composite Index during the first 10 months of 2023, but the average S&P 500 Index stock is up much less on the year and the Russell 2000 Index, an index of small- and medium-capitalization stocks, is down over the same period. We believe there are many undervalued stocks in the equity marketplace. Investors hold trillions of dollars in cash, and we believe high interest rates on cash will not last very long.

Bonds have become attractive. Usually bond yields rise, and bond prices fall, when inflation is picking up, but that is not the case today. All measures of inflation are falling; the Personal Consumption Expenditures Deflator, which the Fed follows, increased at a 2.4% annual rate during Q3 2023. That is roughly where the Fed’s target is, suggesting it is finished raising interest rates. As inflation falls further (rents are beginning to fall and they make up a large part of the Consumer Price Index (CPI)), it threatens to bring on deflation in certain sectors, such as autos and airline fares.

Long-term interest rates, as of October 31, 2023, should not stay this high for long. Foreigners continue to purchase large amounts of Treasury bonds and with inflation declining demand from U.S. pension funds, insurance companies and endowments should rise. At these rates, a life insurance company can fund a very profitable annuity flow and a pension or endowment fund can meet a 5% annual distribution level without effort or risk. We see a huge potential demand for bonds once the economy slows and deflation becomes an increasing likelihood.

The consumer has been using COVID savings and aggressive use of installment credit to sustain spending. But those savings have seemingly run out, credit card delinquencies are picking up and banks are restricting lending. Government spending and corporate investments related to it are driving the economy and could help keep it stable, but once household spending slows, employment should decline and that is what the Fed needs to see to ease.

We hold a contrary view here, but once the Fed eases there are strong reasons to expect bank deposit rates to decline sharply. What is new in this cycle is that money measures are declining, particularly M2, signaling bank deposits are falling and that is quite unusual. This simply states that at current interest rates there are not enough assets banks can purchase to leverage the $20 trillion in deposits they hold. Without the Fed forcing interest rates higher, banks would be working overtime to reduce deposit costs. Even today, simple checking account deposit rates yield 10 basis points, and that level is likely where deposit interest rates would be if the Fed were not so aggressive.

As always, please don’t hesitate to reach out to us with any questions or comments.

Sincerely,

Charles I Clough, Jr.

William Whelan

Clough Global Funds

SHAREHOLDER LETTER

October 31, 2023 (Continued) (Unaudited)

This letter is provided for informational purposes only and is not an offer to purchase or sell shares. Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund (the “Funds”) are closed-end funds, which are traded on the NYSE American LLC, and do not continuously issue shares for sale as open-end mutual funds do. The market price of a closed-end fund is based on the market’s value.

Although not generally stated throughout, the information in this letter reflects the opinions of the individual portfolio managers, which opinion is subject to change, and is not intended to be a forecast of future events, a guarantee of future results or investment advice.

The Morningstar Global Allocation Index represents a multi-asset class portfolio of 60% global equities and 40% global bonds. The asset allocation within each class is driven by Morningstar asset allocation methodology. To maintain broad global exposure and diversification, the index consists of equities & fixed income and utilizes global, float-weighted index methodology to determine allocation to U.S. and non-U.S.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 developed markets countries. Effective July 31, 2010, the MSCI World Index returns prior to January 1, 2002 were revised to reflect the total returns, with dividends reinvested, reported by MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an. indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages (www.msci.com).

Both indices referenced herein reflect the reinvestment of dividends. The performance of the indices referenced herein is used for informational purposes only. One cannot invest directly in an index. Indices are not subject to any of the fees or expenses to which the Funds are subject, and there are significant differences between the Funds’ investments and the components of the indices referenced.

The net asset value (“NAV”) of a closed-end fund is the market price of the underlying investments (i.e., stocks and bonds) in the Funds’ portfolios, minus liabilities, divided by the total number of fund shares outstanding. However, the Fund also has a market price; the value of which it trades on an exchange. This market price can be more or less than its NAV

RISKS

An investor should consider investment objectives, risks, charges and expenses carefully before investing. To obtain an annual report or semiannual report which contains this and other information visit www.cloughcefs.com or call 1-855-425-6844. Read them carefully before investing.

The Funds’ distribution policies will, under certain circumstances, have certain adverse consequences to the Funds and their shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Funds and, over time, increase the Funds’ expense ratios.

Distributions may be paid from sources of income other than ordinary income, such as net realized short-term capital gains, net realized long-term capital gains and return of capital. Based on current estimates, we anticipate the most recent distribution has been paid from short-term and long-term capital gains. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Funds’ investment experiences during the remainder of its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Funds provide a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’ 1099-DIV forms after the end of the year.

The Funds’ investments in securities of foreign issuers are subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, social, political and economic instability, differences in securities regulation and trading, expropriation or nationalization of assets, and foreign taxation issues.

The Funds’ investments in preferred stocks and bonds of below investment grade quality (commonly referred to as “high yield” or “junk bonds”), if any, are predominately speculative because of the credit risk of their issuers.

An investment by the Funds in real estate investment trusts (“REITs”) will subject it to various risks. The first, real estate industry risk, is the risk that the REIT share prices will decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. The second, investment style risk, is the risk that returns from REITs—which typically are small or medium capitalization stocks—will trail returns from the overall stock market. The third, interest rate risk, is the risk that changes in interest rates may hurt real estate values or make REIT shares less attractive than other income-producing investments. Credit risk is the risk that an issuer of a preferred or debt security will become unable to meet its obligation to make dividend, interest and principal payments.

Interest rate risk is the risk that preferred stocks paying fixed dividend rates and fixed-rate debt securities will decline in value because of changes in market interest rates. When interest rates rise the value of such securities generally will fall. Derivative transactions (such as futures contracts and options thereon, options, swaps, and short sales) subject the Funds to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. Compared to investment companies that focus only on large companies, the Funds’ share price may be more volatile because it also invests in small and medium capitalization companies. Past performance is neither a guarantee, nor necessarily indicative, of future results, which may be significantly affected by changes in economic and other conditions.

Clough Global Dividend and Income Fund

PERFORMANCE

October 31, 2023 (Unaudited)

Growth of $10,000 Investment

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares

Total Return as of October 31, 2023(a)
					Since Inception
	1 Year	3 Year(b)	5 Year(b)	10 Year(b)	(7/28/2004)(b)
Clough Global Dividend and Income Fund - NAV(c)	-8.45%	-5.17%	-1.95%	0.82%	4.21%
Clough Global Dividend and Income Fund - Market Price(d)	-18.27%	-5.88%	-3.68%	0.33%	2.91%
Morningstar Global Allocation TR Index	6.93%	1.35%	4.09%	4.34%	5.98%

(a)	Total returns assume reinvestment of all distributions.
(b)	Annualized.
(c)	Performance returns are net of management fees and other Fund expenses.
(d)	Market price is the value at which the Fund trades on an exchange. This market price can be more or less than its NAV.

Distributions to Common Shareholders

The Fund intends to make monthly distributions to common shareholders according to its managed distribution policy. The Fund’s managed distribution policy is to set the monthly distribution rate at an amount equal to one twelfth of 10% of the Fund’s adjusted year-ending net asset value per share (“NAV”), which will be the average of the NAVs as of the last five business days of the prior calendar year. The Board of Directors approve the distribution and may adjust it from time to time. The monthly distribution amount paid from November 1, 2022 to December 31, 2022 was $0.0906 per share and the Fund paid $0.0597 per share monthly between January 1, 2023 and October 31, 2023. At times, to maintain a stable level of distributions, the Fund may pay out less than all of its net investment income or pay out accumulated undistributed income, or return of capital, in addition to current net investment income.

Clough Global Dividend & Income Fund

FUND ALLOCATION

October 31, 2023 (Unaudited)

% of Total
Global Securities Holdings	Portfolio(a)
United States of America	57.79%
US Multinational(b)	30.86%
South Korea	3.01%
France	2.44%
India	2.13%
Sweden	1.71%
Brazil	1.55%
China	1.45%
Ireland	1.08%
Hong Kong	0.28%
Spain	-0.27%
Italy	-0.61%
Germany	-1.42%
TOTAL INVESTMENTS	100.00%
Asset Allocation	% of Total Portfolio(a)
Common Stock - US	45.28%
Common Stock - Foreign	38.39%
Closed-End Funds	0.24%
Preferred Stock	1.32%
Exchange Traded Funds	-0.91%
Total Return Swap Contracts	-0.27%
Total Equities	84.05%

Corporate Bonds	13.58%
Asset-Backed Securities	0.03%
Total Fixed Income	13.61%

Money Market Funds	2.31%
Purchased Options	0.03%
Cash	0.03%
Written Options	-0.03%

TOTAL INVESTMENTS	100.00%

(a)	Percentages calculated based on total portfolio, including securities sold short, cash balances, and notional value of return swaps.
(b)	U.S. Multinationals includes companies organized or located in the United States that have more than 50% of revenues derived outside of the United States.

Clough Global Equity Fund

PERFORMANCE

October 31, 2023 (Unaudited)

Growth of $10,000 Investment

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares

Total Return as of October 31, 2023(a)
					Since Inception
	1 Year	3 Year(b)	5 Year(b)	10 Year(b)	(4/27/2005)(b)
Clough Global Equity Fund - NAV(c)	-4.78%	-8.49%	-1.35%	2.16%	4.66%
Clough Global Equity Fund - Market Price(d)	-15.34%	-9.38%	-5.11%	1.17%	3.17%
MSCI Daily TR Gross World USD Index	11.05%	8.66%	8.82%	8.11%	7.61%

(a)	Total returns assume reinvestment of all distributions.
(b)	Annualized.
(c)	Performance returns are net of management fees and other Fund expenses.
(d)	Market price is the value at which the Fund trades on an exchange. This market price can be more or less than its NAV.

Distributions to Common Shareholders

The Fund intends to make monthly distributions to common shareholders according to its managed distribution policy. The Fund’s managed distribution policy is to set the monthly distribution rate at an amount equal to one twelfth of 10% of the Fund’s adjusted year-ending net asset value per share (“NAV”), which will be the average of the NAVs as of the last five business days of the prior calendar year. The Board of Directors approve the distribution and may adjust it from time to time. The monthly distribution amount paid from November 1, 2022 to December 31, 2022 was $0.1162 per share and the Fund paid $0.0599 per share monthly between January 1, 2023 and October 31, 2023. At times, to maintain a stable level of distributions, the Fund may pay out less than all of its net investment income or pay out accumulated undistributed income, or return of capital, in addition to current net investment income.

Clough Global Equity Fund

FUND ALLOCATION

October 31, 2023 (Unaudited)

% of Total
Global Securities Holdings	Portfolio(a)
United States of America	49.66%
US Multinational(b)	36.94%
India	4.34%
South Korea	3.03%
China	2.83%
France	1.67%
Brazil	1.62%
Hong Kong	1.01%
Netherlands	0.90%
Spain	-0.29%
Italy	-0.66%
Germany	-1.05%
TOTAL INVESTMENTS	100.00%
Asset Allocation	% of Total Portfolio(a)
Common Stock - Foreign	50.41%
Common Stock - US	46.97%
Closed-End Funds	0.23%
Exchange Traded Funds	0.12%
Total Return Swap Contracts	-0.29%
Total Equities	97.44%

Convertible Corporate Bonds	0.03%
Total Fixed Income	0.03%

Money Market Funds	2.27%
Warrants	0.24%
Purchased Options	0.02%
Cash	0.02%
Written Options	-0.02%

TOTAL INVESTMENTS	100.00%

(a)	Percentages calculated based on total portfolio, including securities sold short, cash balances, and notional value of return swaps.
(b)	U.S. Multinationals includes companies organized or located in the United States that have more than 50% of revenues derived outside of the United States.

Clough Global Opportunities Fund

PERFORMANCE

October 31, 2023 (Unaudited)

Growth of $10,000 Investment

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares

Total Return as of October 31, 2023(a)
					Since Inception
	1 Year	3 Year(b)	5 Year(b)	10 Year(b)	(4/25/2006)(b)
Clough Global Opportunities Fund - NAV(c)	-4.49%	-9.33%	-1.51%	1.34%	2.93%
Clough Global Opportunities Fund - Market Price(d)	-16.38%	-10.39%	-3.45%	0.65%	1.46%
Morningstar Global Allocation TR Index	6.93%	1.35%	4.09%	4.34%	4.97%

(a)	Total returns assume reinvestment of all distributions.
(b)	Annualized.
(c)	Performance returns are net of management fees and other Fund expenses.
(d)	Market price is the value at which the Fund trades on an exchange. This market price can be more or less than its NAV.

Distributions to Common Shareholders

The Fund intends to make monthly distributions to common shareholders according to its managed distribution policy. The Fund’s managed distribution policy is to set the monthly distribution rate at an amount equal to one twelfth of 10% of the Fund’s adjusted year-ending net asset value per share (“NAV”), which will be the average of the NAVs as of the last five business days of the prior calendar year. The Board of Directors approve the distribution and may adjust it from time to time. The monthly distribution amount paid from November 1, 2022 to December 31, 2022 was $0.0943 per share and the Fund paid $0.0483 per share monthly between January 1, 2023 and October 31, 2023. At times, to maintain a stable level of distributions, the Fund may pay out less than all of its net investment income or pay out accumulated undistributed income, or return of capital, in addition to current net investment income.

Clough Global Opportunities Fund

FUND ALLOCATION

October 31, 2023 (Unaudited)

% of Total
Global Securities Holdings	Portfolio(a)
United States of America	51.27%
US Multinational(b)	34.54%
India	3.87%
China	2.53%
South Korea	2.40%
Canada	1.54%
Brazil	1.53%
France	1.48%
Ireland	1.05%
Hong Kong	0.95%
Netherlands	0.84%
Spain	-0.29%
Italy	-0.66%
Germany	-1.05%
TOTAL INVESTMENTS	100.00%
Asset Allocation	% of Total Portfolio(a)
Common Stock - Foreign	44.18%
Common Stock - US	41.30%
Closed-End Funds	0.22%
Exchange Traded Funds	0.11%
Total Return Swap Contracts	-0.29%
Total Equities	85.52%

Corporate Bonds	12.60%
Convertible Corporate Bonds	0.03%
Total Fixed Income	12.63%

Money Market Funds	1.60%
Warrants	0.23%
Purchased Options	0.02%
Cash	0.02%
Written Options	-0.02%

TOTAL INVESTMENTS	100.00%

(a)	Percentages calculated based on total portfolio, including securities sold short, cash balances, and notional value of return swaps.
(b)	U.S. Multinationals includes companies organized or located in the United States that have more than 50% of revenues derived outside of the United States.

Clough Global Dividend and Income Fund

SCHEDULE OF INVESTMENTS

October 31, 2023

	Shares	Value
COMMON STOCKS - 102.18%
Communication Services - 3.99%
AT&T, Inc.(a)	52,400	$806,960
Comcast Corp., Class A(a)(b)	42,200	1,742,438
Verizon Communications, Inc.(a)	11,000	386,430
		2,935,828

Consumer Discretionary - 15.00%
Autoliv, Inc.(a)	14,250	1,306,012
BYD Co. Ltd.	36,500	1,107,326
D.R. Horton, Inc.	5,300	553,320
Home Depot, Inc.(a)(b)	7,498	2,134,606
Lowe’s Cos., Inc.	1,520	289,666
McDonald’s Corp.(a)(b)	8,367	2,193,576
Meritage Homes Corp.	1,700	193,834
PulteGroup, Inc.	8,100	596,079
Starbucks Corp.(a)	15,600	1,438,944
Wynn Resorts, Ltd.(a)	14,210	1,247,354
		11,060,717

Consumer Staples - 6.83%
Coca-Cola Co.(a)	24,850	1,403,777
General Mills, Inc.(a)	11,700	763,308
PepsiCo, Inc.(a)	5,540	904,571
Procter & Gamble Co.(a)	13,000	1,950,390
		5,022,046

Energy - 5.76%
Chesapeake Energy Corp.(a)	16,460	1,416,877
Chevron Corp.(a)	8,300	1,209,559
Exxon Mobil Corp.(a)	15,300	1,619,505
		4,245,941

Financials - 8.70%
Bank of America Corp.(a)	24,000	632,160
Charles Schwab Corp.	10,400	541,216
HDFC Bank Ltd. - ADR(a)(b)	15,500	876,525
ICICI Bank Ltd. - Sponsored ADR(a)(b)	33,900	752,241
JPMorgan Chase & Co.(a)	10,700	1,487,942
Morgan Stanley(a)	18,550	1,313,711
Prudential Financial, Inc.(a)	3,300	301,752
Starwood Property Trust, Inc.(a)(b)	28,600	507,650
		6,413,197
	Shares	Value
Health Care - 14.50%
AbbVie, Inc.(a)(b)	2,850	$402,363
Amgen, Inc.(a)	2,282	583,507
Encompass Health Corp.(a)	15,300	957,168
Gilead Sciences, Inc.(a)	6,300	494,802
HCA Healthcare, Inc.(a)	3,230	730,432
Johnson & Johnson(a)	12,007	1,781,118
Medtronic PLC(a)	26,000	1,834,560
Merck & Co., Inc.(a)	16,020	1,645,254
Sanofi(a)	13,200	597,300
Select Medical Holdings Corp.(a)	32,700	743,271
Zimmer Biomet Holdings, Inc.(a)	8,780	916,720
		10,686,495

Industrials - 14.75%
Airbus SE	19,794	2,644,813
Ferguson PLC(a)	12,295	1,846,709
General Dynamics Corp.(a)	10,060	2,427,579
Illinois Tool Works, Inc.(a)(b)	1,793	401,847
Johnson Controls International PLC	6,700	328,434
Lockheed Martin Corp.(a)	815	370,532
Northrop Grumman Corp.(a)	3,187	1,502,447
RTX Corp.(a)	12,600	1,025,514
United Parcel Service, Inc., Class B(a)	2,200	310,750
		10,858,625

Information Technology - 22.59%
Accenture PLC, Class A(a)(b)	3,097	920,088
Apple, Inc.(a)(b)	13,880	2,370,288
Broadcom, Inc.(a)(b)	1,475	1,241,021
Cisco Systems, Inc.(a)	51,900	2,705,547
Lam Research Corp.(a)	2,795	1,644,075
Microsoft Corp.(a)	13,795	4,664,227
Samsung Electronics Co., Ltd.	19,534	967,624
SK Hynix, Inc.	15,515	1,336,044
Texas Instruments, Inc.(a)	5,600	795,256
		16,644,170

Materials - 5.26%
Dow, Inc.(a)	31,200	1,508,208
Freeport-McMoRan, Inc., Class B(a)	16,100	543,858
International Paper Co.(a)	18,600	627,378
Vale SA(a)	86,800	1,190,028
		3,869,472

Real Estate - 1.35%
Simon Property Group, Inc.(a)	4,800	527,472
VICI Properties, Inc.(a)	16,500	460,350
		987,822

See Notes to Financial Statements.

Clough Global Dividend and Income Fund

SCHEDULE OF INVESTMENTS

October 31, 2023 (Continued)

	Shares	Value
Utilities - 3.45%
Duke Energy Corp.(a)	10,400	$924,456
Exelon Corp.(a)(b)	29,500	1,148,730
Hawaiian Electric Industries, Inc.	35,900	465,982
		2,539,168

TOTAL COMMON STOCKS
(Cost $73,040,089)		75,263,481

CLOSED-END FUNDS - 0.25%
BlackRock Capital Allocation Trust(a)(b)	13,100	183,138

TOTAL CLOSED-END FUNDS
(Cost $180,798)		183,138

Description/Maturity Date/Rate
PREFERRED STOCKS - 1.37%
Gabelli Equity Trust, Inc., Series K, Perpetual Maturity, 5.000%(a)(c)	21,200	448,168
Trinity Capital, Inc., 1/16/2025, 7.000%(a)	22,400	565,600
		1,013,768

TOTAL PREFERRED STOCKS
(Cost $1,090,000)		1,013,768

Underlying Security/Expiration Date/
Exercise Price/Notional Amount	Contracts
PURCHASED OPTIONS - 0.03%
Call Options Purchased - 0.03%
3 Month SOFR
12/15/2023, $97, $756,480,000	3,200	20,000

TOTAL PURCHASED OPTIONS
(Cost $1,351,732)		20,000

	Principal
Description/Maturity Date/Rate	Amount
CORPORATE BONDS - 14.11%
Consumer Discretionary - 2.56%
Carnival Corp.
3/1/2026, 7.625%(d)(e)	$1,220,000	1,187,283
Melco Resorts Finance Ltd.
7/21/2028, 5.750%(a)(d)(e)	250,000	212,407
PulteGroup, Inc.
1/15/2027, 5.000%(a)(b)	500,000	486,124
		1,885,814
	Principal
Description/Maturity Date/Rate	Amount	Value
Energy - 3.44%
NGL Energy Operating LLC
2/1/2026, 7.500%(d)(e)	$940,000	$918,437
Transocean, Inc.
2/1/2027, 8.000%(d)(e)	1,720,000	1,615,957
		2,534,394

Financials - 0.62%
Trinity Capital, Inc.
8/24/2026, 4.375%(a)	500,000	454,179

Health Care - 1.14%
Tenet Healthcare Corp.
10/1/2028, 6.125%	900,000	835,542

Industrials - 5.01%
AerCap Global Aviation Trust
6/15/2045, 6.500%(d)(e)	840,000	824,927
Avis Budget Car Rental, LLC
7/15/2027, 5.750%(d)(e)	450,000	414,104
The Hertz Corp.
12/1/2026, 4.625%(d)(e)	390,000	327,046
TransDigm, Inc.
11/15/2027, 5.500%(a)	880,000	820,129
United Airlines 2020-1 Class B Pass
Through Trust
1/15/2026, 4.875%	352,640	338,181
US Airways 2012-2 Class A Pass
Through Trust
6/3/2025, 4.625%(a)	611,761	582,696
US Airways 2013-1 Class A Pass
Through Trust
11/15/2025, 3.950%(a)	411,018	388,011
		3,695,094

Information Technology - 1.34%
Apple, Inc.
5/6/2024, 3.450%(a)	1,000,000	989,752

TOTAL CORPORATE BONDS
(Cost $10,668,105)		10,394,775

See Notes to Financial Statements.

Clough Global Dividend and Income Fund

SCHEDULE OF INVESTMENTS

October 31, 2023 (Continued)

	Principal
Description/Maturity Date/Rate	Amount	Value
ASSET-BACKED SECURITIES - 0.03%
United States Small Business Administration 12/1/2028, 6.220%(a)	21,658	$21,423

TOTAL ASSET-BACKED SECURITIES
(Cost $21,658)		21,423

	Shares
MONEY MARKET FUNDS - 2.40%
BlackRock Liquidity Funds, T-Fund Portfolio, Institutional Class, 5.240% (7-day yield)	1,767,307	1,767,307

TOTAL MONEY MARKET FUNDS
(Cost $1,767,307)		1,767,307

TOTAL INVESTMENTS - 120.37%
(Cost $88,119,689)		88,663,892

Other Liabilities in Excess of Assets - (20.37)%(f)		(15,004,266)

NET ASSETS - 100.00%		$73,659,626

SCHEDULE OF SECURITIES SOLD
SHORT	Shares	Value
COMMON STOCKS - (15.23)%
Consumer Discretionary - (6.77)%
Asbury Automotive Group, Inc.(g)	(4,280)	(819,063)
AutoNation, Inc.(g)	(6,800)	(884,544)
Brunswick Corp.	(10,500)	(729,435)
Ford Motor Co.	(64,560)	(629,460)
Group 1 Automotive, Inc.	(1,590)	(401,205)
Harley-Davidson, Inc.	(26,800)	(719,580)
Lithia Motors, Inc.	(1,480)	(358,471)
YETI Holdings, Inc.(g)	(10,200)	(433,704)
		(4,975,462)

Financials - (3.15)%
BNP Paribas	(5,439)	(312,439)
Credit Agricole S.A.	(28,071)	(337,949)
Deutsche Bank AG	(98,400)	(1,083,384)
Intesa Sanpaolo SpA	(69,163)	(179,770)
Societe Generale S.A.	(5,689)	(127,283)
UniCredit SpA	(11,616)	(290,372)
		(2,331,197)

Health Care - (0.39)%
Cross Country Healthcare, Inc.(g)	(12,500)	(289,500)

	Shares	Value
Industrials - (1.60)%
American Airlines Group, Inc.(g)	(14,600)	$(162,790)
AMETEK, Inc.	(1,800)	(253,386)
Honeywell International, Inc.	(1,300)	(238,238)
Jacobs Solutions, Inc.	(2,200)	(293,260)
Rockwell Automation, Inc.	(900)	(236,529)
		(1,184,203)

Information Technology - (2.68)%
International Business Machines Corp.	(13,620)	(1,969,997)

Materials - (0.64)%
O-I Glass, Inc.(g)	(30,400)	(469,680)

TOTAL COMMON STOCKS
(Proceeds $11,027,760)		(11,220,039)

EXCHANGE-TRADED FUNDS - (0.95)%
Consumer Staples Select Sector SPDR Fund	(10,300)	(698,958)

TOTAL EXCHANGE-TRADED FUNDS
(Proceeds $729,180)		(698,958)

TOTAL SECURITIES SOLD SHORT
(Proceeds $11,756,940)		(11,918,997)

Investment Abbreviations:

ADR - American Depository Receipt

SOFR - Secured Overnight Financing Rate

FEDEF Rates:

1D FEDEF - 1 day effective Federal Funds Rate as of October 31, 2023 was 5.33%

(a)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short or borrowings. As of October 31, 2023, the aggregate value of those securities was $69,764,423, representing 94.71% of net assets.

(b)	Loaned security; a portion or all of the security is on loan as of October 31, 2023.

(c)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

(d)	Restricted security.

(e)	All or a portion of the security is exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of October 31, 2023, these securities had an aggregate value of $5,500,161 or 7.46% of net assets.

(f)	Includes cash which is being held as collateral for securities sold short.

(g)	Non-income producing security.

See Notes to Financial Statements.

Clough Global Dividend and Income Fund

SCHEDULE OF INVESTMENTS

October 31, 2023 (Continued)

For Fund compliance purposes, the Fund’s sector classifications refer to any one of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease. Sectors are shown as a percent of net assets. These sector classifications are unaudited.

Call Options Written

Underlying Security	Counterparty	Expiration Date	Strike Price	Contracts	Premiums Received	Notional Value	Value
3 Month SOFR	Morgan Stanley	12/15/2023	$98	(3,200)	$(516,486)	$(756,480,000)	$(20,000)
					$(516,486)	$(756,480,000)	$(20,000)

Total Return Swap Contracts

Reference Entity/Obligation	Counterparty	Floating Rate Received by the Fund(a)	Termination Date	Notional Value	Value	Net Unrealized Depreciation
Banco Bilbao Vizcaya Argenta	Morgan Stanley	1D FEDEF - 50 bps	10/2/2024	$(118,014)	$(205,086)	$(87,072)
				$(118,014)	$(205,086)	$(87,072)

(a)	Payment received when swap contract closes.

See Notes to Financial Statements.

Clough Global Equity Fund

SCHEDULE OF INVESTMENTS

October 31, 2023

	Shares	Value
COMMON STOCKS - 119.38%
Communication Services - 7.32%
Alphabet, Inc.(a)(b)(c)	71,000	$8,896,300

Consumer Discretionary - 23.62%
Amazon.com, Inc.(a)(c)	41,270	5,492,624
Booking Holdings, Inc.(a)(c)	350	976,346
BYD Co. Ltd.	103,000	3,124,782
Carnival Corp.(a)(c)	131,100	1,502,406
D.R. Horton, Inc.(c)	8,600	897,840
DraftKings, Inc.(a)(c)	149,400	4,126,428
Home Depot, Inc.(b)(c)	2,979	848,092
Lowe’s Cos., Inc.(c)	7,920	1,509,314
Marriott International, Inc.(c)	2,700	509,112
McDonald’s Corp.	9,930	2,603,348
Melco Resorts & Entertainment Ltd. - ADR(a)(c)	155,600	1,313,264
Meritage Homes Corp.(c)	2,900	330,658
PulteGroup, Inc.(c)	5,900	434,181
Royal Caribbean Cruises Ltd.(a)(b)(c)	27,940	2,367,356
Trip.com Group Ltd. - ADR(a)(c)	16,100	547,400
Wynn Resorts, Ltd.(c)	24,080	2,113,742
		28,696,893

Consumer Staples - 3.45%
Coca-Cola Co.(c)	10,400	587,496
General Mills, Inc.(b)(c)	9,700	632,828
Kroger Co.(b)(c)	15,000	680,550
Procter & Gamble Co.(b)(c)	15,300	2,295,459
		4,196,333

Energy - 11.94%
Cheniere Energy, Inc.(b)(c)	14,600	2,429,732
Chesapeake Energy Corp.(c)	29,280	2,520,422
Diamondback Energy, Inc.(c)	3,800	609,216
Exxon Mobil Corp.(c)	19,250	2,037,613
Noble Corp PLC(a)	25,500	1,190,595
Schlumberger N.V.(c)	22,400	1,246,784
Southwestern Energy Co.(a)(c)	401,200	2,860,556
Transocean Ltd.(a)(c)	244,000	1,615,280
		14,510,198

Financials - 8.85%
Berkshire Hathaway, Inc., Class A(a)(c)	3	1,553,475
HDFC Bank Ltd. - ADR(b)(c)	55,300	3,127,215
ICICI Bank Ltd. - Sponsored ADR(b)(c)	112,500	2,496,375
JPMorgan Chase & Co.(c)	15,800	2,197,148
Starwood Property Trust, Inc.(b)(c)	24,400	433,100
Visa, Inc., Class A(c)	3,955	929,821
		10,737,134
	Shares	Value
Health Care - 16.08%
Acadia Healthcare Co., Inc.(a)(b)(c)	7,050	$518,246
Amphivena Therapeutics, Inc. Series C(a)(d)(e)(f)(g)(h)	334,425	375,860
Arcellx, Inc.(a)(b)(c)	20,164	710,781
Argenx SE(a)(c)	2,485	1,166,881
Centrexion Therapeutics Corp.(a)(d)(e)(f)(g)(h)	4,336	8,009
Centrexion Therapeutics Corp. Series D Preferred(a)(d)(e)(f)(g)(h)	66,719	123,230
Cigna Group(c)	1,662	513,890
Dexcom, Inc.(a)(c)	18,400	1,634,472
Elevance Health, Inc.(c)	1,575	708,892
Encompass Health Corp.(c)	16,000	1,000,960
HCA Healthcare, Inc.(c)	5,580	1,261,861
Johnson & Johnson(c)	12,359	1,833,334
Karuna Therapeutics, Inc.(a)(c)	6,650	1,107,957
Merck & Co., Inc.(b)(c)	16,680	1,713,036
Roivant Sciences Ltd.(a)	115,900	1,001,376
Sanofi(c)	47,600	2,153,900
Select Medical Holdings Corp.(b)(c)	54,200	1,231,966
Surgery Partners, Inc.(a)(b)(c)	28,300	654,579
Tenet Healthcare Corp.(a)(b)(c)	9,970	535,389
Zimmer Biomet Holdings, Inc.(c)	12,520	1,307,213
		19,561,832

Industrials - 17.04%
Airbus SE	26,732	3,571,847
Boeing Co.(a)(b)(c)	19,115	3,571,064
Ferguson PLC(c)	20,220	3,037,044
General Dynamics Corp.(c)	18,040	4,353,232
Hertz Global Holdings, Inc.(a)(b)(c)	38,700	326,241
Northrop Grumman Corp.(c)	5,543	2,613,137
TransDigm Group, Inc.(a)(c)	3,909	3,237,004
		20,709,569

Information Technology - 22.93%
Accenture PLC, Class A(b)(c)	5,075	1,507,732
Amphenol Corp., Class A(c)	5,900	475,245
Apple, Inc.(c)	18,020	3,077,275
Broadcom, Inc.(b)(c)	2,581	2,171,576
Cisco Systems, Inc.(c)	4,300	224,159
Lam Research Corp.(b)(c)	6,011	3,535,791
Microsoft Corp.(c)	25,400	8,587,994
NVIDIA Corp.(c)	3,535	1,441,573
Palo Alto Networks, Inc.(a)(b)(c)	6,208	1,508,668
Samsung Electronics Co., Ltd.	33,183	1,643,732
ServiceNow, Inc.(a)(c)	2,411	1,402,840
SK Hynix, Inc.	26,581	2,288,972
		27,865,557

See Notes to Financial Statements.

Clough Global Equity Fund

SCHEDULE OF INVESTMENTS

October 31, 2023 (Continued)

	Shares	Value
Materials - 5.03%
Air Products and Chemicals, Inc.(c)	2,537	$716,550
Freeport-McMoRan, Inc., Class B(c)	28,900	976,242
Linde PLC(c)	4,287	1,638,320
Sherwin-Williams Co.(b)(c)	2,887	687,712
Vale SA(c)	152,900	2,096,259
		6,115,083

Real Estate - 0.56%
Prologis, Inc.(c)	3,200	322,400
Simon Property Group, Inc.(c)	3,200	351,648
		674,048

Utilities - 2.56%
Duke Energy Corp.(b)(c)	10,800	960,012
Exelon Corp.(c)	33,600	1,308,384
Hawaiian Electric Industries, Inc.(c)	64,300	834,614
		3,103,010
TOTAL COMMON STOCKS
(Cost $136,600,926)		145,065,957

CLOSED-END FUNDS - 0.25%
BlackRock Capital Allocation Trust(c)	21,500	300,570

TOTAL CLOSED-END FUNDS
(Cost $296,730)		300,570

EXCHANGE-TRADED FUNDS - 0.13%
United States Natural Gas Fund, LP(a)(b)(c)	20,900	156,750

TOTAL EXCHANGE-TRADED FUNDS
(Cost $406,467)		156,750

WARRANTS - 0.25%
Hertz Global Holdings, Inc.
Strike Price $13.80, Expires
6/30/2051(a)(c)	75,090	311,624

TOTAL WARRANTS
(Cost $1,195,306)		311,624
Underlying Security/Expiration Date/
Exercise Price/Notional Amount	Contracts	Value
PURCHASED OPTIONS - 0.02%
Call Options Purchased - 0.02%
3 Month SOFR
12/15/2023, $97, $1,182,000,000	5,000	$31,250

TOTAL PURCHASED OPTIONS
(Cost $2,112,074)		31,250

	Principal
Description/Maturity Date/Rate	Amount
CONVERTIBLE CORPORATE BONDS - 0.03%
Health Care - 0.03%
Amphivena Convertible Note PP
12/31/2049(a)(d)(e)(f)(g)(h)	108,750	32,625

TOTAL CONVERTIBLE CORPORATE BONDS
(Cost $108,750)		32,625

	Shares
MONEY MARKET FUNDS - 2.42%
BlackRock Liquidity Funds, T-Fund Portfolio, Institutional Class, 5.240% (7-day yield)	2,943,634	2,943,634

TOTAL MONEY MARKET FUNDS
(Cost $2,943,634)		2,943,634

TOTAL INVESTMENTS - 122.48%
(Cost $143,663,887)		148,842,410

Other Liabilities in Excess of Assets - (22.48)%(i)		(27,323,300)

NET ASSETS - 100.00%		$121,519,110

SCHEDULE OF SECURITIES SOLD
SHORT	Shares	Value
COMMON STOCKS - (15.46)%
Consumer Discretionary - (6.51)%
Asbury Automotive Group, Inc.(a)	(6,580)	(1,259,215)
AutoNation, Inc.(a)	(10,450)	(1,359,336)
Brunswick Corp.	(12,900)	(896,163)
Ford Motor Co.	(128,280)	(1,250,730)
Group 1 Automotive, Inc.	(2,640)	(666,151)
Harley-Davidson, Inc.	(44,400)	(1,192,140)
Lithia Motors, Inc.	(2,450)	(593,414)
YETI Holdings, Inc.(a)	(16,000)	(680,320)
		(7,897,469)

See Notes to Financial Statements.

Clough Global Equity Fund

SCHEDULE OF INVESTMENTS

October 31, 2023 (Continued)

	Shares	Value
Financials - (2.97)%
BNP Paribas	(9,800)	$(562,954)
Credit Agricole S.A.	(50,875)	(612,487)
Deutsche Bank AG	(123,600)	(1,360,836)
Intesa Sanpaolo SpA	(124,563)	(323,767)
Societe Generale S.A.	(10,239)	(229,083)
UniCredit SpA	(21,040)	(525,950)
		(3,615,077)

Health Care - (1.21)%
Cross Country Healthcare, Inc.(a)	(19,500)	(451,620)
Danaher Corp.	(5,290)	(1,015,786)
		(1,467,406)

Industrials - (2.09)%
American Airlines Group, Inc.(a)	(24,500)	(273,175)
AMETEK, Inc.	(2,800)	(394,156)
Honeywell International, Inc.	(2,100)	(384,846)
Jacobs Solutions, Inc.	(3,500)	(466,550)
Paychex, Inc.	(6,000)	(666,300)
Rockwell Automation, Inc.	(1,400)	(367,934)
		(2,552,961)

Information Technology - (2.07)%
International Business Machines Corp.	(17,370)	(2,512,397)

Materials - (0.61)%
O-I Glass, Inc.(a)	(47,700)	(736,965)

TOTAL COMMON STOCKS
(Proceeds $18,669,892)		(18,782,275)

TOTAL SECURITIES SOLD SHORT
(Proceeds $18,669,892)		(18,782,275)

Investment Abbreviations:

ADR - American Depository Receipt

SOFR - Secured Overnight Financing Rate

FEDEF Rates:

1D FEDEF - 1 day effective Federal Funds Rate as of October 31, 2023 was 5.33%

(a)	Non-income producing security.

(b)	Loaned security; a portion or all of the security is on loan as of October 31, 2023.

(c)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short or borrowings. As of October 31, 2023, the aggregate value of those securities was $127,046,286, representing 104.55% of net assets.

(d)	All or a portion of the security is exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of October 31, 2023, these securities had an aggregate value of $539,724 or 0.45% of net assets.

(e)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets.

(f)	Restricted security.

(g)	Fair valued security; valued in accordance with procedures approved by the Board. As of October 31, 2023, these securities had an aggregate value of $539,724 or 0.45% of total net assets.

(h)	Private Placement; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of October 31, 2023, these securities had an aggregate value of $539,724 or 0.45% of net assets.

(i)	Includes cash which is being held as collateral for securities sold short.

For Fund compliance purposes, the Fund’s sector classifications refer to any one of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease. Sectors are shown as a percent of net assets. These sector classifications are unaudited.

See Notes to Financial Statements.

Clough Global Equity Fund

SCHEDULE OF INVESTMENTS

October 31, 2023 (Continued)

Call Options Written

Underlying Security	Counterparty	Expiration Date	Strike Price	Contracts	Premiums Received	Notional Value	Value
3 Month SOFR	Morgan Stanley	12/15/2023	$98	(5,000)	$(807,000)	$(1,182,000,000)	$(31,250)
					$(807,000)	$(1,182,000,000)	$(31,250)

Total Return Swap Contracts

Reference Entity/Obligation	Counterparty	Floating Rate Received by the Fund(a)	Termination Date	Notional Value	Value	Net Unrealized Depreciation
Banco Bilbao Vizcaya Argenta	Morgan Stanley	1D FEDEF - 50 bps	10/2/2024	$(213,058)	$(370,255)	$(157,197)
				$(213,058)	$(370,255)	$(157,197)

(a)	Payment received when swap contract closes.

See Notes to Financial Statements.

Clough Global Opportunities Fund

SCHEDULE OF INVESTMENTS

October 31, 2023

	Shares	Value
COMMON STOCKS - 106.25%
Communication Services - 6.86%
Alphabet, Inc.(a)(b)	121,990	$15,285,347

Consumer Discretionary - 20.72%
Amazon.com, Inc.(a)(b)(c)	63,530	8,455,208
Booking Holdings, Inc.(a)(b)	574	1,601,208
BYD Co. Ltd.	177,500	5,384,940
Carnival Corp.(a)(b)	224,800	2,576,208
D.R. Horton, Inc.(b)	14,800	1,545,120
DraftKings, Inc.(a)(b)	256,100	7,073,482
Home Depot, Inc.(b)	5,109	1,454,481
Lowe’s Cos., Inc.	8,990	1,713,224
Marriott International, Inc.(b)	4,600	867,376
McDonald’s Corp.	15,590	4,087,230
Melco Resorts & Entertainment Ltd. - ADR(a)(b)	266,800	2,251,792
Meritage Homes Corp.	4,900	558,698
PulteGroup, Inc.	9,900	728,541
Royal Caribbean Cruises Ltd.(a)(b)(c)	42,757	3,622,801
Trip.com Group Ltd. - ADR(a)	17,600	598,400
Wynn Resorts, Ltd.(b)	41,180	3,614,780
		46,133,489

Consumer Staples - 3.23%
Coca-Cola Co.(b)	17,900	1,011,171
General Mills, Inc.(b)	16,400	1,069,936
Kroger Co.(b)	25,700	1,166,009
Procter & Gamble Co.(b)	26,300	3,945,789
		7,192,905

Energy - 10.70%
Cheniere Energy, Inc.(b)	21,665	3,605,489
Chesapeake Energy Corp.(b)	50,200	4,321,216
Diamondback Energy, Inc.	6,520	1,045,287
Exxon Mobil Corp.(b)(c)	32,780	3,469,763
Noble Corp PLC(a)(b)	43,800	2,045,022
Schlumberger N.V.(b)	29,900	1,664,234
Southwestern Energy Co.(a)(b)	687,700	4,903,301
Transocean Ltd.(a)(b)(c)	418,800	2,772,456
		23,826,768

Financials - 7.30%
Berkshire Hathaway, Inc., Class A(a)(b)	5	2,589,125
HDFC Bank Ltd. - ADR(b)(c)	86,475	4,890,161
ICICI Bank Ltd. - Sponsored ADR(b)(c)	192,800	4,278,232
JPMorgan Chase & Co.(b)	27,100	3,768,526
Starwood Property Trust, Inc.(b)(c)	41,673	739,696
		16,265,740
	Shares	Value
Health Care - 14.04%
Acadia Healthcare Co., Inc.(a)(b)	12,100	$889,471
Amphivena Therapeutics, Inc. Series C(a) (d)(e)(f)(g)(h)	780,326	877,008
Arcellx, Inc.(a)(b)(c)	34,606	1,219,862
Argenx SE(a)(b)	4,256	1,998,490
Centrexion Therapeutics Corp.(a)(d)(e)(f)(g)(h)	14,166	26,165
Centrexion Therapeutics Corp. Series D Preferred(a)(d)(e)(f)(g)(h)	217,952	402,557
Dexcom, Inc.(a)(b)	31,360	2,785,709
Elevance Health, Inc.(b)	2,624	1,181,036
Encompass Health Corp.(b)	27,400	1,714,144
HCA Healthcare, Inc.(b)	9,560	2,161,899
Johnson & Johnson(b)	12,073	1,790,909
Karuna Therapeutics, Inc.(a)	11,380	1,896,022
Merck & Co., Inc.(b)(c)	28,450	2,921,815
Roivant Sciences Ltd.(a)	198,600	1,715,904
Sanofi(b)	81,300	3,678,825
Select Medical Holdings Corp.(b)	75,400	1,713,842
Surgery Partners, Inc.(a)(b)(c)	48,946	1,132,121
Tenet Healthcare Corp.(a)(b)(c)	17,120	919,344
Zimmer Biomet Holdings, Inc.(b)	21,580	2,253,168
		31,278,291

Industrials - 16.14%
Airbus SE	45,445	6,072,220
Boeing Co.(a)(b)	33,695	6,294,900
Ferguson PLC(b)	36,945	5,549,139
General Dynamics Corp.(b)	30,940	7,466,132
Hertz Global Holdings, Inc.(a)(b)	66,600	561,438
Northrop Grumman Corp.(b)	9,479	4,468,685
TransDigm Group, Inc.(a)(b)(c)	6,681	5,532,469
		35,944,983

Information Technology - 19.60%
Accenture PLC, Class A(b)	8,774	2,606,667
Apple, Inc.(b)	30,900	5,276,793
Broadcom, Inc.(b)(c)	4,436	3,732,317
Cisco Systems, Inc.(b)	7,100	370,123
Lam Research Corp.(b)(c)	10,377	6,103,959
Microsoft Corp.(b)(c)	40,320	13,632,595
NVIDIA Corp.	3,063	1,249,091
Palo Alto Networks, Inc.(a)(b)(c)	10,664	2,591,565
Samsung Electronics Co., Ltd.	56,415	2,794,538
ServiceNow, Inc.(a)(b)	4,133	2,404,786
SK Hynix, Inc.	33,415	2,877,468
		43,639,902

Materials - 4.73%
Air Products and Chemicals, Inc.(b)	4,346	1,227,484
Freeport-McMoRan, Inc., Class B	49,600	1,675,488
Linde PLC(b)	7,380	2,820,341
Sherwin-Williams Co.(b)	4,920	1,171,993
Vale SA(b)	264,700	3,629,037
		10,524,343

See Notes to Financial Statements.

Clough Global Opportunities Fund

SCHEDULE OF INVESTMENTS

October 31, 2023 (Continued)

	Shares	Value
Real Estate - 0.53%
Prologis, Inc.(b)	5,600	$564,200
Simon Property Group, Inc.(b)(c)	5,600	615,384
		1,179,584

Utilities - 2.40%
Duke Energy Corp.(b)	18,700	1,662,243
Exelon Corp.(b)(c)	57,600	2,242,944
Hawaiian Electric Industries, Inc.	110,400	1,432,992
		5,338,179

TOTAL COMMON STOCKS
(Cost $223,128,047)		236,609,531

CLOSED-END FUNDS - 0.23%
BlackRock Capital Allocation Trust(b)	37,147	519,315

TOTAL CLOSED-END FUNDS
(Cost $512,681)		519,315

EXCHANGE-TRADED FUNDS - 0.12%
United States Natural Gas Fund, LP(a)(b)	35,800	268,500

TOTAL EXCHANGE-TRADED FUNDS
(Cost $696,246)		268,500

WARRANTS - 0.24%
Hertz Global Holdings, Inc.
Strike Price $13.80, Expires
6/30/2051(a)(b)(c)	130,434	541,301

TOTAL WARRANTS
(Cost $2,067,523)		541,301

Underlying Security/Expiration Date/
Exercise Price/Notional Amount	Contracts
PURCHASED OPTIONS - 0.03%
Call Options Purchased - 0.03%
3 Month SOFR
12/15/2023, $97, $2,127,600,000	9,000	56,250

TOTAL PURCHASED OPTIONS
(Cost $3,801,785)		56,250
	Principal
Description/Maturity Date/Rate	Amount	Value
CORPORATE BONDS - 13.39%
Consumer Discretionary - 1.55%
Carnival Corp.
3/1/2026, 7.625%(b)(d)(f)	$3,540,000	$3,445,067

Energy - 3.38%
NGL Energy Operating LLC
2/1/2026, 7.500%(b)(d)(f)	2,760,000	2,696,688
Transocean, Inc.
2/1/2027, 8.000%(d)(f)	5,150,000	4,838,477
		7,535,165

Health Care - 1.07%
Tenet Healthcare Corp.
10/1/2028, 6.125%(b)	2,560,000	2,376,653

Industrials - 7.39%
AerCap Global Aviation Trust
6/15/2045, 6.500%(d)(f)	2,530,000	2,484,603
Air Canada 2013-1 Class A Pass
Through Trust
5/15/2025, 4.125%(b)(d)(f)	3,828,327	3,640,775
American Airlines 2019-1 Class A Pass
Through Trust
2/15/2032, 3.500%(b)	3,564,624	2,853,487
Avis Budget Car Rental, LLC
7/15/2027, 5.750%(b)(d)(f)	1,280,000	1,177,897
The Hertz Corp.
12/1/2026, 4.625%(d)(f)	1,180,000	989,523
Hexcel Corp.
8/15/2025, 4.950%(b)	1,000,000	968,281
TransDigm, Inc.
11/15/2027, 5.500%(b)	2,500,000	2,329,911
United Airlines 2020-1 Class B Pass
Through Trust
1/15/2026, 4.875%	972,800	932,912
US Airways 2013-1 Class A Pass
Through Trust
11/15/2025, 3.950%(b)	1,150,849	1,086,431
		16,463,820

TOTAL CORPORATE BONDS
(Cost $30,625,175)		29,820,705

See Notes to Financial Statements.

Clough Global Opportunities Fund

SCHEDULE OF INVESTMENTS

October 31, 2023 (Continued)

	Principal
Description/Maturity Date/Rate	Amount	Value
CONVERTIBLE CORPORATE BONDS - 0.03%
Health Care - 0.03%
Amphivena Convertible Note PP 12/31/2049(a)(d)(e)(f)(g)(h)	253,750	$76,125

TOTAL CONVERTIBLE CORPORATE BONDS
(Cost $253,750)		76,125

	Shares
MONEY MARKET FUNDS - 1.71%
BlackRock Liquidity Funds, T-Fund Portfolio, Institutional Class, 5.240% (7-day yield)	3,797,206	3,797,206

TOTAL MONEY MARKET FUNDS
(Cost $3,797,206)		3,797,206

TOTAL INVESTMENTS - 122.00%
(Cost $264,882,413)		271,688,933

Other Liabilities in Excess of Assets - (22.00)%(i)		(49,000,117)

NET ASSETS - 100.00%		$222,688,816

SCHEDULE OF SECURITIES SOLD

SHORT	Shares	Value
COMMON STOCKS - (15.39)%
Consumer Discretionary - (6.49)%
Asbury Automotive Group, Inc.(a)	(12,080)	(2,311,750)
AutoNation, Inc.(a)	(19,180)	(2,494,934)
Brunswick Corp.	(23,750)	(1,649,912)
Ford Motor Co.	(233,520)	(2,276,820)
Group 1 Automotive, Inc.	(4,820)	(1,216,231)
Harley-Davidson, Inc.	(81,100)	(2,177,535)
Lithia Motors, Inc.	(4,480)	(1,085,101)
YETI Holdings, Inc.(a)	(28,900)	(1,228,828)
		(14,441,111)

Financials - (2.97)%
BNP Paribas	(17,970)	(1,032,273)
Credit Agricole S.A.	(92,565)	(1,114,396)
Deutsche Bank AG	(226,400)	(2,492,664)
Intesa Sanpaolo SpA	(229,253)	(595,880)
Societe Generale S.A.	(18,790)	(420,399)
UniCredit SpA	(38,679)	(966,883)
		(6,622,495)

	Shares	Value
Health Care - (1.20)%
Cross Country Healthcare, Inc.(a)	(35,400)	$(819,864)
Danaher Corp.	(9,640)	(1,851,073)
		(2,670,937)

Industrials - (2.08)%
American Airlines Group, Inc.(a)	(44,800)	(499,520)
AMETEK, Inc.	(5,100)	(717,927)
Honeywell International, Inc.	(3,800)	(696,388)
Jacobs Solutions, Inc.	(6,300)	(839,790)
Paychex, Inc.	(11,000)	(1,221,550)
Rockwell Automation, Inc.	(2,500)	(657,025)
		(4,632,200)

Information Technology - (2.05)%
International Business Machines Corp.	(31,510)	(4,557,606)

Materials - (0.60)%
O-I Glass, Inc.(a)	(87,000)	(1,344,150)

TOTAL COMMON STOCKS
(Proceeds $34,062,039)		(34,268,499)

TOTAL SECURITIES SOLD SHORT
(Proceeds $34,062,039)		(34,268,499)

Investment Abbreviations:

ADR - American Depository Receipt

SOFR - Secured Overnight Financing Rate

FEDEF Rates:

1D FEDEF - 1 day effective Federal Funds Rate as of October 31, 2023 was 5.33%

(a)	Non-income producing security.

(b)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short or borrowings. As of October 31, 2023, the aggregate value of those securities was $206,476,285, representing 92.72% of net assets.

(c)	Loaned security; a portion or all of the security is on loan as of October 31, 2023.
(d)	All or a portion of the security is exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of October 31, 2023, these securities had an aggregate value of $20,654,885 or 9.26% of net assets.

(e)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets.

(f)	Restricted security.

(g)	Fair valued security; valued in accordance with procedures approved by the Board. As of October 31, 2023, these securities had an aggregate value of $1,381,855 or 0.61% of total net assets.

See Notes to Financial Statements.

Clough Global Opportunities Fund

SCHEDULE OF INVESTMENTS

October 31, 2023 (Continued)

(h)	Private Placement; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of October 31, 2023, these securities had an aggregate value of $1,381,855 or 0.61% of net assets.

(i)	Includes cash which is being held as collateral for securities sold short.

For Fund compliance purposes, the Fund’s sector classifications refer to any one of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease. Sectors are shown as a percent of net assets. These sector classifications are unaudited.

Call Options Written

Underlying Security	Counterparty	Expiration Date	Strike Price	Contracts	Premiums Received	Notional Value	Value
3 Month SOFR	Morgan Stanley	12/15/2023	$98	(9,000)	$(1,452,620)	$(2,127,600,000)	$(56,250)
					$(1,452,620)	$(2,127,600,000)	$(56,250)

Total Return Swap Contracts

Reference Entity/Obligation	Counterparty	Floating Rate Received by the Fund(a)	Termination Date	Notional Value	Value	Net Unrealized Depreciation
Banco Bilbao Vizcaya Argenta	Morgan Stanley	1D FEDEF - 50 bps	10/2/2024	$(392,974)	$(682,915)	$(289,941)
				$(392,974)	$(682,915)	$(289,941)

(a)	Payment received when swap contract closes.

See Notes to Financial Statements.

Clough Global Funds

STATEMENTS OF ASSETS AND LIABILITIES

October 31, 2023

	Clough Global Dividend and Income Fund	Clough Global Equity Fund	Clough Global Opportunities Fund

ASSETS:
Investments, at value*	$88,663,892	$148,842,410	$271,688,933
Cash	21,081	32,029	58,589
Foreign currencies, at value	6	—	5
Deposit with broker for written options	650,369	1,023,586	1,884,236
Deposit with broker for total return swap contracts	51,272	92,564	170,729
Deposit with broker for securities sold short	12,207,723	19,963,016	36,063,892
Dividends receivable	114,480	98,468	171,137
Interest receivable	200,815	19,855	530,538
Interest receivable on deposits with broker	53,869	94,721	171,711
Receivable for investments sold	2,347,117	3,900,902	6,804,165
Receivable for total return swap contracts	5,331	9,624	17,751
Prepaid expenses and other assets	8,052	—	—
Total Assets	104,324,007	174,077,175	317,561,686
LIABILITIES:
Loan payable	16,000,000	29,000,000	52,000,000
Interest on loan payable	160,820	280,330	486,540
Securities sold short, at value	11,918,997	18,782,275	34,268,499
Written options, at value	20,000	31,250	56,250
Payable for investments purchased	2,373,218	4,099,277	7,369,931
Unrealized depreciation on total return swap contracts	87,072	157,197	289,941
Accrued investment advisory fee	71,076	154,539	309,299
Accrued administration fee	28,938	48,937	88,150
Accrued trustees fee	926	926	926
Other payables and accrued expenses	3,334	3,334	3,334
Total Liabilities	30,664,381	52,558,065	94,872,870
NET ASSETS	$73,659,626	$121,519,110	$222,688,816

COMPOSITION OF NET ASSETS:
Paid in capital	$98,358,874	$194,542,174	$366,212,020
Distributable earnings/(Accumulated loss)	(24,699,248)	(73,023,064)	(143,523,204)
NET ASSETS	$73,659,626	$121,519,110	$222,688,816

Shares outstanding, unlimited shares authorized	12,506,783	18,839,921	42,866,120
Net Asset Value, per share	$5.89	$6.45	$5.19

Investments, at cost	$88,119,689	$143,663,887	$264,882,413
Foreign Currencies, at cost	6	—	5
Proceeds of Securities Sold Short	11,756,940	18,669,892	34,062,039
Premiums Received on Written Options	516,486	807,000	1,452,620

* Securities Loaned, at value	$13,776,170	$26,019,518	$47,996,760

See Notes to Financial Statements.

Clough Global Funds

STATEMENTS OF OPERATIONS

October 31, 2023

	Clough Global Dividend and Income Fund	Clough Global Equity Fund	Clough Global Opportunities Fund

INVESTMENT INCOME:
Dividends*	$3,012,139	$2,398,785	$4,253,181
Interest and other income	1,020,231	1,378,471	3,082,096
Interest on deposits with broker	736,473	1,128,709	2,061,268
Hypothecated securities income (Note 6)	22,473	39,837	143,457
Total Income	4,791,316	4,945,802	9,540,002
EXPENSES:
Investment advisory fee	1,059,061	2,170,664	4,400,177
Administration fee	442,298	744,884	1,354,163
Interest on loan	2,526,487	4,168,938	7,583,480
Trustees' fees	148,562	148,561	148,561
Dividend expense - short sales	350,433	443,462	820,166
Other expenses	43,388	—	21,444
Total Expenses	4,570,229	7,676,509	14,327,991
NET INVESTMENT INCOME/(LOSS)	221,087	(2,730,707)	(4,787,989)
Net realized gain/(loss) on:
Investment securities	(13,418,774)	(23,775,604)	(42,965,121)
Futures contracts	(860,840)	(1,583,414)	(2,881,061)
Securities sold short	(2,214,297)	(5,250,755)	(9,660,061)
Total return swap contracts	(101,312)	(143,678)	(265,382)
Written options	4,370,969	6,964,279	12,942,205
Foreign currency related transactions	(31,552)	(62,688)	(112,607)
Net Realized Loss	(12,255,806)	(23,851,860)	(42,942,027)
Long-term capital gain distributions from other investment companies	33,215	–	–
Net change in unrealized appreciation/(depreciation) on:
Investment Securities	1,615,509	14,757,586	26,956,039
Futures contracts	432,310	823,794	1,497,784
Securities sold short	1,379,074	2,519,908	4,647,026
Total return swap contracts	(38,069)	(68,842)	(126,683)
Written options	(72,091)	(255,867)	(533,098)
Foreign currency related translations	280	662	1,611
Net Change In Unrealized Appreciation	3,317,013	17,777,241	32,442,679
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(8,905,578)	(6,074,619)	(10,499,348)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(8,684,491)	$(8,805,326)	$(15,287,337)
*Foreign taxes withheld on dividends	$19,478	$33,399	$57,872

See Notes to Financial Statements.

Clough Global Funds

STATEMENTS OF CHANGES IN NET ASSETS

October 31, 2023

Clough Global Dividend and Income Fund	Year Ended October 31, 2023	Year Ended October 31, 2022

OPERATIONS
Net investment income/(loss)	$221,087	$(184,420)
Net realized loss	(12,255,806)	(13,494,914)
Net change in unrealized appreciation/depreciation	3,317,013	(17,283,546)
Long-term capital gain distributions from other investment companies	33,215	—
Net decrease in net assets resulting from operations	(8,684,491)	(30,962,880)
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From distributable earnings	(275,010)	—
Tax return of capital	(9,589,169)	(13,197,196)
Net decrease in net assets from distributions	(9,864,179)	(13,197,196)
CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares	—	12,228,308
Reinvestment of dividends	—	687,408
Repurchase of fund shares	(1,075,630)	—
Offering Costs	—	42,881
Net increase/decrease in net assets derived from capital share transactions	(1,075,630)	12,958,597
Net decrease in net assets attributable to common shares	(19,624,300)	(31,201,479)
NET ASSETS ATTRIBUTABLE TO COMMON SHARES
Beginning of period	93,283,926	124,485,405
End of period	$73,659,626	$93,283,926

Clough Global Equity Fund	Year Ended October 31, 2023	Year Ended October 31, 2022

OPERATIONS
Net investment loss	$(2,730,707)	$(4,554,404)
Net realized loss	(23,851,860)	(49,490,363)
Net change in unrealized appreciation/depreciation	17,777,241	(54,718,133)
Net decrease in net assets resulting from operations	(8,805,326)	(108,762,900)
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From distributable earnings	—	(13,720,430)
Tax return of capital	(15,858,657)	(12,601,657)
Net decrease in net assets from distributions	(15,858,657)	(26,322,087)
CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares	—	14,074,176
Reinvestment of dividends	—	1,121,300
Repurchase of fund shares	(1,686,484)	—
Offering Costs	—	84,431
Net increase/decrease in net assets derived from capital share transactions	(1,686,484)	15,279,907
Net decrease in net assets attributable to common shares	(26,350,467)	(119,805,080)
NET ASSETS ATTRIBUTABLE TO COMMON SHARES
Beginning of period	147,869,577	267,674,657
End of period	$121,519,110	$147,869,577

See Notes to Financial Statements.

Clough Global Funds

STATEMENTS OF CHANGES IN NET ASSETS

October 31, 2023

Clough Global Opportunities Fund	Year Ended October 31, 2023	Year Ended October 31, 2022

OPERATIONS
Net investment loss	$(4,787,989)	$(7,552,691)
Net realized loss	(42,942,027)	(99,827,657)
Net change in unrealized appreciation/depreciation	32,442,679	(99,575,453)
Net decrease in net assets resulting from operations	(15,287,337)	(206,955,801)
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From distributable earnings	—	(21,501,359)
Tax return of capital	(29,164,469)	(26,881,540)
Net decrease in net assets from distributions	(29,164,469)	(48,382,899)
CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares	—	27,463,006
Reinvestment of dividends	—	2,423,018
Repurchase of fund shares	(3,251,552)	—
Offering Costs	—	110,811
Net increase/decrease in net assets derived from capital share transactions	(3,251,552)	29,996,835
Net decrease in net assets attributable to common shares	(47,703,358)	(225,341,865)
NET ASSETS ATTRIBUTABLE TO COMMON SHARES
Beginning of period	270,392,174	495,734,039
End of period	$222,688,816	$270,392,174

See Notes to Financial Statements.

Clough Global Funds

STATEMENTS OF CASH FLOWS

October 31, 2023

	Clough Global Dividend and Income Fund	Clough Global Equity Fund	Clough Global Opportunities Fund

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets from operations	$(8,684,491)	$(8,805,326)	$(15,287,337)
Purchase of investment securities	(87,795,607)	(241,373,299)	(418,996,897)
Net sales/purchases of short-term investment securities	(1,744,646)	(2,827,815)	5,833,844
Proceeds from disposition of investment securities	163,634,993	360,196,729	630,247,382
Amortization of premium and accretion of discount on investments	(64,738)	(152,709)	(246,859)
Proceeds from securities sold transactions	30,691,222	52,384,635	95,794,628
Cover securities sold short transactions	(44,145,121)	(82,760,445)	(151,716,946)
Purchased options transactions	(9,808,042)	(18,341,404)	(31,390,622)
Proceeds from purchased options transactions	3,410,802	10,164,904	15,305,016
Premiums paid on closing written options transactions	(996,352)	(3,673,649)	(5,052,844)
Premiums received from written options transactions	5,102,575	10,029,632	16,803,681

Net realized (gain)/loss on:
Investments	13,418,774	23,775,604	42,965,121
Securities sold short	2,214,297	5,250,755	9,660,061
Written options	(4,370,969)	(6,964,279)	(12,942,205)
Long-term capital gain distributions from other investment companies	(33,215)	—	—

Net change in unrealized appreciation/depreciation on:
Investments	(1,615,509)	(14,757,586)	(26,956,039)
Securities sold short	(1,379,074)	(2,519,908)	(4,647,026)
Written options	72,091	255,867	533,098
Total return swap contracts	38,069	68,842	126,683

(Increase)/Decrease in assets:
Dividends receivable	4,553	82,596	165,077
Interest receivable	107,803	319,485	338,769
Interest receivable on deposits with broker	(53,869)	(94,721)	(171,711)
Receivable from affiliated fund	—	1,600,000	—
Total return swap contracts receivable	(4,897)	(9,624)	(17,751)
Prepaid expenses and other assets	(8,052)	—	—

Increase/(Decrease) in liabilities:
Administration fees payable	(12,916)	(32,898)	(61,493)
Interest due on loan payable	(51,314)	(154,002)	(308,137)
Investment advisory fees payable	(31,525)	(78,156)	(164,231)
Payable to affiliated fund	—	—	(1,600,000)
Short sales dividends payable	(6,406)	(12,058)	(22,090)
Total return swap contracts payable	—	(35,253)	(65,246)
Trustees' fees and expenses payable	(7,442)	(7,442)	(7,442)
Variation margin payable for futures contracts	(23,512)	(44,888)	(81,700)
Accrued expenses and other payables	(36,732)	(28,739)	(55,556)
Net Cash Provided by Operating Activities	57,820,750	81,454,848	147,981,228

Repayment of loan payable	(37,000,000)	(81,000,000)	(152,000,000)
Repurchase of shares	(1,075,630)	(1,686,484)	(3,251,552)
Cash distributions paid	(9,864,179)	(15,858,657)	(29,164,469)
Payable due to custodian	(21,315,272)	(7,357,884)	(10,525,666)
Net Cash Used in Financing Activities	(69,255,081)	(105,903,025)	(194,941,687)
Net decrease in cash	(11,434,331)	(24,448,177)	(46,960,459)
Cash and restricted cash, beginning balance	24,364,782	45,559,372	85,137,910
Cash and restricted cash, ending balance	$12,930,451	$21,111,195	$38,177,451

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for interest from loan payable:	$2,577,801	$4,322,940	$7,891,617

RECONCILIAITION OF BEGINNING BALANCE OF RESTRICTED AND UNRESTRICTED CASH TO STATEMENT OF ASSETS AND LIABILITIES
Cash	$—	$—	$—
Foreign currencies, at value	6	—	5
Deposits with broker

See Notes to Financial Statements.

Clough Global Funds

STATEMENTS OF CASH FLOWS

October 31, 2023 (Continued)

	Clough Global Dividend and Income Fund	Clough Global Equity Fund	Clough Global Opportunities Fund

Futures	133,198	255,154	462,831
Securities sold short	24,131,221	45,123,269	84,340,725
Total return swaps	100,357	180,949	334,349

RECONCILIAITION OF ENDING BALANCE OF RESTRICTED AND UNRESTRICTED CASH TO STATEMENT OF ASSETS AND LIABILITIES
Cash	$21,081	$32,029	$58,589
Foreign currencies, at value	6	—	5
Deposits with broker
Written options	650,369	1,023,586	1,884,236
Securities sold short	12,207,723	19,963,016	36,063,892
Total return swaps	51,272	92,564	170,729

See Notes to Financial Statements.

Clough Global Dividend and Income Fund

FINANCIAL HIGHLIGHTS

October 31, 2023

	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2023	2022	2021	2020	2019
PER COMMON SHARE OPERATING
PERFORMANCE:
Net Asset Value, Beginning of Period	$7.34	$11.02	$10.23	$12.21	$12.54

INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(a)	0.02	(0.02)	0.06	0.12	0.16
Net realized and unrealized gain/(loss) on investments	(0.71)	(2.59)	2.28	(0.89)	1.08
Total from Investment Operations	(0.69)	(2.61)	2.34	(0.77)	1.24

DISTRIBUTIONS TO COMMON
SHAREHOLDERS FROM:
Net investment income	(0.02)	—	—	(0.20)	(0.06)
Net realized gains	—	—	(0.41)	—	(0.53)
Tax return of capital	(0.76)	(1.10)	(0.76)	(1.01)	(0.64)
Total Distributions to Common Shareholders	(0.78)	(1.10)	(1.17)	(1.21)	(1.23)

CAPITAL SHARE TRANSACTIONS:
Impact of capital share transactions	0.02	0.03	(0.38)	—	(0.34)
Total Capital Share Transactions	0.02	0.03	(0.38)	—	(0.34)
Net Increase/(Decrease) in net asset value	(1.45)	(3.68)	0.79	(1.98)	(0.33)
Net Asset Value - End of Period	$5.89	$7.34	$11.02	$10.23	$12.21
Market Value - End of Period	$4.90	$6.84	$11.43	$8.73	$10.96

Total Investment Return - Net Asset Value(b)	(8.45%)	(24.49%)	23.34%	(4.91%)	11.75%
Total Investment Return - Market Price(c)	(18.27%)	(32.14%)	49.90%	(9.59%)	11.51%

RATIOS AND SUPPLEMENTAL DATA:(d)
Net Assets, end of period (000s)	$73,660	$93,284	$124,485	$86,016	$102,670
Ratios to average net assets attributable to common shareholders:
Total expense ratio	5.32%	3.58%	2.38%	2.98%	3.66%
Total expense ratio excluding interest expense and dividends on short sales expense	1.97%	1.91%	1.78%	1.89%	1.85%
Ratio of net investment income/(loss)	0.26%	(0.17%)	0.49%	1.10%	1.30%
Portfolio turnover rate	72%	199%	147%	229%	253%
BORROWINGS AT END OF PERIOD:
Aggregate Amount Outstanding (000s)	$16,000	$53,000	$61,500	$50,500	$49,500
Asset Coverage Per $1,000(e)	5,604	2,760	3,024	2,703	3,074

(a)	Calculated based on the average number of common shares outstanding during each fiscal period.
(b)	Total investment return - Net Asset Value is calculated based on the funds calculated net asset value, assuming a purchase of a common share at the opening on the first day and a sale at the closing on the last day of each period reported and that all rights in the Fund’s rights offering were exercised. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at price obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund’s common shares. Past performance is not a guarantee of future results. Total returns include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes and may differ from those reported to the market.
(c)	Total investment return - Market Price is calculated based on where the fund is trading in the market, assuming a purchase of a common share at the opening on the first day and a sale at the closing on the last day of each period reported. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund’s common shares. Past performance is not a guarantee of future results.
(d)	Ratios do not reflect the proportionate share of income and expenses of the underlying investee funds.
(e)	Calculated by subtracting the Fund’s total liabilities (excluding the principal amount of Leverage Facility) from the Fund’s total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.

See Notes to Financial Statements.

Clough Global Equity Fund

FINANCIAL HIGHLIGHTS

October 31, 2023

	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2023	2022	2021	2020	2019
PER COMMON SHARE OPERATING
PERFORMANCE:
Net Asset Value, Beginning of Period	$7.73	$15.11	$12.81	$12.95	$13.55

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.14)	(0.25)	(0.19)	(0.09)	(0.06)
Net realized and unrealized gain/(loss) on investments	(0.33)	(5.71)	4.72	1.27	1.15
Total from Investment Operations	(0.47)	(5.96)	4.53	1.18	1.09

DISTRIBUTIONS TO COMMON
SHAREHOLDERS FROM:
Net investment income	—	—	(0.12)	(0.60)	—
Net realized gains	—	(0.75)	(1.44)	(0.72)	(1.34)
Tax return of capital	(0.83)	(0.68)	—	—	—
Total Distributions to Common Shareholders	(0.83)	(1.43)	(1.56)	(1.32)	(1.34)

CAPITAL SHARE TRANSACTIONS:
Impact of capital share transactions	0.02	0.01	(0.67)	—	(0.35)
Total Capital Share Transactions	0.02	0.01	(0.67)	—	(0.35)
Net Increase/(Decrease) in net asset value	(1.28)	(7.38)	2.30	(0.14)	(0.60)
Net Asset Value - End of Period	$6.45	$7.73	$15.11	$12.81	$12.95
Market Value - End of Period	$5.26	$7.09	$15.27	$10.78	$11.77

Total Investment Return - Net Asset Value(b)	(4.78%)	(40.97%)	36.34%	11.47%	9.40%
Total Investment Return - Market Price(c)	(15.34%)	(46.43%)	63.73%	3.21%	1.99%

RATIOS AND SUPPLEMENTAL DATA:(d)
Net Assets, end of period (000s)	$121,519	$147,870	$267,675	$169,542	$171,337
Ratios to average net assets attributable to common shareholders:
Total expense ratio	5.60%	4.39%	2.64%	3.23%	3.94%
Total expense ratio excluding interest expense and dividends on short sales expense	2.23%	2.44%	2.07%	2.20%	2.18%
Ratio of net investment (loss)	(1.99%)	(2.31%)	(1.21%)	(0.70%)	(0.45%)
Portfolio turnover rate	122%	198%	194%	256%	297%
BORROWINGS AT END OF PERIOD:
Aggregate Amount Outstanding (000s)	$29,000	$110,000	$131,500	$92,000	$84,500
Asset Coverage Per $1,000(e)	5,190	2,344	3,036	2,843	3,028

(a)	Calculated based on the average number of common shares outstanding during each fiscal period.
(b)	Total investment return - Net Asset Value is calculated based on the funds calculated net asset value, assuming a purchase of a common share at the opening on the first day and a sale at the closing on the last day of each period reported and that all rights in the Fund’s rights offering were exercised. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at price obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund’s common shares. Past performance is not a guarantee of future results. Total returns include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes and may differ from those reported to the market.
(c)	Total investment return - Market Price is calculated based on where the fund is trading in the market, assuming a purchase of a common share at the opening on the first day and a sale at the closing on the last day of each period reported. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund’s common shares. Past performance is not a guarantee of future results.
(d)	Ratios do not reflect the proportionate share of income and expenses of the underlying investee funds.
(e)	Calculated by subtracting the Fund’s total liabilities (excluding the principal amount of Leverage Facility) from the Fund’s total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.

See Notes to Financial Statements.

Clough Global Opportunities Fund

FINANCIAL HIGHLIGHTS

October 31, 2023

	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2023	2022	2021	2020	2019
PER COMMON SHARE OPERATING
PERFORMANCE:
Net Asset Value, Beginning of Period	$6.21	$12.37	$10.48	$10.56	$10.63

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.11)	(0.18)	(0.16)	(0.08)	(0.04)
Net realized and unrealized gain/(loss) on investments	(0.25)	(4.83)	3.60	1.07	1.03
Total from Investment Operations	(0.36)	(5.01)	3.44	0.99	0.99

DISTRIBUTIONS TO COMMON
SHAREHOLDERS FROM:
Net investment income	—	—	—	(0.71)	—
Net realized gains	—	(0.52)	(1.27)	(0.14)	(0.71)
Tax return of capital	(0.67)	(0.64)	—	(0.22)	(0.35)
Total Distributions to Common Shareholders	(0.67)	(1.16)	(1.27)	(1.07)	(1.06)

CAPITAL SHARE TRANSACTIONS:
Impact of capital share transactions	0.01	0.01	(0.28)	—	—
Total Capital Share Transactions	0.01	0.01	(0.28)	—	—
Net Increase/(Decrease) in net asset value	(1.02)	(6.16)	1.89	(0.08)	(0.07)
Net Asset Value - End of Period	$5.19	$6.21	$12.37	$10.48	$10.56
Market Value - End of Period	$4.20	$5.74	$12.87	$8.84	$9.19

Total Investment Return - Net Asset Value(b)	(4.49%)	(42.06%)	34.71%	11.91%	11.08%
Total Investment Return - Market Price(c)	(16.38%)	(48.53%)	66.16%	8.46%	7.49%

RATIOS AND SUPPLEMENTAL DATA:(d)
Net Assets, end of period (000s)	$222,689	$270,392	$495,734	$337,761	$340,278
Ratios to average net assets attributable to common shareholders:
Total expense ratio	5.71%	4.57%	2.78%	3.42%	4.14%
Total expense ratio excluding interest expense and dividends on short sales expense	2.36%	2.60%	2.20%	2.35%	2.33%
Ratio of net investment (loss)	(1.91%)	(2.09%)	(1.26%)	(0.73%)	(0.39%)
Portfolio turnover rate	115%	212%	209%	261%	306%
BORROWINGS AT END OF PERIOD:
Aggregate Amount Outstanding (000s)	$52,000	$204,000	$245,500	$182,500	$178,000
Asset Coverage Per $1,000(e)	5,282	2,325	3,019	2,851	2,912

(a)	Calculated based on the average number of common shares outstanding during each fiscal period.
(b)	Total investment return - Net Asset Value is calculated based on the funds calculated net asset value, assuming a purchase of a common share at the opening on the first day and a sale at the closing on the last day of each period reported and that all rights in the Fund’s rights offering were exercised. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at price obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund’s common shares. Past performance is not a guarantee of future results. Total returns include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes and may differ from those reported to the market.
(c)	Total investment return - Market Price is calculated based on where the fund is trading in the market, assuming a purchase of a common share at the opening on the first day and a sale at the closing on the last day of each period reported. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund’s common shares. Past performance is not a guarantee of future results.
(d)	Ratios do not reflect the proportionate share of income and expenses of the underlying investee funds.
(e)	Calculated by subtracting the Fund’s total liabilities (excluding the principal amount of Leverage Facility) from the Fund’s total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.

See Notes to Financial Statements.

Clough Global Funds

NOTES TO FINANCIAL STATEMENTS

October 31, 2023

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund (each a “Fund”, collectively the “Funds”), are closed-end management investment companies registered under the Investment Company Act of 1940 (the “1940 Act”). The Funds were organized under the laws of the state of Delaware on April 27, 2004, January 25, 2005, and January 12, 2006, respectively for Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund. The Funds were previously registered as non-diversified investment companies. As a result of ongoing operations, each of the Funds became a diversified company. The Funds may not resume operating in a non-diversified manner without first obtaining shareholder approval. Each Fund’s investment objective is to provide a high level of total return. Each Declaration of Trust provides that the Board of Trustees (the “Board”) may authorize separate classes of shares of beneficial interest. The common shares of Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund are listed on the NYSE American LLC and trade under the ticker symbols “GLV”, “GLQ” and “GLO” respectively.

The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures, including the disclosure of contingent assets and liabilities, in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities. Each Fund is considered an investment company for financial reporting purposes under GAAP and follows the accounting and reporting guidance applicable to investment companies as codified in Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies.

The net asset value (“NAV”) per share of each Fund is determined no less frequently than daily, on each day that the New York Stock Exchange (“NYSE” or the “Exchange”) is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Trading may take place in foreign issues held by a Fund at times when the Fund is not open for business. As a result, each Fund’s NAV may change at times when it is not possible to purchase or sell shares of that Fund.

Investment Valuation – Securities and securities sold short, held by each Fund, for which exchange quotations are readily available, are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the mean of the bid and asked prices on such day. Money market funds are valued based on the closing NAV. Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is primarily traded. In certain countries market maker prices are used since they are the most representative of the daily trading activity. Market maker prices are usually the mean between the bid and ask prices. Certain markets are not closed at the time that the Funds price their portfolio securities. In these situations, snapshot prices are provided by the individual pricing services or other alternate sources at the close of the NYSE as appropriate. Securities not traded on a particular day are valued at the mean between the last reported bid and the asked quotes, or the last sale price when appropriate; otherwise fair value will be determined by the Board-appointed fair valuation committee. Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services or dealers at the mean between the latest available bid and asked prices. As authorized by the Board, debt securities (including short-term obligations that will mature in 60 days or less) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of securities or a matrix method which considers yield or price of comparable bonds provided by a pricing service. Over-the-counter options are valued at the mean between bid and asked prices provided by dealers. Exchange-traded options are valued at the mean of the bid and asked prices. Total return swaps are priced based on valuations provided by a Board approved independent third party pricing agent. If a total return swap price cannot be obtained from an independent third party pricing agent the Fund shall seek to obtain a bid price from at least one independent and/or executing broker. Futures and options on futures are valued at settlement prices.

If the price of a security is unavailable, or the price of a security is unreliable, e.g., due to the occurrence of a significant event, the security may be valued at its fair value determined the valuation designee. Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Fund's investment adviser, Clough Capital Partners L.P. ("Clough" or the "Adviser"), as the valuation designee with respect to the fair valuation of each Fund's portfolio securities, subject to oversight by and periodic reporting to the Board. For this purpose, fair value is the price that a Fund reasonably expects to receive on a current sale of the security. Due to the number of variables affecting the price of a security, however; it is possible that the fair value of a security may not accurately reflect the price that a Fund could actually receive on a sale of the security.

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 – Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

Clough Global Funds

NOTES TO FINANCIAL STATEMENTS

October 31, 2023 (Continued)

The following is a summary of the inputs used as of October 31, 2023, in valuing each Fund’s investments carried at value.

Clough Global Dividend and Income Fund

Investments in Securities at Value(a)	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$75,263,481	$—	$—	$75,263,481
Closed-End Funds	183,138	—	—	183,138
Preferred Stocks	1,013,768	—	—	1,013,768
Purchased Options	20,000	—	—	20,000
Corporate Bonds	—	10,394,775	—	10,394,775
Asset-Backed Securities	—	21,423	—	21,423
Money Market Funds	1,767,307	—	—	1,767,307
Total	$78,247,694	$10,416,198	$—	$88,663,892

Other Financial Instruments(b)
Liabilities
Securities Sold Short
Common Stocks	(11,220,039)	—	—	(11,220,039)
Exchange-Traded Funds	(698,958)	—	—	(698,958)
Written Options	(20,000)	—	—	(20,000)
Total Return Swaps(c)	—	(87,072)	—	(87,072)
Total	$(11,938,997)	$(87,072)	$—	$(12,026,069)

Clough Global Equity Fund

Investments in Securities at Value(a)	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Communication Services	$8,896,300	$—	$—	$8,896,300
Consumer Discretionary	28,696,893	—	—	28,696,893
Consumer Staples	4,196,333	—	—	4,196,333
Energy	14,510,198	—	—	14,510,198
Financials	10,737,134	—	—	10,737,134
Health Care	19,054,733	—	507,099	19,561,832
Industrials	20,709,569	—	—	20,709,569
Information Technology	27,865,557	—	—	27,865,557
Materials	6,115,083	—	—	6,115,083
Real Estate	674,048	—	—	674,048
Utilities	3,103,010	—	—	3,103,010
Closed-End Funds	300,570	—	—	300,570
Exchange-Traded Funds	156,750	—	—	156,750
Warrants	311,624	—	—	311,624
Purchased Options	31,250	—	—	31,250
Convertible Corporate Bonds	—	—	32,625	32,625
Money Market Funds	2,943,634	—	—	2,943,634
Total	$148,302,686	$—	$539,724	$148,842,410

Other Financial Instruments(b)
Liabilities
Securities Sold Short
Common Stocks	(18,782,275)	—	—	(18,782,275)
Written Options	(31,250)	—	—	(31,250)
Total Return Swaps(c)	—	(157,197)	—	(157,197)
Total	$(18,813,525)	$(157,197)	$—	$(18,970,722)

Clough Global Opportunities Fund

Investments in Securities at Value(a)	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Communication Services	$15,285,347	$—	$—	$15,285,347
Consumer Discretionary	46,133,489	—	—	46,133,489
Consumer Staples	7,192,905	—	—	7,192,905
Energy	23,826,768	—	—	23,826,768
Financials	16,265,740	—	—	16,265,740
Health Care	29,972,561	—	1,305,730	31,278,291
Industrials	35,944,983	—	—	35,944,983
Information Technology	43,639,902	—	—	43,639,902

Clough Global Funds

NOTES TO FINANCIAL STATEMENTS

October 31, 2023 (Continued)

Materials	10,524,343	—	—	10,524,343
Real Estate	1,179,584	—	—	1,179,584
Utilities	5,338,179	—	—	5,338,179
Closed-End Funds	519,315	—	—	519,315
Exchange-Traded Funds	268,500	—	—	268,500
Warrants	541,301	—	—	541,301
Purchased Options	56,250	—	—	56,250
Corporate Bonds	—	29,820,705	—	29,820,705
Convertible Corporate Bonds	—	—	76,125	76,125
Money Market Funds	3,797,206	—	—	3,797,206
Total	$240,486,373	$29,820,705	$1,381,855	$271,688,933
Other Financial Instruments(b)
Liabilities
Securities Sold Short
Common Stocks	(34,268,499)	—	—	(34,268,499)
Written Options	(56,250)	—	—	(56,250)
Total Return Swaps(c)	—	(289,941)	—	(289,941)
Total	$(34,324,749)	$(289,941)	$—	$(34,614,690)

(a)	For detailed descriptions and other security classifications, see the accompanying Schedules of Investments.

(b)	Other financial instruments are derivative instruments reflected in the Schedules of Investments.

(c)	Swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date.

In the event an independent pricing service is unable to provide an evaluated price for a security or the Adviser believes the price provided is not reliable, securities of each Fund may be valued at fair value as described above. In these instances the Adviser may seek to find an alternative independent source, such as a broker/ dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Clough Global Equity Fund

Asset Type	Balance as of October 31, 2022	Accrued Discount/ Premium	Return of Capital	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Purchases	Sales Proceeds	Transfer Into Level 3	Transfer Out of Level 3	Balance as of October 31, 2023	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at October 31, 2023
Common Stocks	$2,039,424	$—	$—	$—	$(1,532,325)	$—	$—	$—	$—	$507,099	$(1,532,325)
Convertible Corporate Bonds	36,975	—	—	—	(4,350)	—	—	—	—	32,625	(4,350)
	$2,076,399	$—	$—	$—	$(1,536,675)	$—	$—	$—	$—	$539,724	$(1,536,675)

Clough Global Funds

NOTES TO FINANCIAL STATEMENTS

October 31, 2023 (Continued)

Clough Global Opportunities Fund

Asset Type	Balance as of October 31, 2022	Accrued Discount/ Premium	Return of Capital	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Purchases	Sales Proceeds	Transfer Into Level 3	Transfer Out of Level 3	Balance as of October 31, 2023	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at October 31, 2023
Common Stocks	$5,516,468	$—	$—	$—	$(4,210,738)	$—	$—	$—	$—	$1,305,730	$(4,210,738)
Convertible Corporate Bonds	86,275	—	—	—	(10,150)	—	—	—	—	76,125	(10,150)
	$5,602,743	$—	$—	$—	$(4,220,888)	$—	$—	$—	$—	$1,381,855	$(4,220,888)

The Fund's policy for recording transfers out of Level 3 is as of the end of the reporting period.

The following is a summary of valuation techniques and quantitative information used in determining the fair value of each Fund’s Level 3 investments at October 31, 2023:

Fund	Sector	Fair Value	Valuation Technique	Unobservable Input(a)	Premium/Discount
Clough Global Equity Fund	Health Care	$507,099	Accomplishments & Goals	Weighing of Accomplishment & Goals	63%
				Transaction Price	N/A
			Net Asset Method	Discount Rate	0.0 - 100%
			Discounted Cash Flow	Probablity of Sucess	20.5% - 60.0%
				Discount Rate	16.392%
	Health Care	$32,625	Discounted Cash Flow	Probablity of Sucess	20.5% - 60.0%
Clough Global Opportunities Fund	Health Care	$1,305,730	Accomplishments & Goals	Weighing of Accomplishment & Goals	63%
				Transaction Price	N/A
			Net Asset Method	Discount Rate	0.0 - 100%
			Discounted Cash Flow	Probablity of Sucess	20.5% - 60.0%
				Discount Rate	16.392%
	Health Care	$76,125	Discounted Cash Flow	Probablity of Sucess	20.5% - 60.0%

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Transaction Price	Increase	Decrease

Foreign Securities – Each Fund may invest a portion of its assets in foreign securities. In the event that a Fund executes a foreign security transaction, the Fund will generally enter into a foreign currency spot contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of each Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions. Although the net assets and the values are presented at the foreign exchange rates at market close, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held.

The effect of changes in foreign currency exchange rates on investments is reported with investment securities realized and unrealized gains and losses in the Funds’ Statements of Operations.

A foreign currency spot contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. Each Fund may enter into foreign currency spot contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to a Fund include the potential inability of the counterparty to meet the terms of the contract.

Clough Global Funds

NOTES TO FINANCIAL STATEMENTS

October 31, 2023 (Continued)

The net U.S. dollar value of foreign currency underlying all contractual commitments held by a Fund and the resulting unrealized appreciation or depreciation are determined using prevailing forward foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency spot contracts are reported in the Funds’ Statements of Assets and Liabilities as a receivable for investments sold or a payable for investments purchased and in the Funds’ Statements of Operations with the change in unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies. These spot contracts are used by the broker to settle investments denominated in foreign currencies.

A Fund may realize a gain or loss upon the closing or settlement of the foreign transactions. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statements of Operations.

Exchange Traded Funds – Each Fund may invest in Exchange Traded Funds (“ETFs”), which are funds whose shares are traded on a national exchange. ETFs may be based on underlying equity or fixed income securities, as well as commodities or currencies. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, shareholders of a Fund investing in an ETF will indirectly bear those costs. Such Funds will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the NAV of the ETF.

Short Sales – Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

Each Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. Each Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current value of the security sold short. The cash amount is reported on the Statements of Assets and Liabilities as Deposit with broker for securities sold short which is held with one counterparty. Each Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to short sales. The interest incurred by the Funds, if any, is reported on the Statements of Operations as Interest expense – margin account. Interest amounts payable, if any, are reported on the Statements of Assets and Liabilities as Interest payable – margin account.

Each Fund may also sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. Each Fund expects normally to close its short sales against-the-box by delivering newly acquired stock. Since the Funds intend to hold securities sold short for the short term, these securities are excluded from the purchases and sales of investment securities in Note 4 and each Fund’s Portfolio Turnover in the Financial Highlights.

Derivatives Instruments and Hedging Activities – The following discloses the Funds’ use of derivative instruments and hedging activities.

The Funds’ investment objectives not only permit the Funds to purchase investment securities, they also allow the Funds to enter into various types of derivative contracts, including, but not limited to, purchased and written options, swaps, futures and warrants. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Risk of Investing in Derivatives - The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Each Fund may acquire put and call options and options on stock indices and enter into stock index futures contracts, certain credit derivatives transactions and short sales in connection with its equity investments. In connection with a Fund's investments in debt securities, it may enter into related derivatives transactions such as interest rate futures, swaps and options thereon and certain credit derivatives transactions. Derivatives transactions of the types described above subject a Fund to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. Each Fund also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by a Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivatives contract due to financial difficulties, each Fund may experience significant delays in obtaining any recovery under the derivatives contract in a bankruptcy or other reorganization proceeding. Each Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Clough Global Funds

NOTES TO FINANCIAL STATEMENTS

October 31, 2023 (Continued)

Market Risk Factors – In addition, in pursuit of their investment objectives, certain Funds may seek to use derivatives, which may increase or decrease exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Option Writing/Purchasing - Each Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option among others, is that a Fund pays a premium whether or not the option is exercised. Additionally, a Fund bears the risk of loss of premium and change in value should the counterparty not perform under the contract. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Each Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to options. Each Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to written options. The cash amount, if any, is reported on the Statement of Assets and Liabilities as Deposit with broker for written options, which is held with one counterparty. The interest incurred, if any, on the Funds is reported on the Statements of Operations as Interest expense – margin account. Interest amounts payable by the Funds, if any, are reported on the Statements of Assets and Liabilities as Interest payable – margin account.

When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by a Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is recorded as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether a Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by a Fund. Each Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Futures Contracts: Each Fund may enter into futures contracts. A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract) for a set price at a future date. If a Fund buys a security futures contract, the Fund enters into a contract to purchase the underlying security and is said to be "long" under the contract. If a Fund sells a security futures contact, the Fund enters into a contract to sell the underlying security and is said to be "short" under the contract. The price at which the contract trades (the "contract price") is determined by relative buying and selling interest on a regulated exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Such payables or receivables, if any, are recorded for financial statement purposes as variation margin payable or variation margin receivable by each Fund. Each Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to futures contracts. The cash amount, if any, is reported on the Statements of Assets and Liabilities as Deposit with broker for futures contracts which is held with one counterparty. Management has reviewed the futures agreement under which the futures contracts are traded and has determined that the Funds do not have the right to set-off, and therefore the futures contracts are not subject to enforceable netting arrangements.

The Funds enter into such transactions for hedging and other appropriate risk-management purposes or to increase return. While a Fund may enter into futures contracts for hedging purposes, the use of futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Funds’ portfolio holdings and futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss.

Futures contract transactions may result in losses substantially in excess of the variation margin. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, the Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded-futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default.

Swaps: A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. Each Fund may utilize swap agreements as a means to gain exposure to certain assets and/or to “hedge” or protect the Fund from adverse movements in securities prices or interest rates. Each Fund is subject to equity risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If each Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. Each Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to swap contracts. The cash amount is reported on the Statements of Assets and Liabilities as Deposit with broker for total return swap contracts which is held with one counterparty.

Clough Global Funds

NOTES TO FINANCIAL STATEMENTS

October 31, 2023 (Continued)

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

Warrants/Rights: Each Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit each Fund’s ability to exercise the warrants or rights at such times and in such quantities as each Fund would otherwise wish.

The effect of derivatives instruments on each Fund’s Statement of Assets and Liabilities as of October 31, 2023:

Clough Global Dividend and Income Fund
Risk Exposure	Statements of Assets and Liabilities Location	Value
Asset Derivatives
Interest Rate Contracts (Purchased Options)	Investments, at value	$20,000
Total		$20,000
Liability Derivatives
Interest Rate Contracts (Written Options)	Written options, at value	$(20,000)
Equity Contracts (Total Return Swaps)	Unrealized depreciation on total return swap contracts	(87,072)
Total		$(107,072)

Clough Global Equity Fund
Risk Exposure	Statements of Assets and Liabilities Location	Value
Asset Derivatives
Equity Contracts (Warrants)	Investments, at value	$311,624
Interest Rate Contracts (Purchased Options)	Investments, at value	31,250
Total		$342,874
Liability Derivatives
Interest Rate Contracts (Written Options)	Written options, at value	$(31,250)
Equity Contracts (Total Return Swaps)	Unrealized depreciation on total return swap contracts	(157,197)
Total		$(188,447)

Clough Global Opportunities Fund
Risk Exposure	Statements of Assets and Liabilities Location	Value
Asset Derivatives
Equity Contracts (Warrants)	Investments, at value	$541,301
Interest Rate Contracts (Purchased Options)	Investments, at value	56,250
Total		$597,551
Liability Derivatives
Interest Rate Contracts (Written Options)	Written options, at value	$(56,250)
Equity Contracts (Total Return Swaps)	Unrealized depreciation on total return swap contracts	(289,941)
Total		$(346,191)

Clough Global Funds

NOTES TO FINANCIAL STATEMENTS

October 31, 2023 (Continued)

The effect of derivatives instruments on each Fund’s Statement of Operations for the year ended October 31, 2023:

Clough Global Dividend and Income Fund
Risk Exposure	Statement of Operations Location	Realized Gain/ (Loss) on Derivatives	Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Equity Contracts (Written Options)	Net realized gain/(loss) on written options/Net change in unrealized appreciation/(depreciation) on written options	$4,370,969	$(568,577)
Equity Contracts (Purchased Options)	Net realized gain/(loss) on investment securities/Net change in unrealized appreciation/(depreciation) on investment securities	(7,532,006)	518,734
Equity Contracts (Total Return Swaps)	Net realized gain/(loss) on total return swap contracts/ Net change in unrealized appreciation/(depreciation) on total return swap contracts	(101,312)	(38,069)
Equity Contracts (Futures)	Net realized gain/(loss) on futures contracts/Net change in unrealized appreciation/(depreciation) on futures contracts	(129,368)	—
Foreign Currency Contracts (Futures)	Net realized gain/(loss) on futures contracts/Net change in unrealized appreciation/(depreciation) on futures contracts	(397,880)	432,310
Interest Rate Contracts (Futures)	Net realized gain/(loss) on futures contracts/Net change in unrealized appreciation/(depreciation) on futures contracts	(333,592)	—
Interest Rate Contracts (Purchased Options)	Net realized gain/(loss) on investment securities/Net change in unrealized appreciation/(depreciation) on investment securities	—	(1,331,732)
Interest Rate Contracts (Written Options)	Net realized gain/(loss) on written options/Net change in unrealized appreciation/(depreciation) on written options	—	496,486
Total		$(4,123,189)	$(490,848)

Clough Global Funds

NOTES TO FINANCIAL STATEMENTS

October 31, 2023 (Continued)

Clough Global Equity Fund
Risk Exposure	Statement of Operations Location	Realized Gain/ (Loss) on Derivatives	Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Equity Contracts (Written Options)	Net realized gain/(loss) on written options/Net change in unrealized appreciation/(depreciation) on written options	$6,964,279	$(1,031,617)
Equity Contracts (Warrants)	Net realized gain/(loss) on investment securities/Net change in unrealized appreciation/(depreciation) on investment securities	(125,916)	(383,000)
Equity Contracts (Purchased Options)	Net realized gain/(loss) on investment securities/Net change in unrealized appreciation/(depreciation) on investment securities	(10,520,827)	918,030
Equity Contracts (Total Return Swaps)	Net realized gain/(loss) on total return swap contracts/ Net change in unrealized appreciation/(depreciation) on total return swap contracts	(143,678)	(68,842)
Equity Contracts (Futures)	Net realized gain/(loss) on futures contracts/Net change in unrealized appreciation/(depreciation) on futures contracts	(190,126)	—
Foreign Currency Contracts (Futures)	Net realized gain/(loss) on futures contracts/Net change in unrealized appreciation/(depreciation) on futures contracts	(757,340)	823,794
Interest Rate Contracts (Futures)	Net realized gain/(loss) on futures contracts/Net change in unrealized appreciation/(depreciation) on futures contracts	(635,948)	—
Interest Rate Contracts (Purchased Options)	Net realized gain/(loss) on investment securities/Net change in unrealized appreciation/(depreciation) on investment securities	—	(2,080,824)
Interest Rate Contracts (Written Options)	Net realized gain/(loss) on written options/Net change in unrealized appreciation/(depreciation) on written options	—	775,750
Total		$(5,409,556)	$(1,046,709)

Clough Global Funds

NOTES TO FINANCIAL STATEMENTS

October 31, 2023 (Continued)

Clough Global Opportunities Fund
Risk Exposure	Statement of Operations Location	Realized Gain/ (Loss) on Derivatives	Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Equity Contracts (Written Options)	Net realized gain/(loss) on written options/Net change in unrealized appreciation/(depreciation) on written options	$12,942,205	$(1,929,468)
Equity Contracts (Warrants)	Net realized gain/(loss) on investment securities/Net change in unrealized appreciation/(depreciation) on investment securities	(336,560)	(598,564)
Equity Contracts (Purchased Options)	Net realized gain/(loss) on investment securities/Net change in unrealized appreciation/(depreciation) on investment securities	(20,554,981)	1,706,180
Equity Contracts (Total Return Swaps)	Net realized gain/(loss) on total return swap contracts/ Net change in unrealized appreciation/(depreciation) on total return swap contracts	(265,382)	(126,683)
Equity Contracts (Futures)	Net realized gain/(loss) on futures contracts/Net change in unrealized appreciation/(depreciation) on futures contracts	(350,219)	—
Foreign Currency Contracts (Futures)	Net realized gain/(loss) on futures contracts/Net change in unrealized appreciation/(depreciation) on futures contracts	(1,377,063)	1,497,784
Interest Rate Contracts (Futures)	Net realized gain/(loss) on futures contracts/Net change in unrealized appreciation/(depreciation) on futures contracts	(1,153,779)	—
Interest Rate Contracts (Purchased Options)	Net realized gain/(loss) on investment securities/Net change in unrealized appreciation/(depreciation) on investment securities	—	(3,745,536)
Interest Rate Contracts (Written Options)	Net realized gain/(loss) on written options/Net change in unrealized appreciation/(depreciation) on written options	—	1,396,370
Total		$(11,095,779)	$(1,799,917)

The average monthly notional value of total return swaps outstanding during the year ended October 31, 2023, is noted below for each of the Funds.

Fund	Average Total Return Swap Contracts Notional Value
Clough Global Dividend and Income Fund	$340,312
Clough Global Equity Fund	557,819
Clough Global Opportunities Fund	1,025,788

The average monthly notional value of options contracts outstanding during the year ended October 31, 2023, is noted below for each of the Funds.

Fund	Average Purchased Option Contract Notional Value	Average Written Option Contract Notional Value
Clough Global Dividend and Income Fund	$776,693,370	$775,271,830
Clough Global Equity Fund	1,205,531,005	1,204,757,520
Clough Global Opportunities Fund	2,154,949,890	2,153,528,350

The average monthly notional value of futures contracts outstanding during the year ended October 31, 2023, is noted below for each of the Funds.

Fund	Average Futures Contracts Notional Value
Clough Global Dividend and Income Fund	$40,448,546
Clough Global Equity Fund	75,313,789
Clough Global Opportunities Fund	137,172,364

Clough Global Funds

NOTES TO FINANCIAL STATEMENTS

October 31, 2023 (Continued)

The average monthly notional value of warrants outstanding during the year ended October 31, 2023, is noted below for each of the Funds.

Fund	Average Warrants Notional Value
Clough Global Equity Fund	$719,188
Clough Global Opportunities Fund	1,330,169

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract.

Offsetting of Derivatives Liabilities

				Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments(a)	Cash Collateral Pledged(a)	Net Amount
Clough Global Dividend and Income Fund
Total Return Swap Contracts	$87,072	$—	$87,072	$—	$(51,272)	$35,800
Clough Global Equity Fund
Total Return Swap Contracts	$157,197	$—	$157,197	$—	$(92,564)	$64,633
Clough Global Opportunities Fund
Total Return Swap Contracts	$289,941	$—	$289,941	$—	$(170,729)	$119,212

(a)	These amounts are limited to the derivative asset/liability balance and, accordingly, do not include excess collateral received/pledged, which is disclosed in the Schedules of Investments.

Clough Global Funds

NOTES TO FINANCIAL STATEMENTS

October 31, 2023 (Continued)

Restricted Securities: Although the Funds will invest primarily in publicly traded securities, they may invest a portion of their assets (up to 10% of its value) in restricted securities. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”) or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

Restricted securities as of October 31, 2023, were as follows.

Clough Global Dividend and Income Fund
Security	% of Net Assets	Acquisition Date	Principal Amount	Cost	Value
AerCap Global Aviation Trust	1.12%	9/14/2023	$840,000	$827,419	$824,927
Avis Budget Car Rental, LLC	0.56	3/2/2023	450,000	430,962	414,104
Carnival Corp.	1.61	1/31/2023	1,220,000	1,137,164	1,187,283
Melco Resorts Finance Ltd.	0.29	9/21/2020	250,000	256,197	212,407
NGL Energy Operating LLC	1.25	3/2/2023	940,000	920,377	918,437
The Hertz Corp.	0.44	8/24/2023	390,000	355,293	327,046
Transocean, Inc.	2.20	7/21/2023	1,720,000	1,662,867	1,615,957
TOTAL	7.47%		$5,810,000	$5,590,279	$5,500,161

Clough Global Equity Fund
Security	% of Net Assets	Acquisition Date	Principal Amount	Cost	Value
Amphivena Convertible Note PP	0.03%	8/27/2021	$108,750	$108,750	$32,625
Amphivena Therapeutics, Inc. Series C	0.30	4/8/2019	334,425	1,199,997	375,860
Centrexion Therapeutics Corp.	0.01	3/19/2019	4,336	48,741	8,009
Centrexion Therapeutics Corp. Series D Preferred	0.10	12/18/2017	66,719	701,250	123,230
TOTAL	0.44%		$514,230	$2,058,738	$539,724

Clough Global Opportunities Fund
Security	% of Net Assets	Acquisition Date	Principal Amount	Cost	Value
AerCap Global Aviation Trust	1.12%	9/14/2023	$2,530,000	$2,492,110	$2,484,603
Air Canada 2013-1 Class A Pass Through Trust	1.63	5/3/2022	3,828,327	3,757,563	3,640,775
Amphivena Convertible Note PP	0.03	8/27/2021	253,750	253,750	76,125
Amphivena Therapeutics, Inc. Series C	0.40	4/8/2019	780,326	2,799,997	877,008
Avis Budget Car Rental, LLC	0.53	3/2/2023	1,280,000	1,225,847	1,177,897
Carnival Corp.	1.56	1/31/2023	3,540,000	3,300,122	3,445,067
Centrexion Therapeutics Corp.	0.01	3/19/2019	14,166	159,240	26,165
Centrexion Therapeutics Corp. Series D Preferred	0.18	12/18/2017	217,952	2,290,759	402,557
NGL Energy Operating LLC	1.21	3/2/2023	2,760,000	2,703,425	2,696,688
The Hertz Corp.	0.44	8/24/2023	1,180,000	1,074,988	989,523
Transocean, Inc.	2.17	7/21/2023	5,150,000	4,979,778	4,838,477
TOTAL	9.28%		$21,534,521	$25,037,579	$20,654,885

Income Taxes: Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. As of and during the year ended October 31, 2023, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize the interest and penalties, if any, related to the unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended October 31, 2023, the Funds did not incur any interest or penalties.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: Each Fund intends to make a dividend distribution each month to Common Shareholders after payment of interest on any outstanding borrowings. Any net capital gains earned by a Fund are distributed at least annually to the extent necessary to avoid federal income and excise taxes. Distributions to shareholders are recorded by each Fund on the ex-dividend date. Each Fund has received approval from the Securities and Exchange Commission (the “Commission”) for exemption from Section 19(b) of the 1940 Act, and Rule 19b-1 there under permitting each Fund to make periodic distributions of long-term capital gains, provided that the distribution policy of a Fund with respect to its Common Shares calls for periodic (e.g. quarterly/monthly) distributions in an amount equal to a fixed percentage of each Fund’s average NAV over a specified period of time or market price per common share at or about the time of distributions or pay-out of a level dollar amount.

Clough Global Funds

NOTES TO FINANCIAL STATEMENTS

October 31, 2023 (Continued)

Effective August 2017, each Fund’s Board approved a managed dividend distribution rate of 10% of each Fund’s prior month average NAV. Subject to certain conditions, these distribution policies remained in effect through July 2019. Effective August 2019, each Fund’s Board agreed that the Fund would pay monthly distributions in an amount not less than the average distribution rate of a peer group of closed-end funds selected by the Board. Each Fund’s current managed distribution policy is to set the monthly distribution rate at an amount equal to one twelfth of 10% of each Fund’s adjusted year-ending NAV, which is the average of the NAVs as of the last five business days of the prior calendar year.

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income and dividend expense-short sales are recorded on the ex-dividend date. Certain dividend income from foreign securities will be recorded, in the exercise of reasonable diligence, as soon as a Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statements of Operations. Interest income, which includes amortization of premium and accretion of discount, is recorded on the accrual basis. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis for both financial reporting and income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Funds invest.

Certain foreign countries impose a capital gains tax which is accrued by the Funds based on the unrealized appreciation, if any, on affected securities. Any accrual would reduce a Fund’s NAV. The tax is paid when the gain is realized and is included in capital gains tax in the Statements of Operations.

Counterparty Risk: Each of the Funds run the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, a borrower of each Fund’s securities or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. In addition, to the extent that each of the Funds use over-the-counter derivatives, and/or has significant exposure to a single counterparty, this risk will be particularly pronounced for each of the Funds.

Other Risk Factors: Investing in the Funds may involve certain risks including, but not limited to, the following:

Unforeseen developments in market conditions may result in the decline of prices of, and the income generated by, the securities held by the Funds. These events may have adverse effects on the Funds such as a decline in the value and liquidity of many securities held by the Funds, and a decrease in NAV. Such unforeseen developments may limit or preclude the Funds’ ability to achieve their investment objective.

Investing in stocks may involve larger price fluctuation and greater potential for loss than other types of investments. This may result in the securities held by the Funds being subject to larger short-term declines in value compared to other types of investments.

The Funds may have elements of risk due to their investments in foreign issuers located in various countries outside the U.S. Such investments may subject the Funds to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Investments in securities of non-U.S. issuers have unique risks not present in securities of U.S. issuers, such as greater price volatility and less liquidity.

Fixed income securities are subject to credit risk, which is the possibility that a security could have its credit rating downgraded or that the issuer of the security could fail to make timely payments or default on payments of interest or principal. Additionally, fixed income securities are subject to interest rate risk, meaning the decline in the price of debt securities that accompanies a rise in interest rates. Bonds with longer maturities are subject to greater price fluctuations than bonds with shorter maturities.

The Funds invest in bonds which are rated below investment grade. These high yield bonds may be more susceptible than higher grade bonds to real or perceived adverse economic or industry conditions. The secondary market, on which high yield bonds are traded, may also be less liquid than the market for higher grade bonds.

The economic impacts of a global pandemic may adversely impact the Funds’ ability to reach their investment objectives and may adversely affect the value and liquidity of the Funds’ investments. Because of uncertainties in valuation, values reflected in these financial statements may differ from the value received upon sales of those investments. These circumstances may continue for an extended period of time, and may adversely affect the value and liquidity of the Funds’ investments.

Prices of bonds and other fixed rate fixed-income securities are subject to interest rate risk as the price tends to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the Funds’ investments in these securities to decline. Interest rates in the United States have been rising and might increase in the near future. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates.

NOTE 2 - FEDERAL INCOME TAXES

Classification of Distributions: Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Funds.

Clough Global Funds

NOTES TO FINANCIAL STATEMENTS

October 31, 2023 (Continued)

The tax character of the distributions paid by the Funds during the year ended October 31, 2023, were as follows:

Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Clough Global Dividend and Income Fund	$275,010	$—	$9,589,169	$9,864,179
Clough Global Equity Fund	—	—	15,858,657	15,858,657
Clough Global Opportunities Fund	—	—	29,164,469	29,164,469

The tax character of the distributions paid by the Funds during the year ended October 31, 2022, were as follows:

Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Clough Global Dividend and Income Fund	$—	$—	$13,197,196	$13,197,196
Clough Global Equity Fund	—	13,720,430	12,601,657	26,322,087
Clough Global Opportunities Fund	—	21,501,359	26,881,540	48,382,899

Components of Net Assets: For the year ended October 31, 2023, permanent differences identified and reclassified among the components of net assets related to net operating losses. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Funds.

Fund	Paid-in Capital	Total Distributable Earnings
Clough Global Equity Fund	$(3,611,010)	$3,611,010
Clough Global Opportunities Fund	(6,731,379)	6,731,379

Tax Basis of Distributable Earnings: Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under GAAP.

As of October 31, 2023, the components of distributable earnings were as follows:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Unrealized Appreciation/ (Depreciation)	Other Accumulated Gain/(Loss)	Total
Clough Global Dividend and Income Fund	$—	$(25,157,712)	$981,581	$(523,117)	$(24,699,248)
Clough Global Equity Fund	—	(75,553,743)	5,706,814	(3,176,135)	(73,023,064)
Clough Global Opportunities Fund	—	(146,982,984)	8,096,114	(4,636,334)	(143,523,204)

Capital Losses: Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of the current fiscal year end, the following amounts are available as carry forwards to the next tax year:

Fund	Non-Expiring Short-Term	Non-Expiring Long-Term
Clough Global Dividend and Income Fund	$(19,903,053)	$(5,254,659)
Clough Global Equity Fund	(74,105,134)	(1,448,609)
Clough Global Opportunities Fund	(141,696,699)	(5,286,285)

The following Funds elect to defer to the year ending October 31, 2024, late year ordinary losses in the amount of:

Fund	Amount
Clough Global Equity Fund	$1,080,212
Clough Global Opportunities Fund	2,224,287

Tax Basis of Investments: Net unrealized appreciation/(depreciation) of investments and derivatives based on federal tax cost as of October 31, 2023, were as follows:

Clough Global Funds

NOTES TO FINANCIAL STATEMENTS

October 31, 2023 (Continued)

	Gross Appreciation (excess of value over tax cost)(a)	Gross Depreciation (excess of tax cost over value)(a)	Net Appreciation/ (Depreciation) of Foreign Currency	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes(b)
Clough Global Dividend and Income Fund	$7,114,923	$(6,133,023)	$(319)	$981,581	$87,929,350
Clough Global Equity Fund	17,790,615	(12,083,146)	(655)	5,706,814	143,641,111
Clough Global Opportunities Fund	30,675,250	(22,577,870)	(1,266)	8,096,114	264,491,523

(a)	Includes appreciation/(depreciation) on securities sold short.
(b)	Represents cost for federal income tax purposes and differs from the cost for financial reporting purposes due to various book-to-tax differences.

The difference between book and tax basis unrealized appreciation is attributable primarily to wash sales, notional principal contracts and accelerated recognition of unrealized gain or loss on certain derivatives.

NOTE 3 - CAPITAL TRANSACTIONS

Common Shares: There are an unlimited number of no par value common shares of beneficial interest authorized for each Fund.

The Funds have filed registration statements with the SEC authorizing the Funds to issue additional common shares through one or more equity shelf programs (“Shelf Offerings”). Under the Shelf Offerings, the Funds, subject to market conditions, may raise additional equity capital by issuing additional common shares from time to time in varying amounts and by different offering methods at a net price at or above the Fund’s NAV per common share. In the event the Fund’s Shelf Offering registration statement is no longer current, the Funds may not issue additional common shares until a post-effective amendment to the registration statement has been filed with the SEC.

The Board of each Fund announced, on June 2, 2023, that it had approved a share repurchase program in accordance with Section 23(c) of the 1940 Act. Under the share repurchase program, each Fund may purchase up to 5% of its outstanding common shares in open market transactions over a one-year period beginning on June 5, 2023.

Transactions in common shares were as follows:

	Year Ended October 31, 2023	Year Ended October 31, 2022
Clough Global Dividend and Income Fund
Common shares outstanding - beginning of period	12,709,583	11,301,293
Common shares issued as reinvestment of dividends	—	75,779
Sale of shares	—	1,332,511
Repurchase of fund shares	(202,800)	—
Common shares outstanding - end of period	12,506,783	12,709,583
Clough Global Equity Fund
Common shares outstanding - beginning of period	19,124,621	17,716,078
Common shares issued as reinvestment of dividends	—	106,111
Sale of shares	—	1,302,432
Repurchase of fund shares	(284,700)	—
Common shares outstanding - end of period	18,839,921	19,124,621
Clough Global Opportunities Fund
Common shares outstanding - beginning of period	43,545,722	40,086,612
Common shares issued as reinvestment of dividends	—	286,712
Sale of shares	—	3,172,398
Repurchase of fund shares	(679,602)	—
Common shares outstanding - end of period	42,866,120	43,545,722

NOTE 4 - PORTFOLIO SECURITIES

Purchases and sales of investment securities, excluding securities sold short intended to be held for less than one year and short-term securities, for the year ended October 31, 2023, are listed in the table below.

Clough Global Funds

NOTES TO FINANCIAL STATEMENTS

October 31, 2023 (Continued)

Fund	Cost of Investments Purchased	Proceeds from Investments Sold	Purchases of Long-Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Clough Global Dividend and Income Fund	$85,107,273	$126,187,563	$4,870,209	$16,231,183
Clough Global Equity Fund	208,869,357	257,702,781	35,673,430	97,411,621
Clough Global Opportunities Fund	365,553,479	490,163,574	59,099,317	130,371,073

NOTE 5 - INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

Clough serves as each Fund’s investment adviser pursuant to an Investment Advisory Agreement (each an “Advisory Agreement” and collectively, the “Advisory Agreements”) with each Fund. As compensation for its services to the Fund, Clough receives an annual investment advisory fee of 0.70%, 0.90% and 1.00% based on Clough Global Dividend and Income Fund’s, Clough Global Equity Fund’s and Clough Global Opportunities Fund’s, respectively, average daily total assets, computed daily and payable monthly.

Effective April 17, 2023, Paralel Technologies LLC (“Paralel”) serves as each Fund’s administrator pursuant to an administration and fund accounting agreement with each Fund. As compensation for its services to each Fund, Paralel receives a monthly administration fee based on each Fund’s average daily total assets, computed daily and payable monthly. Paralel will pay all routine operating expenses of the Funds, except the following: advisory fees; taxes and governmental fees; expenses related to portfolio transactions and management of the portfolio (inclusive of leverage costs); expenses associated with secondary offerings of shares (including costs related to the offering, redemption and/or maintenance of preferred shares or similar instruments); trustee fees and retainers; expenses associated with tender offers and other share repurchases; and other extraordinary expenses as may arise, including, without limit, litigation, claims, and indemnification expenses. The Administration fee presented on the Statement of Operations includes $217,537, $349,453, and $634,286 paid to Paralel from Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, respectively, for the period from April 17, 2023 to October 31, 2023.

Prior to April 17, 2023, ALPS Fund Services, Inc. (“ALPS”) served as each Fund’s administrator and received a fee based on each Fund’s average daily total assets in the amount of $224,761, $395,431, and $719,877 from Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, respectively.

NOTE 6 - COMMITTED FACILITY AGREEMENT AND LENDING AGREEMENT

Each Fund entered into a financing package that includes a Committed Facility Agreement (the “Agreement”) dated January 16, 2009, as amended and restated, between each Fund and BNP Paribas Prime Brokerage, Inc. (“BNP”) that allows each Fund to borrow funds from BNP. Each Fund entered a Special Custody and Pledge Agreement (the “Pledge Agreement”) dated December 9, 2013, as amended, between each Fund, the Funds’ custodian, and BNP. As of October 31, 2016, the Pledge Agreement was assigned from BNP to BNP Paribas Prime Brokerage International, Ltd. Per the Pledge Agreement, borrowings under the Agreement are secured by assets of each Fund that are held by the Fund’s custodian in a separate account (the “pledged collateral”). On October 31, 2023, the pledged collateral was valued at $60,903,360, $118,083,546, and $188,695,842 for the Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, respectively. Each Fund may, with 30 days’ notice, reduce the Maximum Commitment Financing to the highest possible amount that, if fully drawn, would be in compliance with the applicable asset coverage requirement of Section 18 of the 1940 Act. Prior to June 26, 2023, interest was charged at the three month Overnight Banking Fund Rate (“OBFR”) plus 0.90% on the amount borrowed. Effective June 26, 2023, interest is charged at OBFR plus 0.80% on the amount borrowed.

The Maximum Commitment Financing allowed under the Agreement is the lower of the outstanding borrowings of each Fund or $63,300,000, $139,500,000 and $257,000,000 for the Clough Global Dividend and Income Fund, Clough Global Equity Fund and the Clough Global Opportunities Fund, respectively. For the year ended October 31, 2023, the average borrowings outstanding for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund under the agreement were $44,638,138, $74,015,579, and $134,725,599, respectively, and the average interest rate for the borrowings was 5.65%. As of October 31, 2023, the outstanding borrowings for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund were $16,000,000, $29,000,000 and $52,000,000, respectively. The interest rate applicable to the borrowings of Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund on October 31, 2023, was 6.12%. The interest incurred on borrowed amounts is recorded as Interest on loan in the Statements of Operations, a part of Total Expenses.

The Lending Agreement is a separate side-agreement between each Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by a Fund to BNP under the Agreement. The Lending Agreement is intended to permit each Fund to significantly reduce the cost of its borrowings under the Agreement. BNP has the ability to re-register the Lent Securities in its own name or in another name other than the Fund to pledge, re-pledge, sell, lend or otherwise transfer or use the collateral with all attendant rights of ownership. (It is each Fund’s understanding that BNP will perform due diligence to determine the creditworthiness of any party that borrows Lent Securities from BNP.) Each Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by a Fund. During the year in which the Lent Securities are outstanding, BNP must remit payment to each Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities.

Under the terms of the Lending Agreement, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by a Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to each Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with each Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, each Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. Each Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to each Fund’s custodian no later than three business days after such request. If a Fund recalls a Lent Security pursuant to the Lending Agreement, and

Clough Global Funds

NOTES TO FINANCIAL STATEMENTS

October 31, 2023 (Continued)

BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable for the ultimate delivery to each Fund’s custodian of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. Should the borrower of the securities fail financially, the Funds have the right to reduce the outstanding amount of the Current Borrowings against which the pledged collateral has been secured. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities. Under the terms of the Lending Agreement, each Fund shall have the right to apply and set-off an amount equal to one hundred percent (100%) of the then current fair value of such Lent Securities against the Current Borrowings. As of October 31, 2023, the value of the Lent Securities for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund were $13,776,170, $26,019,518, and $47,996,760, respectively.

The Board has approved each Agreement and the Lending Agreement. No violations of the Agreement or the Lending Agreement have occurred during the year ended October 31, 2023.

Prior to June 26, 2023, each Fund received income from BNP based on the value of the Lent Securities. Effective June 26, 2023, the Lending Agreement was amended; the Funds no longer receive income from BNP based on the value of the Lent Securities. This income is recorded as Hypothecated securities income on the Statements of Operations.

Clough Global Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Clough Global Dividend and Income Fund,
Clough Global Equity Fund, and

Clough Global Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund (each a “Fund”, collectively the “Funds”) as of October 31, 2023, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2023, the results of their operations and their cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2012.

COHEN & COMPANY, LTD.

Cleveland, Ohio

December 22, 2023

Clough Global Funds

DIVIDEND REINVESTMENT PLAN

October 31, 2023 (Unaudited)

Unless the registered owner of Common Shares elects to receive cash by contacting DST Systems, Inc. (the “Plan Administrator”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in each Fund’s Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re–invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever a Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non–participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from a Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open–Market Purchases”) on the American Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open–Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex–dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open–Market Purchases. If, before the Plan Administrator has completed its Open–Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open–Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open–Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open–Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by a Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open–Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

Each Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, each Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, DST Systems, Inc., 430 W 7th Street Kansas City, MO 64105.

Clough Global Funds

ADDITIONAL INFORMATION

October 31, 2023 (Unaudited)

FUND PROXY VOTING POLICIES AND PROCEDURES

Each Fund’s policies and procedures used in determining how to vote proxies relating to portfolio securities are available on the Funds’ website at http://www. cloughcefs.com. Information regarding how each Fund voted proxies relating to portfolio securities held by each Fund for the period ended June 30, are available without charge, upon request, by contacting the Funds at 1-855-425-6844 and on the Commission’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Commission for each fiscal quarter on Form N-PORT within 60 days after the end of the period. Copies of the Funds’ Form N-PORT are available without a charge, upon request, by contacting the Funds at 1- 855-425-6844 and on the Commission’s website at http://www.sec.gov.

NOTICE

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that each Fund may purchase at market prices from time to time shares of its common stock in the open market.

PRIVACY STATEMENT

Pursuant to SEC Regulation S-P (Privacy of Consumer Financial Information) the Board established the following policy regarding information about the Funds’ shareholders. We consider all shareholder data to be private and confidential, and we hold ourselves to the highest standards in its safekeeping and use.

The Funds have in effect the following policy with respect to nonpublic personal information about its customers:

Only such information received from customers, through application forms or otherwise, and information about customers’ Fund transactions will be collected. None of such information about customers (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality and properly disposal of such information. The Funds do not currently obtain consumer information. If the Funds were to obtain consumer information at anytime in the future, it would employ appropriate procedural safeguards that comply with federal standards to protect against unauthorized access to and properly dispose of consumer information.

SECTION 19(A) NOTICES

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted there under. Each Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the fiscal year-to-date cumulative distribution amount per share for each Fund.

The amounts and sources of distributions reported in these 19(a) notices are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the year ended October 31, 2023				% Breakdown of the Total Cumulative Distributions for the year ended October 31, 2023
	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share
Clough Global Dividend and Income Fund	$0.03956	$—	$0.73863	$0.77819	5.08%	—	94.92%	100.00%
Clough Global Equity Fund	$—	$—	$0.83140	$0.83140	—	—	100.00%	100.00%
Clough Global Opportunities Fund	$—	$—	$0.67160	$0.67160	—	—	100.00%	100.00%

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, each Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by each Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. Each Fund’s current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

You should not draw any conclusions about each Fund’s investment performance from the amount of the distributions or from the terms of each Fund’s plan.

Clough Global Funds

ADDITIONAL INFORMATION

October 31, 2023 (Continued) (Unaudited)

TAX DESIGNATIONS

The Funds hereby designate the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2022:

	QDI	DRD
Clough Global Dividend and Income Fund	48.56%	50.29%
Clough Global Equity Fund	29.98%	31.17%
Clough Global Opportunities Fund	29.78%	30.92%

Clough Global Funds

TRUSTEES AND OFFICERS
(Unaudited)

INTERESTED TRUSTEE(a)
Name and Year of Birth(b)	Position(s) Held with Trust	Term of Office and Length of Time Served(c)	Principal Occupation(s)	Number of Funds in Complex Overseen	Other Directorships Held by Trustees
Kevin McNally 1969(d)	Trustee	Trustee since: GLV: 2017 GLQ: 2017 GLO: 2017 Term Expires: GLV: 2024 GLQ: 2025 GLO: 2023	Mr. McNally is currently a Managing Director at Clough and serves as the portfolio manager for an investment fund advised by Clough that invests primarily in closed-end funds. Prior to joining Clough Capital Partners L.P. in 2014, he served as the Director of Closed-End Funds at ALPS Fund Services, Inc. from 2003 to 2014. Mr. McNally received a Bachelor of Arts degree from the University of Massachusetts at Amherst in 1991 and an MBA in Finance from New York University’s Stern School of Business in 1998.	3	None
NON-INTERESTED TRUSTEES
Name and Year of Birth(a)	Position(s) Held with Trust	Term of Office and Length of Time Served(b)	Principal Occupation(s)	Number of Funds in Complex Overseen	Other Directorships Held by Trustees
Robert B. Butler 1941	Chairman of the Board and Trustee	Trustee since: GLV: 2004 GLQ: 2005 GLO: 2006 Term Expires: GLV: 2024 GLQ: 2025 GLO: 2023	Since 2001, Mr. Butler has been an independent consultant for businesses. Mr. Butler has over 45 years’ experience in the investment business, including 17 years as a senior executive with a global investment management/natural resources company and 20 years with a securities industry regulation organization.	3	None
Adam D. Crescenzi 1942	Vice-Chariman of the Board and Trustee	Trustee since: GLV: 2004 GLQ: 2005 GLO: 2006 Term Expires: GLV: 2023 GLQ: 2024 GLO: 2025	Mr. Crescenzi has served as the Founding Partner of Simply Tuscan Imports LLC since 2007. He has been a founder and investor of several start-up technology and service firms and has served as a director of both public and private corporations. Currently, he advises businesses and non-profit organizations on issues of strategy, marketing, and governance. He serves as Chairman of the Board of Governors for The Founders Fund, Inc. and is a Trustee and Governor of the Naples Botanical Garden.	3	None
Karen DiGravio 1969	Trustee	Trustee since: GLV: 2017 GLQ: 2017 GLO: 2017 Term Expires: GLV: 2024 GLQ: 2025 GLO: 2023	Ms. DiGravio was a Partner, Chief Financial Officer and Chief Compliance Officer of Westfield Capital Management. Thereafter, she served as a member of the Westfield Advisory Board until 2015. Ms. DiGravio is cochair of Connecticut College’s 1911 Society and is also a member of the college’s President’s Leadership Council.	3	None
Jerry G. Rutledge 1944	Trustee	Trustee since: GLV: 2004 GLQ: 2005 GLO: 2006 Term Expires: GLV: 2023 GLQ: 2024 GLO: 2025	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. In addition, Mr. Rutledge served as a Director of the University of Colorado Hospital from 2008-2016.	3	Financial Investors Trust and the Principal Real Estate Income Fund
Hon. Vincent W. Versaci 1971	Trustee	Trustee since: GLV: 2013 GLQ: 2013 GLO: 2013 Term Expires: GLV: 2025 GLQ: 2023 GLO: 2024	Judge Versaci has served as a Judge in the New York State Courts since January 2003. Currently, Judge Versaci is assigned as an Acting Supreme Court Justice and also presides over the Surrogate’s Court for Schenectady County, New York. Previously, Judge Versaci has served as an Adjunct Professor at Schenectady County Community College and a practicing attorney with an emphasis on civil and criminal litigation primarily in New York State Courts.	3	None

Clough Global Funds

TRUSTEES AND OFFICERS
(Unaudited)

NON-INTERESTED TRUSTEES
Name and Year of Birth(a)	Position(s) Held with Trust	Term of Office and Length of Time Served(b)	Principal Occupation(s)	Number of Funds in Complex Overseen	Other Directorships Held by Trustees
Clifford J. Weber 1963	Trustee	Trustee since: GLV: 2017 GLQ: 2017 GLO: 2017 Term Expires: GLV: 2025 GLQ: 2023 GLO: 2024	Mr. Weber is the founder of Financial Products Consulting Group, LLC (a consulting firm). Prior to starting Financial Products Consulting Group, he was the Executive Vice President – Global Index and Exchange Traded Products of the NYSE, a subsidiary of Intercontinental Exchange, from 2013 to 2015.	3	Janus Detroit Street Trust, Clayton Street Trust and Global-X Funds
Edmund J. Burke 1961	Trustee	Trustee since: GLV: 2006 GLQ: 2006 GLO: 2006 Term Expires: GLV: 2025 GLQ: 2023 GLO: 2024	Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc., and Director of ALPS Distributors, Inc., ALPS Fund Services, Inc., and ALPS Portfolio Solutions Distributor, Inc. (collectively, the “ALPS Companies”). Mr. Burke retired from the ALPS Companies in June 2019. Mr. Burke is currently a partner at ETF Action, a web-based system that provides data and analytics to registered investment advisers, (since 2020) and a Director of Alliance Bioenergy Plus, Inc., technology company focused on emerging technologies in the renewable energy, biofuels, and bioplastics technology
			sectors (since 2020).	3	Financial Investors Trust, Liberty All-Star Equity Fund, Director of the Liberty All-Star Growth Fund, Inc., ALPS ETF Trust
OFFICERS

Name and Year of Birth(e)	Position(s) Held With Trust(f)	Term of Office and Length of Time Served(f)	Principal Occupation(s)	Number of Funds in Complex Overseen	Other Directorships Held by Officers
Bradley J. Swenson 1972	Chief Compliance Officer	Officer Since: GLV: 2023 GLQ: 2023 GLO:2023	Mr. Swenson is President and Chief Compliance Officer, Paralel Distributors LLC, since May 2022; Director of Compliance Services, Paralel Technologies, since May 2022; President, TruePeak Consulting, LLC, since August 2021; President, ALPS Fund Services, Inc. (“ALPS”) June 2019 to June 2021; Chief Operating Officer, ALPS 2015 to 2019	N/A	N/A
Christopher Moore 1984	Secretary	Officer Since: GLV: 2023 GLQ: 2023 GLO:2023	Mr. Moore is General Counsel of Paralel Technologies LLC and Paralel Advisors LLC since 2021. Mr. Moore served as Deputy General Counsel and Legal Operations Manager of RiverNorth Capital Management, LLC from 2020-2021; VP and Senior Counsel of ALPS Fund Services, Inc. from 2016- 2020	N/A	N/A
Jill Kerschen 1975	Treasurer	Officer Since: GLV: 2023 GLQ: 2023 GLO:2023	Ms. Kerschen joined Paralel in 2021 and is currently Director of Fund Administration. Prior to joining Paralel she was Vice President at ALPS Advisors, Inc. from 2019 to 2021 and from 2013 to 2019 she served as Vice President and Fund Controller at ALPS Fund Services, Inc.	N/A	N/A

(a)	“Interested Trustees” refers to those Trustees who constitute “interested persons” of the Fund as defined in the 1940 Act.
(b)	Unless otherwise specified, the Trustees’ respective addresses are 1700 Broadway, Suite 1850 Denver, CO 80290.
(c)	GLV commenced operations July 28, 2004, GLQ commenced operations April 27, 2005, and GLO commenced operations April 25, 2006.
(d)	Mr. McNally is considered to be an “Interested Trustee” because of his affiliation with Clough, which acts as each Fund’s investment adviser.
(e)	Unless otherwise specified, the Officers’ respective addresses are 1700 Broadway, Suite 1850 Denver, CO 80290.
(f)	Officers are elected annually and each officer will hold such office until a successor has been elected by the Board.

The Statement of Additional Information contains additional information about the Trustees and is available, free of charge, upon request by calling 1-855-425-6844.

Clough Global Funds

EXPENSE EXAMPLE
October 31, 2023

The following table is intended to assist investors in understanding the fees and expenses (annualized) that an investor in Common Shares would bear, directly or indirectly. The table is based on the capital structure of the Fund as of October 31, 2023.

The table shows Fund expenses as a percentage of net assets attributable to Common Shares. The following table should not be considered a representation of the Fund’s future expenses. Actual expenses may be greater or less than those shown below.

Clough Global Dividend and Income Fund

Shareholder Transaction Expenses (as a percentage of offering price)
Sales Load(a)	—%
Offering Expenses Borne by Common Shareholders(a)	—%
Dividend Reinvestment Plan Fees(b)	None

Annual Expenses	Percentage of Net Assets Attributable to Common Shares
Offering Expenses Borne by Common Shareholders
Investment Advisory Fees(c)	1.23%
Interest Payments on Borrowed Funds	2.94%
Dividend and Interest Expense on Short Sales	0.41%
Other Expenses(d)	0.74%
Acquired Fund Fees & Expenses	0.01%
Total Annual Fund Operating Expenses	5.33%

Clough Global Equity Fund

Shareholder Transaction Expenses (as a percentage of offering price)
Sales Load(a)	—%
Offering Expenses Borne by Common Shareholders(a)	—%
Dividend Reinvestment Plan Fees(b)	None

Annual Expenses	Percentage of Net Assets Attributable to Common Shares
Offering Expenses Borne by Common Shareholders
Investment Advisory Fees(c)	1.58%
Interest Payments on Borrowed Funds	3.04%
Dividend and Interest Expense on Short Sales	0.33%
Other Expenses(d)	0.65%
Acquired Fund Fees & Expenses	0.02%
Total Annual Fund Operating Expenses	5.62%

Clough Global Opportunities Fund

Shareholder Transaction Expenses (as a percentage of offering price)
Sales Load(a)	—%
Offering Expenses Borne by Common Shareholders(a)	—%
Dividend Reinvestment Plan Fees(b)	None

Annual Expenses	Percentage of Net Assets Attributable to Common Shares

Offering Expenses Borne by Common Shareholders
Investment Advisory Fees(c)	1.75%
Interest Payments on Borrowed Funds	3.02%
Dividend and Interest Expense on Short Sales	0.33%
Other Expenses(d)	0.61%
Acquired Fund Fees & Expenses	0.01%
Total Annual Fund Operating Expenses	5.72%

Clough Global Funds

EXPENSE EXAMPLE
October 31, 2023

Example

The purpose of the following table is to help a holder of Common Shares understand the fees and expenses that such holder would bear directly or indirectly. The following example illustrates the expenses that you would pay on a $1,000 investment in Common Shares, assuming (1) that Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund incur total annual expenses of 5.33%, 5.62%, and 5.72% of net assets in years 1 through 10, respectively and (2) 5% annual returns.

Clough Global Dividend and Income Fund

1 Year	3 Years	5 Years	10 Years
$53	$159	$264	$524

Clough Global Equity Fund

1 Year	3 Years	5 Years	10 Years
$56	$167	$277	$545

Clough Global Opportunities Fund

	1 Year	3 Years	5 Years	10 Years
	$57	$170	$281	$552
(a)	If Common Shares are sold to or through underwriters, the Prospectus Supplement will set forth any applicable sales load and the estimated offering expenses borne by the Fund.
(b)

There will be no brokerage charges under the Fund’s dividend reinvestment plan with respect to shares of common stock issued by the Fund in connection with the offering. However, you may pay brokerage charges if you sell your shares of common stock held in a dividend reinvestment account. You also may pay a pro rata share of brokerage commissions incurred in connection with your market purchases pursuant to the Fund’s dividend reinvestment plan.

(c)

The Investment Adviser fees for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund are 0.70%, 0.90% and 1.00% of average daily total assets, respectively. Consequently, if the Fund has preferred shares or debt outstanding, the investment management fee and other expenses as a percentage of net assets attributable to common shares may be higher than if the Fund does not utilize a leveraged capital structure.

(d)	Other Expenses are estimated based on the Fund’s fiscal year ended on October 31, 2023 assuming completion of the proposed issuances.

Clough Global Dividend and Income Fund

SUMMARY OF UPDATED INFORMATION

October 31, 2023 (Unaudited)

The following information in this annual report is a summary of certain information about the Fund and changes since the Fund’s most recent annual report dated October 31, 2022 (the “prior disclosure date”). This information may not reflect all of the changes that have occurred since you purchased the Fund.

PORTFOLIO MANAGER INFORMATION

Since the prior disclosure date, there have been no changes to the Fund’s portfolio managers.

FUND ORGANIZATION STRUCTURE

Since the prior disclosure date, there have been no changes in the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by stockholders.

INVESTMENT OBJECTIVE

There have been no changes in the Fund’s investment objective since the prior disclosure date that have not been approved by shareholders.

The Fund's investment objective is to provide a high level of total return. The Fund seeks to pursue this objective by applying a fundamental research-driven investment process and will under normal circumstances invest at least 80% of its net assets, including any borrowings for investment purposes, in equity securities in both U.S. and non-U.S. markets of companies of any market capitalization. There is no assurance that the Fund will achieve its investment objective.

The Fund invests primarily in a managed mix of global equity securities. The Fund is flexibly managed so that, depending on the Fund's investment adviser's outlook, it sometimes will be more heavily invested in equity securities in U.S. markets or in equity securities in other markets around the world. Under normal circumstances, the Fund expects to invest in securities of issuers located in at least three countries (in addition to the United States). Unless market conditions are deemed unfavorable, the Fund expects that the market value of the Fund’s long and short positions in securities of issuers organized outside the United States and issuers doing a substantial amount of business outside the United States (greater than 50% of revenues derived from outside of the United States) will represent at least 40% of the Fund’s net assets. Investments in non-U.S. markets will be made primarily through liquid securities, including depositary receipts (which evidence ownership of underlying foreign securities) such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and Exchange-Traded Funds (“ETFs”). The Fund may acquire put and call options and options on stock indices and enter into stock index futures contracts, certain credit derivatives transactions and short sales in connection with its equity investments. In connection with the Fund’s investments in debt securities, it may enter into related derivatives transactions such as interest rate futures, swaps and options thereon and certain credit derivatives transactions. The Fund may invest up to 20% of its total assets in fixed income securities, including both corporate and sovereign debt in both U.S. and non-U.S. markets. Investments in corporate debt, if any, may include both investment grade and non-investment grade securities. Investments in sovereign debt may also include bonds issued by countries considered emerging markets.

The Fund will not invest more than 33% of its total assets, at the time of acquisition, in securities (including equity and fixed income securities) of governments and companies in emerging markets. The Fund may also invest a portion of its assets in real estate investment trusts, or “REITs”, but the Fund does not expect that portion to be significant. The Fund will not invest more than 10% of its total assets in debt securities rated below investment grade (i.e., securities rated lower than Baa by Moody’s Investors Service, Inc. (“Moody’s”) or lower than BBB by Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc. (“S&P”)), or their equivalent as determined by Clough.

The Fund may use various hedging strategies for return generation, or to express a specific view on an industry or individual company. In addition to shorting to hedge equity risk, the Fund may utilize instruments including, for example, exchange traded funds (“ETFs”), derivative positions and U.S. Treasury securities as a means to seek to reduce volatility and limit exposure to market declines. These instruments can be effective in seeking to reduce volatility, and can help to prevent the Fund from selling long positions at sub-optimal times.

The Fund may also engage in frequent portfolio turnover.

The Fund will place a high priority on capital preservation and should the Fund's investment adviser believe that extraordinary conditions affecting global financial markets warrant, the Fund may temporarily be primarily invested in money market securities or money market mutual funds. When the Fund is invested in these instruments for temporary or defensive purposes, it may not achieve its investment objective. The Fund may use a variety of investment techniques including shorting strategies, use of derivatives, and use of long-dated bonds, designed to capitalize on declines in the market price of equity securities or declines in market indices (e.g., the Fund may establish short positions in specific stocks or stock indices) based on the Fund's investment adviser's investment outlook. Subject to the requirements of the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”), the Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Fund exceeds 30% of the value of its total assets. No assurances can be given that the Fund’s investment objective will be achieved.

PRINCIPAL INVESTMENT STRATEGIES

Clough believes that above average investment returns can be achieved when key, proprietary insights into industry or economic trends are discovered, and their significance understood, before they become obvious to other investors. Within this context, the investment process will focus on investing in a number of major global investment themes identified by Clough. Industry consolidation, technological change, an emerging shortage of a product or raw material which derives from a period of under-investment, changes in government regulation or major economic or investment cycles are examples of themes Clough would emphasize in its investment focus. Attractive investment themes will often be influenced by global trends, which make investments in certain industries across more than one geographic market likely.

Once attractive themes are identified, Clough will generally utilize a "bottom-up" research process to identify companies it believes are best positioned to benefit from those specific themes. Individual positions will be selected based upon a host of qualitative and quantitative factors, including, but not limited to, such factors as a company's competitive position, quality of company management, quality and visibility of earnings and cash flow, balance sheet strength and relative valuation. This approach may provide investment opportunities in various levels of a company's capital structure, including common and preferred stock, as well as corporate bonds, including convertible debt securities.

Under the Fund's theme-oriented investment approach, the portfolio may be invested in only a relatively small number of industries. The Fund will attempt to diversify within its investment themes, as appropriate, to lower volatility. Individual equity positions on both the long and short side of the portfolio will typically be

Clough Global Dividend and Income Fund

SUMMARY OF UPDATED INFORMATION

October 31, 2023 (Continued) (Unaudited)

below 5% of total assets. The Fund also does not have restrictions on the levels of portfolio turnover. However, since major industry trends often last years, Clough believes that a theme-based investment approach can result in opportunities for tax efficient investing (as a result of lower portfolio turnover).

Clough believes that its theme-based portfolio strategy will present periods of time when Clough has a particularly high degree of confidence in the Fund’s investment positions. During these occasions, the Fund may purchase call options in order to enhance investment returns. The Fund may also purchase such options at other times if Clough believes it would be beneficial to the Fund to do so. The Fund’s use of such option strategies is expected to be opportunistic in nature and the Fund is not required to maintain any particular percentage of assets in call option premium. Call option premiums, when utilized, will typically be less than 12% of total assets.

Generally, securities will be purchased or sold by the Fund on national securities exchanges and in the over-the-counter market. From time to time, securities may be purchased or sold in private transactions, including securities that are not publicly traded or that are otherwise illiquid. Clough does not expect such investments to comprise more than 10% of the Fund's total assets (determined at the time the investment is made).

Clough may invest the Fund's cash balances in any investments it deems appropriate, including, without limitation and as permitted under the 1940 Act, money market funds, repurchase agreements, U.S. Treasury, U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments is ordinarily reinvested by the Fund in accordance with its investment program. Many of the considerations entering into Clough's recommendations and the portfolio managers' decisions are subjective.

The Fund's portfolio will be actively managed and securities may be bought or sold on a daily basis. Investments may be added to the portfolio if they satisfy value-based criteria or contribute to the portfolio's risk profile. Investments may be removed from the portfolio if Clough believes that their market value exceeds full value, they add inefficient risk or the initial investment thesis fails.

PORTFOLIO INVESTMENTS

Common Stocks

Common stock represents an equity ownership interest in an issuer. The Fund will have substantial exposure to common stocks. Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the prices of common stocks to which the Fund has exposure. Common stock prices fluctuate for many reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuer occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

Small and Medium Cap Companies

The Fund may invest in securities of small capitalization companies, currently considered by Clough to mean companies with market capitalization at or below $1 billion. It may also invest in medium capitalization companies, currently considered by Clough to mean companies with market capitalization of between $1 billion and $5 billion.

Preferred Stocks

Preferred stock, like common stock, represents an equity ownership in an issuer. Generally, preferred stock has a priority of claim over common stock in dividend payments and upon liquidation of the issuer. Unlike common stock, preferred stock does not usually have voting rights. Preferred stock in some instances is convertible into common stock.

Although they are equity securities, preferred stocks have certain characteristics of both debt and common stock. They are debt-like in that their promised income is contractually fixed. They are common stock-like in that they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Furthermore, they have many of the key characteristics of equity due to their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

In order to be payable, dividends on preferred stock must be declared by the issuer's board of directors or trustees. In addition, distributions on preferred stock may be subject to deferral and thus may not be automatically payable. Income payments on some preferred stocks are cumulative, causing dividends and distributions to accrue even if not declared by the board of directors or trustees or otherwise made payable. Other preferred stocks are non-cumulative, meaning that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. The Fund may invest in non- cumulative preferred stock, although Clough would consider, among other factors, their non-cumulative nature in making any decision to purchase or sell such securities.

Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market values of preferred stock may be affected by favorable and unfavorable changes impacting the issuers' industries or sectors. They may also be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates.

Because the claim on an issuer's earnings represented by preferred stock may become onerous when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate environments in particular, the Fund's holdings of higher dividend-paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.

Restricted and Illiquid Securities

Although the Fund will invest primarily in publicly traded securities, it may invest a portion of its assets (generally, no more than 15% of its value) in restricted securities and other investments which are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement

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under the Securities Act of 1933, as amended (the "Securities Act"), or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional markets for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the Securities Act, which is designed to further facilitate efficient trading among eligible institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A, and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could have the effect of increasing the level of the Fund's illiquidity. The Fund has adopted procedures under which certain Rule 144A securities will not be deemed to be illiquid, if certain criteria are satisfied with respect to those securities and the market therefor. Foreign securities that can be freely sold in the markets in which they are principally traded are not considered by the Fund to be restricted. Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States. Repurchase agreements with maturities of more than seven days will be treated as illiquid.

Corporate Bonds, Government Debt Securities and Other Debt Securities

The Fund may invest in corporate bonds, debentures and other debt securities. Debt securities in which the Fund may invest may pay fixed or variable rates of interest. Bonds and other debt securities generally are issued by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain debt securities are "perpetual" in that they have no maturity date.

The Fund will invest in government debt securities, including those of emerging market issuers or of other non-U.S. issuers. These securities may be U.S. dollar-denominated on non-U.S. dollar-denominated and include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities; and (b) debt obligations of supranational entities. Government debt securities include: debt securities issued or guaranteed by governments, government agencies or instrumentalities and political subdivisions; debt securities issued by government owed, controlled or sponsored entities; interests in entities organized and operated for the purpose of restructuring the investment characteristics issued by the above-noted issuers; or debt securities issued by supranational entities such as the World Bank or the European Union. The Fund may also invest in securities denominated in currencies of emerging market countries. Emerging market debt securities generally are rated in the lower rating categories of recognized credit rating agencies or are unrated and considered to be of comparable quality to lower rated debt securities. A non-U.S. issuer of debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited resources in the event of a default. Some of these risks do not apply to issuers in large, more developed countries. These risks are more pronounced in investments in issuers in emerging markets or if the Fund invests significantly in one country.

The Fund will not invest more than 10% of its total assets in debt securities rated below investment grade (i.e., securities rated lower than Baa by Moody's Investors Service, Inc. ("Moody's") or lower than BBB by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P")), or their equivalent as determined by Clough. These securities are commonly referred to as "junk bonds." The foregoing credit quality policy applies only at the time a security is purchased, and the Fund is not required to dispose of securities already owned by the Fund in the event of a change in assessment of credit quality or the removal of a rating.

Exchange Traded Funds

The Fund may invest in ETFs, which are investment companies that typically aim to track or replicate a desired index, such as a sector, market or global segment. Such ETFs are passively managed and their shares are traded on a national exchange or the National Association of Securities Dealers' Automatic Quotation System ("NASDAQ"). Certain ETFs are actively managed by a portfolio manager or management team that makes investment decisions without seeking to replicate the performance of a reference index. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as "creation units." The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF's investment objective will be achieved. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF's expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund's own operations.

Foreign Securities

Under normal circumstances, the Fund intends to invest a portion of its assets in securities of issuers located in at least three countries (in addition to the United States). The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. As an alternative to holding foreign-traded securities, the Fund may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the- counter market (including depositary receipts as described below, which evidence ownership in underlying foreign securities, and ETFs as described above).

Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets is less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self- sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.

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The Fund may purchase ADRs, EDRs and GDRs, which are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country. ADRs, EDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid.

Real Estate Investment Trusts (REITs)

REITs are companies that own and manage real estate, including apartment buildings, offices, shopping centers, industrial buildings, and hotels. By investing in REITs, the Fund may gain exposure to the real estate market with greater liquidity and diversification than through direct ownership of property, which can be costly and require ongoing management and maintenance, and which can be difficult to convert into cash when needed. The Fund does not expect to invest a significant portion of its assets in REITs but does not have any investment restrictions with respect to such investments.

Warrants

The Fund may invest in equity and index warrants of domestic and international issuers. Equity warrants are securities that give the holder the right, but not the obligation, to subscribe for equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

Convertible Securities and Bonds with Warrants Attached

The Fund may invest in preferred stocks and fixed-income obligations that are convertible into common stocks of domestic and foreign issuers, and bonds issued as a unit with warrants to purchase equity or fixed income securities. Convertible securities in which the Fund may invest, comprised of both convertible debt and convertible preferred stock, may be converted at either a stated price or at a stated rate into underlying shares of common stock. Because of this feature, convertible securities generally enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities often provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds, and, in addition, fluctuates in relation to the underlying common stock.

Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds may also be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at a favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

INVESTMENT TECHNIQUES

The Fund may, but is under no obligation to, from time to time employ a variety of investment techniques, including those described below, to hedge against fluctuations in the price of portfolio securities, to enhance total return or to provide a substitute for the purchase or sale of securities. Some of these techniques, such as purchases of put and call options, options on stock indices and stock index futures and entry into certain credit derivative transactions and short sales, may be used as hedges against or substitutes for investments in equity securities. Other techniques such as the purchase of interest rate futures and entry into transactions involving interest rate swaps, options on interest rate swaps and certain credit derivatives are hedges against or substitutes for investments in debt securities. The Fund's ability to utilize any of the techniques described below may be limited by restrictions imposed on its operations in connection with obtaining and maintaining its qualification as a regulated investment company under the Code. Additionally, other factors (such as cost) may make it impractical or undesirable to use any of these investment techniques from time to time.

Options on Securities

In order to hedge against adverse market shifts, the Fund may utilize up to 12% of its total assets (in addition to the 12% limit applicable to options on stock indices described below) to purchase put and call options on securities. The Fund also may invest in call options, both on specific equity securities, as well as securities representing exposure to equity sectors or indices and fixed income indices, including options on indices and exchange traded funds (“ETFs”). In addition, the Fund may seek to increase its income or may hedge a portion of its portfolio investments through writing (i.e., selling) covered put and call options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying security or its equivalent covered by the option or its equivalent from the writer of the option at the stated exercise price. Under interpretations of the Securities and Exchange Commission currently in effect, which may change from time to time, a "covered" call option means that so long as the Fund is obligated as the writer of the option, it will own (1) the underlying instruments subject to the option, (2) instruments convertible or exchangeable into the instruments subject to the option or (3) a call option on the relevant instruments with an exercise price no higher than the exercise price on the call option written.

Similarly, the Securities and Exchange Commission currently requires that, to “cover” or support its obligation to purchase the underlying instruments if a put option is written by the Fund, the Fund must (1) deposit with its custodian in a segregated account liquid securities having a value at least equal to the exercise price of the underlying securities, (2) continue to own an equivalent number of puts of the same "series" (that is, puts on the same underlying security having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same "class" (that is, puts on the same underlying security) with exercise prices greater than those it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account) or (3) sell short the securities underlying the put option at the same or a higher price than the exercise price on the put option written.

The Fund will receive a premium when it writes put and call options, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as the writer of the option continues. Upon the exercise of a put option written by the Fund,

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the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the security's market value at the time of the option exercise over the Fund's acquisition cost of the security, less the sum of the premium received for writing the option and the difference, if any, between the call price paid to the Fund and the Fund's acquisition cost of the security. Thus, in some periods the Fund might receive less total return and in other periods greater total return from its hedged positions than it would have received from leaving its underlying securities unhedged.

The Fund may purchase and write options on securities that are listed on national securities exchanges or are traded over the counter, although it expects, under normal circumstances, to effect such transactions on national securities exchanges.

As a holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the securities underlying the option, in each case at their exercise price at any time prior to the option's expiration date. The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing sale transactions. In entering into a closing sale transaction, the Fund would sell an option of the same series as the one it has purchased. The ability of the Fund to enter into a closing sale transaction with respect to options purchased and to enter into a closing purchase transaction with respect to options sold depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires. The Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

In purchasing a put option, the Fund will seek to benefit from a decline in the market price of the underlying security, while in purchasing a call option, the Fund will seek to benefit from an increase in the market price of the underlying security. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the option will expire worthless. For the purchase of an option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs. Because option premiums paid by the Fund are small in relation to the market value of the instruments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause the Fund's net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

Options on Stock Indices

The Fund may utilize up to 12% of its total assets (in addition to the 12% limit applicable to options on securities) to purchase put and call options on domestic stock indices to hedge against risks of market-wide price movements affecting its assets. The Fund also may invest in call options, both on specific equity securities, as well as securities representing exposure to equity sectors or indices and fixed income indices, including options on indices and exchange traded funds (“ETFs”). In addition, the Fund may write covered put and call options on stock indices. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index. Options on stock indices are similar to options on securities. Because no underlying security can be delivered, however, the option represents the holder's right to obtain from the writer, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. The advisability of using stock index options to hedge against the risk of market-wide movements will depend on the extent of diversification of the Fund's investments and the sensitivity of its investments to factors influencing the underlying index. The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the Fund's securities investments correlate with price movements in the stock index selected. In addition, successful use by the Fund of options on stock indices will be subject to the ability of Clough to predict correctly changes in the relationship of the underlying index to the Fund's portfolio holdings. No assurance can be given that Clough's judgment in this respect will be correct.

When the Fund writes an option on a stock index, it will establish a segregated account with its custodian in which the Fund will deposit liquid securities in an amount equal to the market value of the option, and will maintain the account while the option is open.

Short Sales

The Fund intends to attempt to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities that Clough believes possess volatility characteristics similar to those being hedged. In addition, the Fund intends to use short sales for non-hedging purposes to pursue its investment objective. Subject to the requirements of the 1940 Act and the Code, the Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Fund exceeds 30% of the value of its total assets.

A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is unlimited.

The Fund may also sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. The Fund expects normally to close its short sales against-the-box by delivering newly acquired stock.

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Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. Short-selling exposes the Fund to unlimited risk with respect to that security due to the lack of an upper limit on the price to which an instrument can rise. Although the Fund reserves the right to utilize short sales, and currently intends to utilize short sales, Clough is under no obligation to utilize short sales at all.

Futures Contracts and Options on Futures Contracts

The Fund may enter into interest rate and stock index futures contracts and may purchase and sell put and call options on such futures contracts. The Fund will enter into such transactions for hedging and other appropriate risk-management purposes or to increase return, in accordance with the rules and regulations of the Commodity Futures Trading Commission ("CFTC") and the Securities and Exchange Commission.

An interest rate futures contract is a standardized contract for the future delivery of a specified security (such as a U.S. Treasury Bond or U.S. Treasury Note) or its equivalent at a future date at a price set at the time of the contract. A stock index futures contract is an agreement to take or make delivery of an amount of cash equal to the difference between the value of the index at the beginning and at the end of the contract period. The Fund may only enter into futures contracts traded on regulated commodity exchanges.

Parties to a futures contract must make "initial margin" deposits to secure performance of the contract. There are also requirements to make "variation margin" deposits from time to time as the value of the futures contract fluctuates. Clough has claimed an exclusion from the definition of commodity pool operator under the Commodity Exchange Act ("CEA") and, therefore, Clough will not be subject to registration or regulation as a commodity pool operator under the CEA. The Fund reserves the right to engage in transactions involving futures and options thereon and in accordance with the Fund's policies. In addition, certain provisions of the Code may limit the extent to which the Fund may enter into futures contracts or engage in options transactions.

Pursuant to the views of the Securities and Exchange Commission currently in effect, which may change from time to time, with respect to futures contracts to purchase securities or stock indices, call options on futures contracts purchased by the Fund and put options on futures contracts written by the Fund, the Fund will set aside in a segregated account liquid securities with a value at least equal to the value of instruments underlying such futures contracts less the amount of initial margin on deposit for such contracts. The current view of the staff of the Securities and Exchange Commission is that the Fund's long and short positions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or certain liquid assets held in a segregated account or "covered" in a manner similar to that described below for covered options on securities. However, even if "covered," these instruments could have the effect of leveraging the Fund's portfolio.

The Fund may either accept or make delivery of cash or the underlying instrument specified at the expiration of an interest rate futures contract or cash at the expiration of a stock index futures contract or, prior to expiration, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to futures contracts are effected on the exchange on which the contract was entered into (or a linked exchange).

The Fund may purchase and write put and call options on interest rate futures contracts and stock index futures contracts in order to hedge all or a portion of its investments and may enter into closing purchase transactions with respect to options written by the Fund in order to terminate existing positions. There is no guarantee that such closing transactions can be effected at any particular time or at all. In addition, daily limits on price fluctuations on exchanges on which the Fund conducts its futures and options transactions may prevent the prompt liquidation of positions at the optimal time, thus subjecting the Fund to the potential of greater losses.

An option on an interest rate futures contract or stock index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser of the option the right, in return for the premium paid, to assume a position in a stock index futures contract or interest rate futures contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs).

With respect to options purchased by the Fund, there are no daily cash payments made by the Fund to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

While the Fund may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Fund's portfolio holdings and futures contracts or options on futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Further, the Fund's use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to Clough's ability to predict correctly changes in interest rate relationships or other factors. No assurance can be given that Clough's judgment in this respect will be correct.

When-Issued and Delayed Delivery Transactions

New issues of preferred and debt securities may be offered on a when-issued or delayed delivery basis, which means that delivery and payment for the security normally take place within 45 days after the date of the commitment to purchase. The payment obligation and the dividends that will be received on the security are fixed at the time the buyer enters into the commitment. The Fund will make commitments to purchase securities on a when-issued or delayed delivery basis only with the intention of acquiring the securities, but may sell these securities before the settlement date if Clough deems it advisable. No additional when-issued or delayed delivery commitments will be made if more than 20% of the Fund's total assets would be so committed. Securities purchased on a when-issued or delayed delivery basis may be subject to changes in value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased or sold on a when-issued or delayed delivery basis may expose the Fund to risk because they may experience these fluctuations prior to their actual delivery. The Fund will not accrue income with respect to a debt security it has purchased on a when-issued or delayed delivery basis prior to its stated delivery date but will accrue income on a delayed delivery security it has sold. Purchasing or selling securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. A segregated account of the Fund consisting of liquid securities equal at all times to the amount of the Fund's when-issued and delayed delivery purchase commitments will be established and maintained with the Fund's custodian. Placing securities rather than cash in the segregated

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account may have a leveraging effect on the Fund's net asset value per share; that is, to the extent that the Fund remains substantially fully invested in securities at the same time that it has committed to purchase securities on a when-issued or delayed delivery basis, greater fluctuations in its net asset value per share may occur than if it has set aside cash to satisfy its purchase commitments.

Interest Rate Swaps and Options Thereon (“Swaptions”)

The Fund may enter into interest rate swap agreements and may purchase and sell put and call options on such swap agreements, commonly referred to as swaptions. The Fund will enter into such transactions for hedging some or all of its interest rate exposure in its holdings of preferred securities and debt securities. Interest rate swap agreements and swaptions are highly specialized investments and are not traded on or regulated by any securities exchange or regulated by the CFTC or the Securities and Exchange Commission.

An interest rate swap is an agreement between two parties where one party agrees to pay a contractually stated fixed income stream, usually denoted as a fixed percentage of an underlying "notional" amount, in exchange for receiving a variable income stream, usually based on the London Interbank Offered Rate (LIBOR), and denoted as a percentage of the underlying notional amount. From the perspective of a fixed rate payer, if interest rates rise, the payer will expect a rising level of income since the payer is a receiver of floating rate income. This would cause the value of the swap contract to rise in value, from the payer's perspective, because the discounted present value of its obligatory payment stream is diminished at higher interest rates, all at the same time it is receiving higher income. Alternatively, if interest rates fall, the reverse occurs and it simultaneously faces the prospects of both a diminished floating rate income stream and a higher discounted present value of his fixed rate payment obligation. These value changes all work in reverse from the perspective of a fixed rate receiver.

A swaption is an agreement between two parties where one party purchases the right from the other party to enter into an interest rate swap at a specified date and for a specified "fixed rate" yield (or "exercise" yield). In a pay-fixed swaption, the holder of the swaption has the right to enter into an interest rate swap as a payer of fixed rate and receiver of variable rate, while the writer of the swaption has the obligation to enter into the other side of the interest rate swap. In a received-fixed swaption, the holder of the swaption has the right to enter into an interest rate swap as a receiver of fixed rate and a payer of variable rate, while the writer of the swaption has the obligation to enter into the opposite side of the interest rate swap.

A pay-fixed swaption is analogous to a put option on Treasury securities in that it rises in value as interest rate swap yields rise. A receive- fixed swaption is analogous to a call option on Treasury securities in that it rises in value as interest rate swap yields decline. As with other options on securities, indices, or futures contracts, the price of any swaption will reflect both an intrinsic value component, which may be zero, and a time premium component. The intrinsic value component represents what the value of the swaption would be if it were immediately exercisable into the underlying interest rate swap. The intrinsic value component measures the degree to which an option is in- the-money, if at all. The time premium represents the difference between the actual price of the swaption and the intrinsic value.

It is customary market practice for swaptions to be "cash settled" rather than an actual position in an interest rate swap being established at the time of swaption expiration. For reasons set forth more fully below, Clough expects to enter strictly into cash settled swaptions (i.e., where the exercise value of the swaption is determined by reference to the market for interest rate swaps then prevailing).

Credit Derivatives

The Fund may enter into credit derivative transactions, either to hedge credit exposure or to gain exposure to an issuer or group of issuers more economically than can be achieved by investing directly in preferred or debt securities. Credit derivatives fall into two broad categories: credit default swaps and market spread swaps, both of which can reference either a single issuer or obligor or a portfolio of preferred and/or debt securities. In a credit default swap, which is the most common form of credit derivative, the purchaser of credit protection makes a periodic payment to the seller (swap counterparty) in exchange for a payment by the seller should a referenced security or loan, or a specified portion of a portfolio of such instruments, default during the life of the swap agreement. If there were a default event as specified in the swap agreement, the buyer either (i) would receive from the seller the difference between the par (or other agreed-upon) value of the referenced instrument(s) and the then-current market value of the instrument(s) or (ii) have the right to make delivery of the reference instrument to the counterparty. If there were no default, the buyer of credit protection would have spent the stream of payments and received no benefit from the contract. Market spread swaps are based on relative changes in market rates, such as the yield spread between a preferred security and a benchmark Treasury security, rather than default events.

In a market spread swap, two counterparties agree to exchange payments at future dates based on the spread between a reference security (or index) and a benchmark security (or index). The buyer (fixed-spread payer) would receive from the seller (fixed-spread receiver) the difference between the market rate and the reference rate at each payment date, if the market rate were above the reference rate. If the market rate were below the reference rate, then the buyer would pay to the seller the difference between the reference rate and the market rate. The Fund may utilize market spread swaps to "lock in" the yield (or price) of a security or index without having to purchase the reference security or index. Market spread swaps may also be used to mitigate the risk associated with a widening of the spread between the yield or price of a security in the Fund's portfolio relative to a benchmark Treasury security. Market spread options, which are analogous to swaptions, give the buyer the right but not the obligation to buy (in the case of a call) or sell (in the case of a put) the referenced market spread at a fixed price from the seller. Similarly, the seller of a market spread option has the obligation to sell (in the case of a call) or buy (in the case of a put) the referenced market spread at a fixed price from the buyer. Credit derivatives are highly specialized investments and are not traded on or regulated by any securities exchange or regulated by the CFTC or the Securities and Exchange Commission.

Interest Rate Swaps, Swaptions and Credit Derivatives (General)

The pricing and valuation terms of interest rate swaps, swaptions and credit derivatives are not standardized and there is no clearinghouse whereby a party to any such derivative agreement can enter into an offsetting position to close out a contract. Interest rate swaps, swaptions and credit derivatives are usually (1) between an institutional investor and a broker-dealer firm or bank or (2) between institutional investors. In addition, substantially all swaps are entered into subject to the standards set forth by the International Swaps and Derivatives Association ("ISDA"). ISDA represents participants in the privately negotiated derivatives industry, helps formulate the investment industry's position on regulatory and legislative issues, develops international contractual standards and offers arbitration on disputes concerning market practice.

Under the rating agency guidelines that would likely be imposed in connection with any issuance of preferred shares by the Fund, it is expected that the Fund would be authorized to enter into swaptions and to purchase credit default swaps without limitation but would be subject to limitation on entering into interest rate

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swap agreements or selling credit protection. Certain rating agency guidelines may be changed from time to time and it is expected that those relating to interest rate swaps, swaptions and credit derivatives would be able to be revised by the Board of Trustees, without shareholder vote of the Common Shares or the Fund's preferred shares, so long as the relevant rating agency(ies) has given written notice that such revisions would not adversely affect the rating of the Fund's preferred shares then in effect.

The Board of Trustees has currently limited the Fund's use of interest rate and credit swaps and swaptions as follows: (1) swaps and swaptions must be U.S. dollar-denominated and used for hedging purposes only; (2) no more than 5% of the Fund's total assets, at the time of purchase, may be invested in time premiums paid for swaptions; (3) swaps and swaptions must conform to the standards of the ISDA Master Agreement; and (4) the counterparty must be a bank or broker-dealer firm regulated under the laws of the United States that (a) is on a list approved by the Board of Trustees, (b) has capital of at least $100 million and (c) is rated investment grade by both Moody's and S&P. These criteria can be modified by the Board of Trustees at any time in its discretion.

The market value of the Fund's investments in credit derivatives and/or premiums paid therefor as a buyer of credit protection will not exceed 12% of the Fund's total assets and the notional value of the credit exposure to which the Fund is subject when it sells credit derivatives will not exceed 33 1/3% of the Fund's total assets. The Fund has no other investment restrictions with respect to credit derivatives.

Clough expects that the Fund will be subject to the initial and subsequent mark-to-market collateral requirements that are standard among ISDA participants. These requirements help insure that the party who is a net obligor at current market value has pledged for safekeeping, to the counterparty or its agent, sufficient collateral to cover any losses should the obligor become incapable, for whatever reason, of fulfilling its commitments under the swap or swaption agreements. This is analogous, in many respects, to the collateral requirements in place on regular futures and options exchanges. The Fund will be responsible for monitoring the market value of all derivative transactions to ensure that they are properly collateralized.

If Clough determines it is advisable for the Fund to enter into such transactions, the Fund will institute procedures for valuing interest rate swap, swaption, or credit derivative positions to which it is party. Interest rate swaps, swaptions, and credit derivatives will be valued by the counterparty to the swap or swaption in question. Such valuation will then be compared with the valuation provided by a broker-dealer or bank that is not a party to the contract. In the event of material discrepancies, the Fund has procedures in place for valuing the swap or swaption, subject to the direction of the Board of Trustees, which include reference to third-party information services, such as Bloomberg, and a comparison with Clough's valuation models. The use of interest rate swaps, swaptions and credit derivatives, as the foregoing discussion suggests, is subject to risks and complexities beyond what might be encountered in standardized, exchange traded options and futures contracts. Such risks include operational risk, valuation risk, credit risk and /or counterparty risk (i.e., the risk that the counterparty cannot or will not perform its obligations under the agreement). In addition, at the time the interest rate swap, swaption or credit derivative reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund.

While the Fund may utilize interest rate swaps, swaptions, and credit derivatives for hedging purposes or to enhance total return, their use might result in poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell or pledge a portion of its underlying portfolio of securities in order to meet daily mark-to-market collateralization requirements at a time when it might be disadvantageous to do so.

There may be an imperfect correlation between the Fund's portfolio holdings and swaps, swaptions or credit derivatives entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Further, the Fund's use of swaps, swaptions and credit derivatives to reduce risk involves costs and will be subject to Clough's ability to predict correctly changes in interest rate relationships, volatility, credit quality or other factors. No assurance can be given that Clough's judgment in this respect will be correct.

Temporary Investments

From time to time, as Clough deems warranted based on market conditions, the Fund may invest temporarily in cash, money market securities, money market mutual funds or cash equivalents, which may be inconsistent with the Fund's investment objective. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. government obligations.

Portfolio Turnover

Although the Fund cannot accurately predict its portfolio turnover rate, it is likely to exceed 100% (excluding turnover of securities having a maturity of one year or less). A high turnover rate (100% or more) necessarily involves greater expenses to the Fund and may result in realization of net short-term capital gains.

Foreign Currency Transactions

The value of foreign assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions. Currency futures contracts are exchange-traded and change in value to reflect movements of a currency or a basket of currencies. Settlement must be made in a designated currency.

Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. Such contracts may be used when a security denominated in a foreign currency is purchased or sold, or when the Fund anticipates receipt in a foreign currency of dividend or interest payments on such a security. A forward contract can then "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. Additionally, when Clough believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held that are denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. In addition, it may not be possible to hedge against long-term currency changes. The Fund may engage in cross-hedging by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency if Clough determines that there is an established historical pattern of correlation between the two currencies (or the basket of currencies and the underlying currency). Use of a different foreign currency magnifies exposure to foreign currency exchange rate fluctuations. The Fund may use forward contracts

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to shift exposure to foreign currency exchange rate changes from one currency to another. Short-term hedging provides a means of fixing the dollar value of only a portion of portfolio assets.

Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an over-the-counter trading environment, there are no daily price fluctuation limits. There may be no liquid secondary market to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. There is also the risk of default by, or the bankruptcy of, the financial institution serving as a counterparty.

Illiquid Securities

The Fund may invest in securities for which there is no readily available trading market or which are otherwise illiquid. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the Securities Act and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(2) and Rule 144A securities may, however, be treated as liquid by Clough pursuant to procedures adopted by the Board of Trustees, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Fund invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

It may be difficult to sell such securities at a price representing their fair value until such time as such securities may be sold publicly. Where registration is required, a considerable period may elapse between a decision to sell the securities and the time when it would be permitted to sell. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

Repurchase Agreements

A repurchase agreement exists where the Fund sells a security (typically U.S. government securities) to a party for cash and agrees to buy the same security back on a specific date (typically the next business day) from the same party for cash. Repurchase agreements carry several risks. For instance, the Fund could incur a loss if the value of the security sold has increased more than the value of the cash and collateral held. In addition, the other party to the agreement may default, in which case the Fund would not re-acquire possession of the security and suffer full value loss (or incur costs when attempting to purchase a similar security from another party). Also, in a bankruptcy proceeding involving the other party, a court may determine that the security does not belong to the Fund and order that the security be used to pay off the debts of the bankrupt. The Fund will reduce the risk by requiring the other party to put up collateral, whose value is checked and reset daily. The Fund also intends only to deal with parties that appear to have the resources and the financial strength to live up to the terms of the agreement. Repurchase agreements are limited to 50% of the Fund's assets. Cash held for securities sold by the Fund are not included in the Fund's assets when making this calculation.

USE OF LEVERAGE

The Fund uses leverage through the issuance of preferred shares and/or through borrowings, including the issuance of debt securities. The Fund may use leverage of up to 33% of its total assets (including the amount obtained from leverage). The Fund generally will not use leverage if Clough anticipates that it would result in a lower return to Common Shareholders for any significant amount of time. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions, which otherwise might require untimely dispositions of Fund securities.

Changes in the value of the Fund’s portfolio (including investments bought with the proceeds of the preferred shares offering or borrowing program) will be borne entirely by the Common Shareholders. If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, the leverage will decrease (or increase) the net asset value per share to a greater extent than if the Fund were not leveraged. During periods in which the Fund is using leverage, the fees paid to Clough for investment advisory services and to ALPS for administrative services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s total assets, including proceeds from borrowings and the issuance of preferred shares, which may create an incentive to leverage the Fund. The Fund’s issuance of preferred shares may alter the voting power of Common Shareholders.

Capital raised through leverage will be subject to dividend or interest payments, which may exceed the income and appreciation on the assets purchased. The issuance of preferred shares or entering into a borrowing program involves expenses and other costs and may limit the Fund’s freedom to pay dividends on Common Shares or to engage in other activities. The issuance of a class of preferred shares or incurrence of borrowings having priority over the Fund’s Common Shares creates an opportunity for greater return per Common Share, but at the same time such leveraging is a speculative technique in that it will increase the Fund’s exposure to capital risk. Unless the income and appreciation, if any, on assets acquired with leverage proceeds exceed the associated costs of such preferred shares or borrowings (and other Fund expenses), the use of leverage will diminish the investment performance of the Fund’s Common Shares compared with what it would have been without leverage.

The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies that may issue ratings for any preferred shares issued by the Fund and by borrowing program covenants. These guidelines and covenants may impose asset coverage or Fund composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will significantly impede Clough from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the total asset value of the Fund’s portfolio is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund’s total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the net asset value of the Fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of such liquidation value. If preferred shares are issued, the Fund intends, to the extent possible, to purchase or redeem preferred shares, from time to time, to maintain coverage of any preferred shares of at least 200%. Though the Fund may issue preferred shares amounting to 50% leverage, it does not intend to exceed 33% leverage, at which point there will be an asset coverage of 303%. Initially, holders of the Common Shares will elect each of the eight Trustees of the Fund. If the Fund issues preferred shares, the holders of the preferred shares will elect two of the Trustees of the Fund. In the event the Fund failed to pay dividends on its preferred shares for two years, preferred shareholders would be entitled to elect a majority of the Trustees until the dividends are paid.

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SUMMARY OF UPDATED INFORMATION

October 31, 2023 (Continued) (Unaudited)

To qualify for federal income taxation as a “regulated investment company,” the Fund must distribute in each taxable year at least 90% of its net investment income (including net interest income and net short-term gain). The Fund also will be required to distribute annually substantially all of its income and capital gain, if any, to avoid imposition of a nondeductible 4% federal excise tax.

The Fund’s willingness to issue new securities for investment purposes, and the amount the Fund will issue, will depend on many factors, the most important of which are market conditions and interest rates. Successful use of a leveraging strategy may depend on Clough’s ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.

For the period from November 1, 2022 to October 31, 2023, the average amount borrowed under the Credit Agreement was $44,638,138, at an average rate of 5.65%. As of October 31, 2023, the amount of outstanding borrowings was $16,000,000, the interest rate was 6.12% and the amount of pledged collateral was $60,903,360. Additional information on senior securities of the Fund may be found in the Financial Highlights section of the Prospectus.

The following table is designed to illustrate the effect on the return to a holder of the Fund’s Common Shares of leverage in the amount of approximately 15% of the Fund’s total assets, assuming hypothetical annual returns of the Fund’s portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to Common Shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The below table assumes the annual leverage and fee rate of 6.12%.

Assumed Portfolio Total Return (Net of Expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Common Share Total Return	(19.44)%	(10.19)%	(0.94)%	8.31%	17.56%

In addition to the credit facility, the Fund may use a variety of additional strategies that would be viewed as potentially adding leverage to the portfolio. These include the sale of credit default swap contracts and the use of other derivative instruments, reverse repurchase agreements and the issuance of preferred shares. By adding additional leverage, these strategies have the potential to increase returns to Common Shareholders, but also involve additional risks. Additional leverage will increase the volatility of the Fund’s investment portfolio and could result in larger losses than if the strategies were not used. However, to the extent that the Fund enters into offsetting transactions or owns positions covering its obligations, the leveraging effect is expected to be minimized or eliminated.

During the time in which the Fund is utilizing leverage, the fees paid to Clough and the Administrator for services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund’s total assets. Only the Fund’s holders of Common Shares bear the cost of the Fund’s fees and expenses.

Senior Securities

The following table sets forth certain information regarding the Fund’s senior securities as of the end of each of the Fund’s prior ten fiscal years. The Fund’s senior securities during this time period are comprised of outstanding indebtedness, which constitutes a “senior security” as defined in the 1940 Act. Senior Securities Representing Indebtedness.

Fiscal Period Ended	Principal Amount Outstanding (000s)(a)	Asset Coverage(b)
October 31, 2023	$16,000	5,604
October 31, 2022	$53,300	2,760
October 31, 2021	$61,500	3,023
October 31, 2020	$50,500	2,703
October 31, 2019	$49,500	3,074
October 31, 2018	$55,000	2,598
October 31, 2017	$72,000	3,128
October 31, 2016	$72,000	2,991
October 31, 2015	$93,300	2,743
October 31, 2014	$93,300	2,959

(a)	Principal amount outstanding represents the amount owed by the Fund to lenders under credit facility arrangements in place at the time.

(b)	Asset coverage per $1,000 of debt is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding, and multiplying the result by 1,000.

Price Range of Common Shares

The common shares are listed on the NYSE American under the symbol “GLV” and began trading on the NYSE American on July 30, 2004. The average daily trading volume of the common shares on the NYSE American during the period from November 1, 2022 through October 31, 2023 was 49,898 common shares. Shares of closed-end investment companies often trade on an exchange at prices lower than net asset value. The Fund’s common shares have traded generally at a discount since inception. The following table shows, for each fiscal quarter since the quarter ended January 31, 2022: (i) the high and low closing sale prices per common share, as reported on the NYSE American; (ii) the corresponding net asset values per common share; and (iii) the percentage by which the common shares traded at a premium over, or discount from, the net asset values per common share at those high and low closing prices. The Fund’s net asset value per common share is determined on a daily basis.

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SUMMARY OF UPDATED INFORMATION

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						Market Premium/(Discount) to
		Market Price		Net Asset Value at		Net Asset Value at
Fiscal Quarter Ended		High	Low	High	Low	High	Low
2023	October 31	$5.69	$4.78	$6.73	$5.94	(15.45)%	(19.53)%
	July 31	$5.79	$5.32	$6.91	$6.48	(16.21)%	(17.90)%
	April 30	$6.44	$5.60	$7.19	$6.69	(10.31)%	(16.29)%
	January 31	$7.54	$6.29	$7.52	$7.08	0.32%	(11.16)%
2022	October 31	$8.63	$6.34	$8.23	$7.04	4.86%	(9.94)%
	July 31	$9.65	$7.78	$8.66	$7.98	11.43%	(2.51)%
	April 30	$10.20	$8.30	$10.03	$8.77	0.17%	(5.36)%
	January 31	$11.56	$9.68	$11.30	$9.90	2.30%	(2.22)%

RISKS

Investing in the Fund involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks before investing in the Fund.

Investment and Market Risk

An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Common Shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Key Adviser Personnel Risk

The Fund’s ability to identify and invest in attractive opportunities is dependent upon Clough, its investment adviser. If one or more of the key individuals leaves Clough, Clough may not be able to hire qualified replacements at all, or may require an extended time to do so. This could prevent the Fund from achieving its investment objective.

Issuer Risk

The value of an issuer’s securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Sector Risk

From time to time, based on market or economic conditions, the Fund may have larger investment positions in one or more sectors of the market. To the extent the Fund invests more heavily in one sector, industry, or sub-sector of the market, its performance may be more sensitive to developments that significantly affect those sectors, industries, or sub-sectors. An individual sector, industry, or sub-sector of the market may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. The Fund’s performance could also be affected if the sectors, industries, or sub-sectors do not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance.

Foreign Securities Risk

The Fund’s investments in securities of foreign issuers are subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, social, political and economic instability, differences in securities regulation and trading, expropriation or nationalization of assets, and foreign taxation issues. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of the Fund’s securities. It may also be more difficult to obtain and enforce a judgment against a foreign issuer. To the extent the Fund focuses its investments in a particular country or in countries within a particular geographic region, economic, political, regulatory and other conditions affecting such country or region may have a greater impact on the Fund than on more geographically diversified funds. Any foreign investments made by the Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments. The Fund will not invest more than 33% of its assets, at the time of acquisition, in securities (including equity and fixed income securities) of governments and companies in emerging markets, but has no other investment restrictions with respect to investing in foreign issuers.

Emerging Markets Risk

Investing in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of foreign issuers to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; and (iii) certain national policies which may restrict the Fund’s investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

REIT Risk

If the Fund invests in REITs, such investment will subject the Fund to various risks. The first, real estate industry risk, is the risk that the REIT share prices will decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. The second, investment style risk, is the risk that returns from REITs, which typically are small or medium capitalization stocks, will trail returns from the overall stock market. The third, interest rate risk, is the risk that changes in interest rates may hurt real estate values or make REIT shares less attractive than other income producing investments.

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SUMMARY OF UPDATED INFORMATION

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Qualification as a REIT in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that the entities in which the Fund invests with the expectation that they will be taxed as a REIT will qualify as a REIT. An entity that fails to qualify as a REIT, would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity. If the Fund were to invest in an entity that failed to qualify as a REIT, such failure could drastically reduce the Fund’s yield on that investment.

The Fund does not expect to invest a significant portion of its assets in REITs but does not have any investment restrictions with respect to such investments.

Income Risk

The income Common Shareholders receive from the Fund is based primarily on the dividends and interest it earns from its investments, which can vary widely over the short and long term. If prevailing market interest rates drop, distribution rates of the Fund’s preferred stock holdings and any bond holdings and Common Shareholder’s income from the Fund could drop as well. The Fund’s income also would likely be affected adversely when prevailing short-term interest rates increase and the Fund is utilizing leverage.

Non-Investment Grade Securities Risk

The Fund’s investments in preferred stocks and bonds of below investment grade quality (commonly referred to as “high yield” or “junk bonds”), if any, are predominantly speculative because of the credit risk of their issuers. While offering a greater potential opportunity for capital appreciation and higher yields, preferred stocks and bonds of below investment grade quality entail greater potential price volatility and may be less liquid than higher-rated securities. Issuers of below investment grade quality preferred stocks and bonds are more likely to default on their payments of dividends/interest and liquidation value/principal owed to the Fund, and such defaults will reduce the Fund’s net asset value and income distributions. The prices of these lower quality preferred stocks and bonds are more sensitive to negative developments than higher rated securities. Adverse business conditions, such as a decline in the issuer’s revenues or an economic downturn, generally lead to a higher non-payment rate. In addition, such a security may lose significant value before a default occurs as the market adjusts to expected higher non-payment rates. The Fund will not invest more than 10% of its total assets in securities rated below investment grade. The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of securities already owned by the Fund in the event of a change in assessment of credit quality or the removal of a rating.

Interest Rate Risk

Interest rate risk is the risk that preferred stocks paying fixed dividend rates and fixed-rate debt securities will decline in value because of changes in market interest rates. When interest rates rise the market value of such securities generally will fall. The Fund’s investment in preferred stocks and fixed-rate debt securities means that the net asset value and price of the Common Shares may decline if market interest rates rise. Interest rates are currently low relative to historic levels. During periods of declining interest rates, an issuer of preferred stock or fixed-rate debt securities may exercise its option to redeem or prepay securities prior to maturity, which could result in the Fund’s having to reinvest in lower yielding debt securities or other types of securities. This is known as call or prepayment risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected payments. This may lock in a below market yield, increase the security’s duration, and reduce the value of the security. This is known as extension risk. Investments in debt securities with longterm maturities may experience significant price declines if long-term interest rates increase. This is known as maturity risk. The value of the Fund’s common stock investments may also be influenced by changes in interest rates.

Hedging Strategy Risk

Certain of the investment techniques that the Fund may employ for hedging or, under certain circumstances, to increase income or total return will expose the Fund to risks. In addition to the hedging techniques described elsewhere (i.e., positions in Treasury Bond or Treasury Note futures contracts, use of options on these positions, positions in interest rate swaps, options thereon (“swaptions”), and credit derivatives), such investment techniques may include entering into interest rate and stock index futures contracts and options on interest rate and stock index futures contracts, purchasing and selling put and call options on securities and stock indices, purchasing and selling securities on a when-issued or delayed delivery basis, entering into repurchase agreements, lending portfolio securities and making short sales of securities “against the box.”

The Fund intends to comply with regulations of the Securities and Exchange Commission involving “covering” or segregating assets in connection with the Fund’s use of options and futures contracts.

There are economic costs of hedging reflected in the pricing of futures, swaps, options, and swaption contracts which can be significant, particularly when long-term interest rates are substantially above short-term interest rates, as is the case at present. The desirability of moderating these hedging costs will be a factor in Clough’s choice of hedging strategies, although costs will not be the exclusive consideration in selecting hedge instruments. In addition, the Fund may select individual investments based upon their potential for appreciation without regard to the effect on current income, in an attempt to mitigate the impact on the Fund’s assets of the expected normal cost of hedging.

There may be an imperfect correlation between changes in the value of the Fund’s portfolio holdings and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund’s success in using hedge instruments is subject to Clough’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings, and there can be no assurance that Clough’s judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings.

Credit Risk

Credit risk is the risk that an issuer of a preferred or debt security will become unable to meet its obligation to make dividend, interest and principal payments. In general, lower rated preferred or debt securities carry a greater degree of credit risk. If rating agencies lower their ratings of preferred or debt securities in the Fund’s portfolio, the value of those obligations could decline. In addition, the underlying revenue source for a preferred or debt security may be insufficient to pay dividends, interest or principal in a timely manner. Any default by an issuer of a preferred or debt security could have a negative impact on the Fund’s ability to pay dividends on Common Shares. Even if the issuer on may negatively affect its credit rating or presumed creditworthiness. These developments would adversely affect the market value of the issuer’s obligations or the value of credit derivatives if the Fund has sold credit protection.

Clough Global Dividend and Income Fund

SUMMARY OF UPDATED INFORMATION

October 31, 2023 (Continued) (Unaudited)

Derivatives Risk

Derivative transactions (such as futures contracts and options thereon, options, swaps and short sales) subject the Fund to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. The Fund also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. As a general matter, dividends received on hedged stock positions are characterized as ordinary income and are not eligible for favorable tax treatment. In addition, use of derivatives may give rise to short-term capital gains and other income that would not qualify for payments by the Fund of tax-advantaged dividends.

The Securities and Exchange Commission (SEC) recently adopted Rule 18f-4 under the Investment Company Act of 1940, as amended (1940 Act), which will regulate the use of derivatives for certain funds registered under the 1940 Act. Unless the Fund qualifies as a "limited derivatives user" as defined in Rule 18f-4, the rule would, among other things, require the Fund to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions. If the Fund qualifies as a limited derivatives user, Rule 18f-4 would require the Fund to have policies and procedures to manage its aggregate derivatives risk. These requirements could have an impact on the Fund, including a potential increase in cost to enter into derivatives transactions and may require the Fund to alter, perhaps materially, its use of derivatives.

Counterparty Risk

The Fund runs the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, a borrower of the Fund’s securities or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. In addition, to the extent that the Fund uses over-the- counter derivatives, and/or has significant exposure to a single counterparty, this risk will be particularly pronounced for the Fund.

Small and Medium Cap Company Risk

Compared to investment companies that focus only on large capitalization companies, the Fund’s share price may be more volatile because it also invests in small and medium capitalization companies. Compared to large companies, small and medium capitalization companies are more likely to have (i) more limited product lines or markets and less mature businesses, (ii) fewer capital resources, (iii) more limited management depth, and (iv) shorter operating histories. Further, compared to large cap stocks, the securities of small and medium capitalization companies are more likely to experience sharper swings in market values, be harder to sell at times and at prices that Clough believes appropriate, and offer greater potential for gains and losses.

Leverage Risk

Leverage creates risks for holders of the Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares. There is a risk that fluctuations in the dividend rates on any preferred shares may adversely affect the return to the the Common Shareholders. If the income from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return on the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders as dividends and other distributions will be reduced and may not satisfy the level dividend rate distribution policy set by the Board of Trustees. Clough in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it deems such action to be appropriate in the circumstances.

Liquidity Risk

Restricted securities and other illiquid investments of the Fund involve the risk that the securities will not be able to be sold at the time desired by Clough or at prices approximating the value at which the Fund is carrying the securities. Where registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists and other illiquid investments are valued at fair value as determined in accordance with procedures approved and periodically reviewed by the Trustees of the Fund.

Inflation Risk

Inflation risk is the risk that the purchasing power of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions thereon can decline. In addition, during any periods of rising inflation, dividend rates of preferred shares of the Fund would likely increase, which would tend to further reduce returns to Common Shareholders.

Market Price of Shares

The shares of closed-end management investment companies often trade at a discount from their net asset value, and the Fund’s Common Shares may likewise trade at a discount from net asset value. The trading price of the Fund’s Common Shares may be less than the public offering price. The returns earned by Common Shareholders who sell their Common Shares below net asset value will be reduced.

Management Risk

The Fund is subject to management risk because it is an actively managed portfolio. Clough and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Market Disruption and Geopolitical Risk

The ongoing U.S. military and related actions in Iraq and Afghanistan and events in the Middle East and Ukraine, as well as the continuing threat of terrorist attacks, could have significant adverse effects on the U.S. economy, the stock market and world economies and markets. The Fund cannot predict the effects of similar events in the future on the U.S. economy and securities markets. These military actions and related events, including the conflicts in the Middle East, have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Similar disruptions of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Common Shares.

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October 31, 2023 (Continued) (Unaudited)

Pandemic Risks

An outbreak of Covid-19 respiratory disease caused by a novel coronavirus was first detected in late 2019 and subsequently spread globally in early 2020. The impact of the outbreak has been rapidly evolving, and cases of the virus have continued to be identified in most developed and emerging countries throughout the world. Many local, state, and national governments, as well as businesses, have reacted by instituting quarantines, border closures, restrictions on travel, and other measures designed to arrest the spread of the virus. The outbreak and public and private sector responses thereto have led to large portions of the populations of many nations working from home for indefinite periods of time, temporary or permanent layoffs, disruptions in supply chains, lack of availability of certain goods, and adversely impacted many industries. These circumstances are evolving, and further developments could result in additional disruptions and uncertainty. The impact of the coronavirus outbreak may last for an extended period of time and result in a substantial economic downturn. Pandemics, including the coronavirus outbreak, have resulted in a general decline in the global economy and negative effects on the performance of individual countries, industries, or sectors. Such negative impacts can be significant in unforeseen ways. Deteriorating economic fundamentals may in turn increase the risk of default or insolvency of particular companies, negatively impact market value, increase market volatility, cause credit spreads to widen, and reduce liquidity. All of these risks may have a material adverse effect on the performance and financial condition of the Fund’s investments, and on the overall performance of the Fund.

Preferred Securities Risk

In addition to credit risk, investment in preferred securities carries certain risks including:

Deferral Risk—Fully taxable or hybrid preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for up to 20 consecutive quarters. Traditional preferreds also contain provisions that allow an issuer, under certain conditions to skip (in the case of “noncumulative preferreds”) or defer (in the case of “cumulative preferreds”), dividend payments. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving any distributions.

Redemption Risk—Preferred securities typically contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

Limited Voting Rights—Preferred securities typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period, which varies by issue.

Subordination—Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Liquidity—Preferred securities may be substantially less liquid than many other securities, such as U.S. government securities, corporate debt, or common stocks.

Debt Securities Risk

In addition to credit risk, investment in debt securities carries certain risks including:

Redemption Risk—Debt securities sometimes contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

Limited Voting Rights—Debt securities typically do not provide any voting rights, except in cases when interest payments have not been made and the issuer is in default.

Liquidity—Certain debt securities may be substantially less liquid than many other securities, such as U.S. government securities or common stocks.

Anti-Takeover Provisions

The Fund’s Declaration of Trust includes provisions that could have the effect of inhibiting the Fund’s possible conversion to open-end status and limiting the ability of other entities or persons to acquire control of the Fund or the Board of Trustees. In certain circumstances, these provisions might also inhibit the ability of shareholders to sell their shares at a premium over prevailing market prices.

Portfolio Turnover Risk

The techniques and strategies contemplated by the Fund might result in a high degree of portfolio turnover. The Fund cannot accurately predict its securities portfolio turnover rate, but anticipates that its annual portfolio turnover rate will exceed 100% under normal market conditions, although it could be materially higher under certain conditions. Higher portfolio turnover rates could result in corresponding increases in brokerage commissions and generate short-term capital gains taxable as ordinary income.

Clough Global Equity Fund

SUMMARY OF UPDATED INFORMATION

October 31, 2023 (Unaudited)

The following information in this annual report is a summary of certain information about the Fund and changes since the Fund’s most recent annual report dated October 31, 2022 (the “prior disclosure date”). This information may not reflect all of the changes that have occurred since you purchased the Fund.

PORTFOLIO MANAGER INFORMATION

Since the prior disclosure date, there have been no changes to the Fund’s portfolio managers.

FUND ORGANIZATION STRUCTURE

Since the prior disclosure date, there have been no changes in the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by stockholders.

INVESTMENT OBJECTIVE

There have been no changes in the Fund’s investment objective since the prior disclosure date that have not been approved by shareholders.

The Fund's investment objective is to provide a high level of total return. The Fund seeks to pursue this objective by applying a fundamental research-driven investment process and will under normal circumstances invest at least 80% of its net assets, including any borrowings for investment purposes, in equity securities in both U.S. and non-U.S. markets of companies of any market capitalization. There is no assurance that the Fund will achieve its investment objective.

The Fund invests primarily in a managed mix of global equity securities. The Fund is flexibly managed so that, depending on the Fund's investment adviser's outlook, it sometimes will be more heavily invested in equity securities in U.S. markets or in equity securities in other markets around the world. Under normal circumstances, the Fund expects to invest in securities of issuers located in at least three countries (in addition to the United States). Unless market conditions are deemed unfavorable, the Fund expects that the market value of the Fund’s long and short positions in securities of issuers organized outside the United States and issuers doing a substantial amount of business outside the United States (greater than 50% of revenues derived from outside of the United States) will represent at least 40% of the Fund’s net assets. Investments in non-U.S. markets will be made primarily through liquid securities, including depositary receipts (which evidence ownership of underlying foreign securities) such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and Exchange-Traded Funds (“ETFs”). The Fund may acquire put and call options and options on stock indices and enter into stock index futures contracts, certain credit derivatives transactions and short sales in connection with its equity investments. In connection with the Fund’s investments in debt securities, it may enter into related derivatives transactions such as interest rate futures, swaps and options thereon and certain credit derivatives transactions. The Fund may invest up to 20% of its total assets in fixed income securities, including both corporate and sovereign debt in both U.S. and non-U.S. markets. Investments in corporate debt, if any, may include both investment grade and non-investment grade securities. Investments in sovereign debt may also include bonds issued by countries considered emerging markets.

The Fund will not invest more than 33% of its total assets, at the time of acquisition, in securities (including equity and fixed income securities) of governments and companies in emerging markets. The Fund may also invest a portion of its assets in real estate investment trusts, or “REITs”, but the Fund does not expect that portion to be significant. The Fund will not invest more than 10% of its total assets in debt securities rated below investment grade (i.e., securities rated lower than Baa by Moody’s Investors Service, Inc. (“Moody’s”) or lower than BBB by Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc. (“S&P”)), or their equivalent as determined by Clough.

The Fund may use various hedging strategies for return generation, or to express a specific view on an industry or individual company. In addition to shorting to hedge equity risk, the Fund may utilize instruments including, for example, exchange traded funds (“ETFs”), derivative positions and U.S. Treasury securities as a means to seek to reduce volatility and limit exposure to market declines. These instruments can be effective in seeking to reduce volatility, and can help to prevent the Fund from selling long positions at sub-optimal times.

The Fund may also engage in frequent portfolio turnover.

The Fund will place a high priority on capital preservation and should the Fund's investment adviser believe that extraordinary conditions affecting global financial markets warrant, the Fund may temporarily be primarily invested in money market securities or money market mutual funds. When the Fund is invested in these instruments for temporary or defensive purposes, it may not achieve its investment objective. The Fund may use a variety of investment techniques including shorting strategies, use of derivatives, and use of long-dated bonds, designed to capitalize on declines in the market price of equity securities or declines in market indices (e.g., the Fund may establish short positions in specific stocks or stock indices) based on the Fund's investment adviser's investment outlook. Subject to the requirements of the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”), the Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Fund exceeds 30% of the value of its total assets. No assurances can be given that the Fund’s investment objective will be achieved.

PRINCIPAL INVESTMENT STRATEGIES

Clough believes that above average investment returns can be achieved when key, proprietary insights into industry or economic trends are discovered, and their significance understood, before they become obvious to other investors. Within this context, the investment process will focus on investing in a number of major global investment themes identified by Clough. Industry consolidation, technological change, an emerging shortage of a product or raw material which derives from a period of under-investment, changes in government regulation or major economic or investment cycles are examples of themes Clough would emphasize in its investment focus. Attractive investment themes will often be influenced by global trends, which make investments in certain industries across more than one geographic market likely.

Once attractive themes are identified, Clough will generally utilize a "bottom-up" research process to identify companies it believes are best positioned to benefit from those specific themes. Individual positions will be selected based upon a host of qualitative and quantitative factors, including, but not limited to, such factors as a company's competitive position, quality of company management, quality and visibility of earnings and cash flow, balance sheet strength and relative valuation. This approach may provide investment opportunities in various levels of a company's capital structure, including common and preferred stock, as well as corporate bonds, including convertible debt securities.

Under the Fund's theme-oriented investment approach, the portfolio may be invested in only a relatively small number of industries. The Fund will attempt to diversify within its investment themes, as appropriate, to lower volatility. Individual equity positions on both the long and short side of the portfolio will typically be

Clough Global Equity Fund

SUMMARY OF UPDATED INFORMATION

October 31, 2023 (Continued) (Unaudited)

below 5% of total assets. The Fund also does not have restrictions on the levels of portfolio turnover. However, since major industry trends often last years, Clough believes that a theme-based investment approach can result in opportunities for tax efficient investing (as a result of lower portfolio turnover).

Clough believes that its theme-based portfolio strategy will present periods of time when Clough has a particularly high degree of confidence in the Fund’s investment positions. During these occasions, the Fund may purchase call options in order to enhance investment returns. The Fund may also purchase such options at other times if Clough believes it would be beneficial to the Fund to do so. The Fund’s use of such option strategies is expected to be opportunistic in nature and the Fund is not required to maintain any particular percentage of assets in call option premium. Call option premiums, when utilized, will typically be less than 12% of total assets.

Generally, securities will be purchased or sold by the Fund on national securities exchanges and in the over-the-counter market. From time to time, securities may be purchased or sold in private transactions, including securities that are not publicly traded or that are otherwise illiquid. Clough does not expect such investments to comprise more than 10% of the Fund's total assets (determined at the time the investment is made).

Clough may invest the Fund's cash balances in any investments it deems appropriate, including, without limitation and as permitted under the 1940 Act, money market funds, repurchase agreements, U.S. Treasury, U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments is ordinarily reinvested by the Fund in accordance with its investment program. Many of the considerations entering into Clough's recommendations and the portfolio managers' decisions are subjective.

The Fund's portfolio will be actively managed and securities may be bought or sold on a daily basis. Investments may be added to the portfolio if they satisfy value-based criteria or contribute to the portfolio's risk profile. Investments may be removed from the portfolio if Clough believes that their market value exceeds full value, they add inefficient risk or the initial investment thesis fails.

PORTFOLIO INVESTMENTS

Common Stocks

Common stock represents an equity ownership interest in an issuer. The Fund will have substantial exposure to common stocks. Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the prices of common stocks to which the Fund has exposure. Common stock prices fluctuate for many reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuer occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

Small and Medium Cap Companies

The Fund may invest in securities of small capitalization companies, currently considered by Clough to mean companies with market capitalization at or below $1 billion. It may also invest in medium capitalization companies, currently considered by Clough to mean companies with market capitalization of between $1 billion and $5 billion.

Preferred Stocks

Preferred stock, like common stock, represents an equity ownership in an issuer. Generally, preferred stock has a priority of claim over common stock in dividend payments and upon liquidation of the issuer. Unlike common stock, preferred stock does not usually have voting rights. Preferred stock in some instances is convertible into common stock.

Although they are equity securities, preferred stocks have certain characteristics of both debt and common stock. They are debt-like in that their promised income is contractually fixed. They are common stock-like in that they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Furthermore, they have many of the key characteristics of equity due to their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

In order to be payable, dividends on preferred stock must be declared by the issuer's board of directors or trustees. In addition, distributions on preferred stock may be subject to deferral and thus may not be automatically payable. Income payments on some preferred stocks are cumulative, causing dividends and distributions to accrue even if not declared by the board of directors or trustees or otherwise made payable. Other preferred stocks are non-cumulative, meaning that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. The Fund may invest in non- cumulative preferred stock, although Clough would consider, among other factors, their non-cumulative nature in making any decision to purchase or sell such securities.

Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market values of preferred stock may be affected by favorable and unfavorable changes impacting the issuers' industries or sectors. They may also be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates.

Because the claim on an issuer's earnings represented by preferred stock may become onerous when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate environments in particular, the Fund's holdings of higher dividend-paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.

Restricted and Illiquid Securities

Although the Fund will invest primarily in publicly traded securities, it may invest a portion of its assets (generally, no more than 15% of its value) in restricted securities and other investments which are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional markets for unregistered securities and the importance

Clough Global Equity Fund

SUMMARY OF UPDATED INFORMATION

October 31, 2023 (Continued) (Unaudited)

of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the Securities Act, which is designed to further facilitate efficient trading among eligible institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A, and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could have the effect of increasing the level of the Fund's illiquidity. The Fund has adopted procedures under which certain Rule 144A securities will not be deemed to be illiquid, if certain criteria are satisfied with respect to those securities and the market therefor. Foreign securities that can be freely sold in the markets in which they are principally traded are not considered by the Fund to be restricted. Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States. Repurchase agreements with maturities of more than seven days will be treated as illiquid.

Corporate Bonds, Government Debt Securities and Other Debt Securities

The Fund may invest in corporate bonds, debentures and other debt securities. Debt securities in which the Fund may invest may pay fixed or variable rates of interest. Bonds and other debt securities generally are issued by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain debt securities are "perpetual" in that they have no maturity date.

The Fund will invest in government debt securities, including those of emerging market issuers or of other non-U.S. issuers. These securities may be U.S. dollar-denominated on non-U.S. dollar-denominated and include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities; and (b) debt obligations of supranational entities. Government debt securities include: debt securities issued or guaranteed by governments, government agencies or instrumentalities and political subdivisions; debt securities issued by government owed, controlled or sponsored entities; interests in entities organized and operated for the purpose of restructuring the investment characteristics issued by the above-noted issuers; or debt securities issued by supranational entities such as the World Bank or the European Union. The Fund may also invest in securities denominated in currencies of emerging market countries. Emerging market debt securities generally are rated in the lower rating categories of recognized credit rating agencies or are unrated and considered to be of comparable quality to lower rated debt securities. A non-U.S. issuer of debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited resources in the event of a default. Some of these risks do not apply to issuers in large, more developed countries. These risks are more pronounced in investments in issuers in emerging markets or if the Fund invests significantly in one country.

The Fund will not invest more than 10% of its total assets in debt securities rated below investment grade (i.e., securities rated lower than Baa by Moody's Investors Service, Inc. ("Moody's") or lower than BBB by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P")), or their equivalent as determined by Clough. These securities are commonly referred to as "junk bonds." The foregoing credit quality policy applies only at the time a security is purchased, and the Fund is not required to dispose of securities already owned by the Fund in the event of a change in assessment of credit quality or the removal of a rating.

Exchange Traded Funds

The Fund may invest in ETFs, which are investment companies that typically aim to track or replicate a desired index, such as a sector, market or global segment. Such ETFs are passively managed and their shares are traded on a national exchange or the National Association of Securities Dealers' Automatic Quotation System ("NASDAQ"). Certain ETFs are actively managed by a portfolio manager or management team that makes investment decisions without seeking to replicate the performance of a reference index. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as "creation units." The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF's investment objective will be achieved. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF's expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund's own operations.

Foreign Securities

Under normal circumstances, the Fund intends to invest a portion of its assets in securities of issuers located in at least three countries (in addition to the United States). The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. As an alternative to holding foreign-traded securities, the Fund may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the- counter market (including depositary receipts as described below, which evidence ownership in underlying foreign securities, and ETFs as described above).

Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets is less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self- sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.

The Fund may purchase ADRs, EDRs and GDRs, which are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country. ADRs, EDRs

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and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid.

Real Estate Investment Trusts (REITs)

REITs are companies that own and manage real estate, including apartment buildings, offices, shopping centers, industrial buildings, and hotels. By investing in REITs, the Fund may gain exposure to the real estate market with greater liquidity and diversification than through direct ownership of property, which can be costly and require ongoing management and maintenance, and which can be difficult to convert into cash when needed. The Fund does not expect to invest a significant portion of its assets in REITs but does not have any investment restrictions with respect to such investments.

Warrants

The Fund may invest in equity and index warrants of domestic and international issuers. Equity warrants are securities that give the holder the right, but not the obligation, to subscribe for equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

Convertible Securities and Bonds with Warrants Attached

The Fund may invest in preferred stocks and fixed-income obligations that are convertible into common stocks of domestic and foreign issuers, and bonds issued as a unit with warrants to purchase equity or fixed income securities. Convertible securities in which the Fund may invest, comprised of both convertible debt and convertible preferred stock, may be converted at either a stated price or at a stated rate into underlying shares of common stock. Because of this feature, convertible securities generally enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities often provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds, and, in addition, fluctuates in relation to the underlying common stock.

Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds may also be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at a favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

INVESTMENT TECHNIQUES

The Fund may, but is under no obligation to, from time to time employ a variety of investment techniques, including those described below, to hedge against fluctuations in the price of portfolio securities, to enhance total return or to provide a substitute for the purchase or sale of securities. Some of these techniques, such as purchases of put and call options, options on stock indices and stock index futures and entry into certain credit derivative transactions and short sales, may be used as hedges against or substitutes for investments in equity securities. Other techniques such as the purchase of interest rate futures and entry into transactions involving interest rate swaps, options on interest rate swaps and certain credit derivatives are hedges against or substitutes for investments in debt securities. The Fund's ability to utilize any of the techniques described below may be limited by restrictions imposed on its operations in connection with obtaining and maintaining its qualification as a regulated investment company under the Code. Additionally, other factors (such as cost) may make it impractical or undesirable to use any of these investment techniques from time to time.

Options on Securities

In order to hedge against adverse market shifts, the Fund may utilize up to 12% of its total assets (in addition to the 12% limit applicable to options on stock indices described below) to purchase put and call options on securities. The Fund also may invest in call options, both on specific equity securities, as well as securities representing exposure to equity sectors or indices and fixed income indices, including options on indices and exchange traded funds (“ETFs”). In addition, the Fund may seek to increase its income or may hedge a portion of its portfolio investments through writing (i.e., selling) covered put and call options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying security or its equivalent covered by the option or its equivalent from the writer of the option at the stated exercise price. Under interpretations of the Securities and Exchange Commission currently in effect, which may change from time to time, a "covered" call option means that so long as the Fund is obligated as the writer of the option, it will own (1) the underlying instruments subject to the option, (2) instruments convertible or exchangeable into the instruments subject to the option or (3) a call option on the relevant instruments with an exercise price no higher than the exercise price on the call option written.

Similarly, the Securities and Exchange Commission currently requires that, to “cover” or support its obligation to purchase the underlying instruments if a put option is written by the Fund, the Fund must (1) deposit with its custodian in a segregated account liquid securities having a value at least equal to the exercise price of the underlying securities, (2) continue to own an equivalent number of puts of the same "series" (that is, puts on the same underlying security having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same "class" (that is, puts on the same underlying security) with exercise prices greater than those it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account) or (3) sell short the securities underlying the put option at the same or a higher price than the exercise price on the put option written.

The Fund will receive a premium when it writes put and call options, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as the writer of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the security's market value at the time of the option exercise over the Fund's acquisition

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cost of the security, less the sum of the premium received for writing the option and the difference, if any, between the call price paid to the Fund and the Fund's acquisition cost of the security. Thus, in some periods the Fund might receive less total return and in other periods greater total return from its hedged positions than it would have received from leaving its underlying securities unhedged.

The Fund may purchase and write options on securities that are listed on national securities exchanges or are traded over the counter, although it expects, under normal circumstances, to effect such transactions on national securities exchanges.

As a holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the securities underlying the option, in each case at their exercise price at any time prior to the option's expiration date. The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing sale transactions. In entering into a closing sale transaction, the Fund would sell an option of the same series as the one it has purchased. The ability of the Fund to enter into a closing sale transaction with respect to options purchased and to enter into a closing purchase transaction with respect to options sold depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires. The Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

In purchasing a put option, the Fund will seek to benefit from a decline in the market price of the underlying security, while in purchasing a call option, the Fund will seek to benefit from an increase in the market price of the underlying security. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the option will expire worthless. For the purchase of an option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs. Because option premiums paid by the Fund are small in relation to the market value of the instruments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause the Fund's net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

Options on Stock Indices

The Fund may utilize up to 12% of its total assets (in addition to the 12% limit applicable to options on securities) to purchase put and call options on domestic stock indices to hedge against risks of market-wide price movements affecting its assets. The Fund also may invest in call options, both on specific equity securities, as well as securities representing exposure to equity sectors or indices and fixed income indices, including options on indices and exchange traded funds (“ETFs”). In addition, the Fund may write covered put and call options on stock indices. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index. Options on stock indices are similar to options on securities. Because no underlying security can be delivered, however, the option represents the holder's right to obtain from the writer, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. The advisability of using stock index options to hedge against the risk of market-wide movements will depend on the extent of diversification of the Fund's investments and the sensitivity of its investments to factors influencing the underlying index. The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the Fund's securities investments correlate with price movements in the stock index selected. In addition, successful use by the Fund of options on stock indices will be subject to the ability of Clough to predict correctly changes in the relationship of the underlying index to the Fund's portfolio holdings. No assurance can be given that Clough's judgment in this respect will be correct.

When the Fund writes an option on a stock index, it will establish a segregated account with its custodian in which the Fund will deposit liquid securities in an amount equal to the market value of the option, and will maintain the account while the option is open.

Short Sales

The Fund intends to attempt to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities that Clough believes possess volatility characteristics similar to those being hedged. In addition, the Fund intends to use short sales for non-hedging purposes to pursue its investment objective. Subject to the requirements of the 1940 Act and the Code, the Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Fund exceeds 30% of the value of its total assets.

A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is unlimited.

The Fund may also sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. The Fund expects normally to close its short sales against-the-box by delivering newly acquired stock.

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Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. Short-selling exposes the Fund to unlimited risk with respect to that security due to the lack of an upper limit on the price to which an instrument can rise. Although the Fund reserves the right to utilize short sales, and currently intends to utilize short sales, Clough is under no obligation to utilize short sales at all.

Futures Contracts and Options on Futures Contracts

The Fund may enter into interest rate and stock index futures contracts and may purchase and sell put and call options on such futures contracts. The Fund will enter into such transactions for hedging and other appropriate risk-management purposes or to increase return, in accordance with the rules and regulations of the Commodity Futures Trading Commission ("CFTC") and the Securities and Exchange Commission.

An interest rate futures contract is a standardized contract for the future delivery of a specified security (such as a U.S. Treasury Bond or U.S. Treasury Note) or its equivalent at a future date at a price set at the time of the contract. A stock index futures contract is an agreement to take or make delivery of an amount of cash equal to the difference between the value of the index at the beginning and at the end of the contract period. The Fund may only enter into futures contracts traded on regulated commodity exchanges.

Parties to a futures contract must make "initial margin" deposits to secure performance of the contract. There are also requirements to make "variation margin" deposits from time to time as the value of the futures contract fluctuates. Clough has claimed an exclusion from the definition of commodity pool operator under the Commodity Exchange Act ("CEA") and, therefore, Clough will not be subject to registration or regulation as a commodity pool operator under the CEA. The Fund reserves the right to engage in transactions involving futures and options thereon and in accordance with the Fund's policies. In addition, certain provisions of the Code may limit the extent to which the Fund may enter into futures contracts or engage in options transactions.

Pursuant to the views of the Securities and Exchange Commission currently in effect, which may change from time to time, with respect to futures contracts to purchase securities or stock indices, call options on futures contracts purchased by the Fund and put options on futures contracts written by the Fund, the Fund will set aside in a segregated account liquid securities with a value at least equal to the value of instruments underlying such futures contracts less the amount of initial margin on deposit for such contracts. The current view of the staff of the Securities and Exchange Commission is that the Fund's long and short positions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or certain liquid assets held in a segregated account or "covered" in a manner similar to that described below for covered options on securities. However, even if "covered," these instruments could have the effect of leveraging the Fund's portfolio.

The Fund may either accept or make delivery of cash or the underlying instrument specified at the expiration of an interest rate futures contract or cash at the expiration of a stock index futures contract or, prior to expiration, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to futures contracts are effected on the exchange on which the contract was entered into (or a linked exchange).

The Fund may purchase and write put and call options on interest rate futures contracts and stock index futures contracts in order to hedge all or a portion of its investments and may enter into closing purchase transactions with respect to options written by the Fund in order to terminate existing positions. There is no guarantee that such closing transactions can be effected at any particular time or at all. In addition, daily limits on price fluctuations on exchanges on which the Fund conducts its futures and options transactions may prevent the prompt liquidation of positions at the optimal time, thus subjecting the Fund to the potential of greater losses.

An option on an interest rate futures contract or stock index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser of the option the right, in return for the premium paid, to assume a position in a stock index futures contract or interest rate futures contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs).

With respect to options purchased by the Fund, there are no daily cash payments made by the Fund to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

While the Fund may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Fund's portfolio holdings and futures contracts or options on futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Further, the Fund's use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to Clough's ability to predict correctly changes in interest rate relationships or other factors. No assurance can be given that Clough's judgment in this respect will be correct.

When-Issued and Delayed Delivery Transactions

New issues of preferred and debt securities may be offered on a when-issued or delayed delivery basis, which means that delivery and payment for the security normally take place within 45 days after the date of the commitment to purchase. The payment obligation and the dividends that will be received on the security are fixed at the time the buyer enters into the commitment. The Fund will make commitments to purchase securities on a when-issued or delayed delivery basis only with the intention of acquiring the securities, but may sell these securities before the settlement date if Clough deems it advisable. No additional when-issued or delayed delivery commitments will be made if more than 20% of the Fund's total assets would be so committed. Securities purchased on a when-issued or delayed delivery basis may be subject to changes in value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased or sold on a when-issued or delayed delivery basis may expose the Fund to risk because they may experience these fluctuations prior to their actual delivery. The Fund will not accrue income with respect to a debt security it has purchased on a when-issued or delayed delivery basis prior to its stated delivery date but will accrue income on a delayed delivery security it has sold. Purchasing or selling securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. A segregated account of the Fund consisting of liquid securities equal at all times to the amount of the Fund's when-issued and delayed delivery purchase commitments will be established and maintained with the Fund's custodian. Placing securities rather than cash in the segregated

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account may have a leveraging effect on the Fund's net asset value per share; that is, to the extent that the Fund remains substantially fully invested in securities at the same time that it has committed to purchase securities on a when-issued or delayed delivery basis, greater fluctuations in its net asset value per share may occur than if it has set aside cash to satisfy its purchase commitments.

Interest Rate Swaps and Options Thereon (“Swaptions”)

The Fund may enter into interest rate swap agreements and may purchase and sell put and call options on such swap agreements, commonly referred to as swaptions. The Fund will enter into such transactions for hedging some or all of its interest rate exposure in its holdings of preferred securities and debt securities. Interest rate swap agreements and swaptions are highly specialized investments and are not traded on or regulated by any securities exchange or regulated by the CFTC or the Securities and Exchange Commission.

An interest rate swap is an agreement between two parties where one party agrees to pay a contractually stated fixed income stream, usually denoted as a fixed percentage of an underlying "notional" amount, in exchange for receiving a variable income stream, usually based on the London Interbank Offered Rate (LIBOR), and denoted as a percentage of the underlying notional amount. From the perspective of a fixed rate payer, if interest rates rise, the payer will expect a rising level of income since the payer is a receiver of floating rate income. This would cause the value of the swap contract to rise in value, from the payer's perspective, because the discounted present value of its obligatory payment stream is diminished at higher interest rates, all at the same time it is receiving higher income. Alternatively, if interest rates fall, the reverse occurs and it simultaneously faces the prospects of both a diminished floating rate income stream and a higher discounted present value of his fixed rate payment obligation. These value changes all work in reverse from the perspective of a fixed rate receiver.

A swaption is an agreement between two parties where one party purchases the right from the other party to enter into an interest rate swap at a specified date and for a specified "fixed rate" yield (or "exercise" yield). In a pay-fixed swaption, the holder of the swaption has the right to enter into an interest rate swap as a payer of fixed rate and receiver of variable rate, while the writer of the swaption has the obligation to enter into the other side of the interest rate swap. In a received-fixed swaption, the holder of the swaption has the right to enter into an interest rate swap as a receiver of fixed rate and a payer of variable rate, while the writer of the swaption has the obligation to enter into the opposite side of the interest rate swap.

A pay-fixed swaption is analogous to a put option on Treasury securities in that it rises in value as interest rate swap yields rise. A receive- fixed swaption is analogous to a call option on Treasury securities in that it rises in value as interest rate swap yields decline. As with other options on securities, indices, or futures contracts, the price of any swaption will reflect both an intrinsic value component, which may be zero, and a time premium component. The intrinsic value component represents what the value of the swaption would be if it were immediately exercisable into the underlying interest rate swap. The intrinsic value component measures the degree to which an option is in- the-money, if at all. The time premium represents the difference between the actual price of the swaption and the intrinsic value.

It is customary market practice for swaptions to be "cash settled" rather than an actual position in an interest rate swap being established at the time of swaption expiration. For reasons set forth more fully below, Clough expects to enter strictly into cash settled swaptions (i.e., where the exercise value of the swaption is determined by reference to the market for interest rate swaps then prevailing).

Credit Derivatives

The Fund may enter into credit derivative transactions, either to hedge credit exposure or to gain exposure to an issuer or group of issuers more economically than can be achieved by investing directly in preferred or debt securities. Credit derivatives fall into two broad categories: credit default swaps and market spread swaps, both of which can reference either a single issuer or obligor or a portfolio of preferred and/or debt securities. In a credit default swap, which is the most common form of credit derivative, the purchaser of credit protection makes a periodic payment to the seller (swap counterparty) in exchange for a payment by the seller should a referenced security or loan, or a specified portion of a portfolio of such instruments, default during the life of the swap agreement. If there were a default event as specified in the swap agreement, the buyer either (i) would receive from the seller the difference between the par (or other agreed-upon) value of the referenced instrument(s) and the then-current market value of the instrument(s) or (ii) have the right to make delivery of the reference instrument to the counterparty. If there were no default, the buyer of credit protection would have spent the stream of payments and received no benefit from the contract. Market spread swaps are based on relative changes in market rates, such as the yield spread between a preferred security and a benchmark Treasury security, rather than default events.

In a market spread swap, two counterparties agree to exchange payments at future dates based on the spread between a reference security (or index) and a benchmark security (or index). The buyer (fixed-spread payer) would receive from the seller (fixed-spread receiver) the difference between the market rate and the reference rate at each payment date, if the market rate were above the reference rate. If the market rate were below the reference rate, then the buyer would pay to the seller the difference between the reference rate and the market rate. The Fund may utilize market spread swaps to "lock in" the yield (or price) of a security or index without having to purchase the reference security or index. Market spread swaps may also be used to mitigate the risk associated with a widening of the spread between the yield or price of a security in the Fund's portfolio relative to a benchmark Treasury security. Market spread options, which are analogous to swaptions, give the buyer the right but not the obligation to buy (in the case of a call) or sell (in the case of a put) the referenced market spread at a fixed price from the seller. Similarly, the seller of a market spread option has the obligation to sell (in the case of a call) or buy (in the case of a put) the referenced market spread at a fixed price from the buyer. Credit derivatives are highly specialized investments and are not traded on or regulated by any securities exchange or regulated by the CFTC or the Securities and Exchange Commission.

Interest Rate Swaps, Swaptions and Credit Derivatives (General)

The pricing and valuation terms of interest rate swaps, swaptions and credit derivatives are not standardized and there is no clearinghouse whereby a party to any such derivative agreement can enter into an offsetting position to close out a contract. Interest rate swaps, swaptions and credit derivatives are usually (1) between an institutional investor and a broker-dealer firm or bank or (2) between institutional investors. In addition, substantially all swaps are entered into subject to the standards set forth by the International Swaps and Derivatives Association ("ISDA"). ISDA represents participants in the privately negotiated derivatives industry, helps formulate the investment industry's position on regulatory and legislative issues, develops international contractual standards and offers arbitration on disputes concerning market practice.

Under the rating agency guidelines that would likely be imposed in connection with any issuance of preferred shares by the Fund, it is expected that the Fund would be authorized to enter into swaptions and to purchase credit default swaps without limitation but would be subject to limitation on entering into interest rate

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swap agreements or selling credit protection. Certain rating agency guidelines may be changed from time to time and it is expected that those relating to interest rate swaps, swaptions and credit derivatives would be able to be revised by the Board of Trustees, without shareholder vote of the Common Shares or the Fund's preferred shares, so long as the relevant rating agency(ies) has given written notice that such revisions would not adversely affect the rating of the Fund's preferred shares then in effect.

The Board of Trustees has currently limited the Fund's use of interest rate and credit swaps and swaptions as follows: (1) swaps and swaptions must be U.S. dollar-denominated and used for hedging purposes only; (2) no more than 5% of the Fund's total assets, at the time of purchase, may be invested in time premiums paid for swaptions; (3) swaps and swaptions must conform to the standards of the ISDA Master Agreement; and (4) the counterparty must be a bank or broker-dealer firm regulated under the laws of the United States that (a) is on a list approved by the Board of Trustees, (b) has capital of at least $100 million and (c) is rated investment grade by both Moody's and S&P. These criteria can be modified by the Board of Trustees at any time in its discretion.

The market value of the Fund's investments in credit derivatives and/or premiums paid therefor as a buyer of credit protection will not exceed 12% of the Fund's total assets and the notional value of the credit exposure to which the Fund is subject when it sells credit derivatives will not exceed 33 1/3% of the Fund's total assets. The Fund has no other investment restrictions with respect to credit derivatives.

Clough expects that the Fund will be subject to the initial and subsequent mark-to-market collateral requirements that are standard among ISDA participants. These requirements help insure that the party who is a net obligor at current market value has pledged for safekeeping, to the counterparty or its agent, sufficient collateral to cover any losses should the obligor become incapable, for whatever reason, of fulfilling its commitments under the swap or swaption agreements. This is analogous, in many respects, to the collateral requirements in place on regular futures and options exchanges. The Fund will be responsible for monitoring the market value of all derivative transactions to ensure that they are properly collateralized.

If Clough determines it is advisable for the Fund to enter into such transactions, the Fund will institute procedures for valuing interest rate swap, swaption, or credit derivative positions to which it is party. Interest rate swaps, swaptions, and credit derivatives will be valued by the counterparty to the swap or swaption in question. Such valuation will then be compared with the valuation provided by a broker-dealer or bank that is not a party to the contract. In the event of material discrepancies, the Fund has procedures in place for valuing the swap or swaption, subject to the direction of the Board of Trustees, which include reference to third-party information services, such as Bloomberg, and a comparison with Clough's valuation models. The use of interest rate swaps, swaptions and credit derivatives, as the foregoing discussion suggests, is subject to risks and complexities beyond what might be encountered in standardized, exchange traded options and futures contracts. Such risks include operational risk, valuation risk, credit risk and /or counterparty risk (i.e., the risk that the counterparty cannot or will not perform its obligations under the agreement). In addition, at the time the interest rate swap, swaption or credit derivative reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund.

While the Fund may utilize interest rate swaps, swaptions, and credit derivatives for hedging purposes or to enhance total return, their use might result in poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell or pledge a portion of its underlying portfolio of securities in order to meet daily mark-to-market collateralization requirements at a time when it might be disadvantageous to do so.

There may be an imperfect correlation between the Fund's portfolio holdings and swaps, swaptions or credit derivatives entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Further, the Fund's use of swaps, swaptions and credit derivatives to reduce risk involves costs and will be subject to Clough's ability to predict correctly changes in interest rate relationships, volatility, credit quality or other factors. No assurance can be given that Clough's judgment in this respect will be correct.

Temporary Investments

From time to time, as Clough deems warranted based on market conditions, the Fund may invest temporarily in cash, money market securities, money market mutual funds or cash equivalents, which may be inconsistent with the Fund's investment objective. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. government obligations.

Portfolio Turnover

Although the Fund cannot accurately predict its portfolio turnover rate, it is likely to exceed 100% (excluding turnover of securities having a maturity of one year or less). A high turnover rate (100% or more) necessarily involves greater expenses to the Fund and may result in realization of net short-term capital gains.

Foreign Currency Transactions

The value of foreign assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions. Currency futures contracts are exchange-traded and change in value to reflect movements of a currency or a basket of currencies. Settlement must be made in a designated currency.

Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. Such contracts may be used when a security denominated in a foreign currency is purchased or sold, or when the Fund anticipates receipt in a foreign currency of dividend or interest payments on such a security. A forward contract can then "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. Additionally, when Clough believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held that are denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. In addition, it may not be possible to hedge against long-term currency changes. The Fund may engage in cross-hedging by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency if Clough determines that there is an established historical pattern of correlation between the two currencies (or the basket of currencies and the underlying currency). Use of a different foreign currency magnifies exposure to foreign currency exchange rate fluctuations. The Fund may use forward contracts

Clough Global Equity Fund

SUMMARY OF UPDATED INFORMATION

October 31, 2023 (Continued) (Unaudited)

to shift exposure to foreign currency exchange rate changes from one currency to another. Short-term hedging provides a means of fixing the dollar value of only a portion of portfolio assets.

Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an over-the-counter trading environment, there are no daily price fluctuation limits. There may be no liquid secondary market to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. There is also the risk of default by, or the bankruptcy of, the financial institution serving as a counterparty.

Illiquid Securities

The Fund may invest in securities for which there is no readily available trading market or which are otherwise illiquid. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the Securities Act and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(2) and Rule 144A securities may, however, be treated as liquid by Clough pursuant to procedures adopted by the Board of Trustees, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Fund invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

It may be difficult to sell such securities at a price representing their fair value until such time as such securities may be sold publicly. Where registration is required, a considerable period may elapse between a decision to sell the securities and the time when it would be permitted to sell. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

Repurchase Agreements

A repurchase agreement exists where the Fund sells a security (typically U.S. government securities) to a party for cash and agrees to buy the same security back on a specific date (typically the next business day) from the same party for cash. Repurchase agreements carry several risks. For instance, the Fund could incur a loss if the value of the security sold has increased more than the value of the cash and collateral held. In addition, the other party to the agreement may default, in which case the Fund would not re-acquire possession of the security and suffer full value loss (or incur costs when attempting to purchase a similar security from another party). Also, in a bankruptcy proceeding involving the other party, a court may determine that the security does not belong to the Fund and order that the security be used to pay off the debts of the bankrupt. The Fund will reduce the risk by requiring the other party to put up collateral, whose value is checked and reset daily. The Fund also intends only to deal with parties that appear to have the resources and the financial strength to live up to the terms of the agreement. Repurchase agreements are limited to 50% of the Fund's assets. Cash held for securities sold by the Fund are not included in the Fund's assets when making this calculation.

USE OF LEVERAGE

The Fund uses leverage through the issuance of preferred shares and/or through borrowings, including the issuance of debt securities. The Fund may use leverage of up to 33% of its total assets (including the amount obtained from leverage). The Fund generally will not use leverage if Clough anticipates that it would result in a lower return to Common Shareholders for any significant amount of time. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions, which otherwise might require untimely dispositions of Fund securities.

Changes in the value of the Fund’s portfolio (including investments bought with the proceeds of the preferred shares offering or borrowing program) will be borne entirely by the Common Shareholders. If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, the leverage will decrease (or increase) the net asset value per share to a greater extent than if the Fund were not leveraged. During periods in which the Fund is using leverage, the fees paid to Clough for investment advisory services and to ALPS for administrative services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s total assets, including proceeds from borrowings and the issuance of preferred shares, which may create an incentive to leverage the Fund. The Fund’s issuance of preferred shares may alter the voting power of Common Shareholders.

Capital raised through leverage will be subject to dividend or interest payments, which may exceed the income and appreciation on the assets purchased. The issuance of preferred shares or entering into a borrowing program involves expenses and other costs and may limit the Fund’s freedom to pay dividends on Common Shares or to engage in other activities. The issuance of a class of preferred shares or incurrence of borrowings having priority over the Fund’s Common Shares creates an opportunity for greater return per Common Share, but at the same time such leveraging is a speculative technique in that it will increase the Fund’s exposure to capital risk. Unless the income and appreciation, if any, on assets acquired with leverage proceeds exceed the associated costs of such preferred shares or borrowings (and other Fund expenses), the use of leverage will diminish the investment performance of the Fund’s Common Shares compared with what it would have been without leverage.

The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies that may issue ratings for any preferred shares issued by the Fund and by borrowing program covenants. These guidelines and covenants may impose asset coverage or Fund composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will significantly impede Clough from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the total asset value of the Fund’s portfolio is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund’s total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the net asset value of the Fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of such liquidation value. If preferred shares are issued, the Fund intends, to the extent possible, to purchase or redeem preferred shares, from time to time, to maintain coverage of any preferred shares of at least 200%. Though the Fund may issue preferred shares amounting to 50% leverage, it does not intend to exceed 33% leverage, at which point there will be an asset coverage of 303%. Initially, holders of the Common Shares will elect each of the eight Trustees of the Fund. If the Fund issues preferred shares, the holders of the preferred shares will elect two of the Trustees of the Fund. In the event the Fund failed to pay dividends on its preferred shares for two years, preferred shareholders would be entitled to elect a majority of the Trustees until the dividends are paid.

Clough Global Equity Fund

SUMMARY OF UPDATED INFORMATION

October 31, 2023 (Continued) (Unaudited)

To qualify for federal income taxation as a “regulated investment company,” the Fund must distribute in each taxable year at least 90% of its net investment income (including net interest income and net short-term gain). The Fund also will be required to distribute annually substantially all of its income and capital gain, if any, to avoid imposition of a nondeductible 4% federal excise tax.

The Fund’s willingness to issue new securities for investment purposes, and the amount the Fund will issue, will depend on many factors, the most important of which are market conditions and interest rates. Successful use of a leveraging strategy may depend on Clough’s ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.

For the period from November 1, 2022 to October 31, 2023, the average amount borrowed under the Credit Agreement was $74,015,579, at an average rate of 5.65%. As of October 31, 2023, the amount of outstanding borrowings was $29,000,000, the interest rate was 6.12% and the amount of pledged collateral was $118,083,546. Additional information on senior securities of the Fund may be found in the Financial Highlights section of the Prospectus.

The following table is designed to illustrate the effect on the return to a holder of the Fund’s Common Shares of leverage in the amount of approximately 17% of the Fund’s total assets, assuming hypothetical annual returns of the Fund’s portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to Common Shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The below table assumes the annual leverage and fee rate of 6.12%.

Assumed Portfolio Total Return (Net of Expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Common Share Total Return	(19.01)%	(10.01)%	(1.02)%	7.98%	16.97%

In addition to the credit facility, the Fund may use a variety of additional strategies that would be viewed as potentially adding leverage to the portfolio. These include the sale of credit default swap contracts and the use of other derivative instruments, reverse repurchase agreements and the issuance of preferred shares. By adding additional leverage, these strategies have the potential to increase returns to Common Shareholders, but also involve additional risks. Additional leverage will increase the volatility of the Fund’s investment portfolio and could result in larger losses than if the strategies were not used. However, to the extent that the Fund enters into offsetting transactions or owns positions covering its obligations, the leveraging effect is expected to be minimized or eliminated.

During the time in which the Fund is utilizing leverage, the fees paid to Clough and the Administrator for services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund’s total assets. Only the Fund’s holders of Common Shares bear the cost of the Fund’s fees and expenses.

Senior Securities

The following table sets forth certain information regarding the Fund’s senior securities as of the end of each of the Fund’s prior ten fiscal years. The Fund’s senior securities during this time period are comprised of outstanding indebtedness, which constitutes a “senior security” as defined in the 1940 Act. Senior Securities Representing Indebtedness.

Fiscal Period Ended	Principal Amount Outstanding (000s)(a)	Asset Coverage(b)
October 31, 2023	$29,000	5,190
October 31, 2022	$110,000	2,344
October 31, 2021	$131,500	3,034
October 31, 2020	$92,000	2,843
October 31, 2019	$84,500	3,028
October 31, 2018	$85,000	2,757
October 31, 2017	$113,000	3,264
October 31, 2016	$113,000	2,984
October 31, 2015	$156,000	2,709
October 31, 2014	$156,000	2,961

(a)	Principal amount outstanding represents the amount owed by the Fund to lenders under credit facility arrangements in place at the time.

(b)	Asset coverage per $1,000 of debt is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding, and multiplying the result by 1,000.

Price Range of Common Shares

The common shares are listed on the NYSE American under the symbol “GLQ” and began trading on the NYSE American on July 30, 2004. The average daily trading volume of the common shares on the NYSE American during the period from November 1, 2022 through October 31, 2023 was 96,595 common shares. Shares of closed-end investment companies often trade on an exchange at prices lower than net asset value. The Fund’s common shares have traded generally at a discount since inception. The following table shows, for each fiscal quarter since the quarter ended January 31, 2022: (i) the high and low closing sale prices per common share, as reported on the NYSE American; (ii) the corresponding net asset values per common share; and (iii) the percentage by which the common shares traded at a premium over, or discount from, the net asset values per common share at those high and low closing prices. The Fund’s net asset value per common share is determined on a daily basis.

Clough Global Equity Fund

SUMMARY OF UPDATED INFORMATION

October 31, 2023 (Continued) (Unaudited)

		Market Price		Net Asset Value at		Market Premium/(Discount) to Net Asset Value at
Fiscal Quarter Ended		High	Low	High	Low	High	Low
2023	October 31	$6.33	$5.13	$7.49	$6.36	(15.49)%	(19.34)%
	July 31	$6.45	$5.73	$7.51	$6.98	(14.11)%	(17.91)%
	April 30	$6.42	$5.76	$7.33	$6.97	(12.41)%	(17.36)%
	January 31	$7.61	$6.21	$7.84	$7.12	(2.93)%	(12.78)%
2022	October 31	$9.75	$6.64	$9.16	$7.52	6.44%	(11.70)%
	July 31	$10.39	$8.31	$10.45	$8.72	(0.57)%	(4.70)%
	April 30	$12.63	$10.18	$12.44	$10.45	1.53%	(2.58)%
	January 31	$15.81	$11.66	$15.77	$11.61	0.25%	0.39%

RISKS

Investing in the Fund involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks before investing in the Fund.

Investment and Market Risk

An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Common Shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Key Adviser Personnel Risk

The Fund’s ability to identify and invest in attractive opportunities is dependent upon Clough, its investment adviser. If one or more of the key individuals leaves Clough, Clough may not be able to hire qualified replacements at all, or may require an extended time to do so. This could prevent the Fund from achieving its investment objective.

Issuer Risk

The value of an issuer’s securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Sector Risk

From time to time, based on market or economic conditions, the Fund may have larger investment positions in one or more sectors of the market. To the extent the Fund invests more heavily in one sector, industry, or sub-sector of the market, its performance may be more sensitive to developments that significantly affect those sectors, industries, or sub-sectors. An individual sector, industry, or sub-sector of the market may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. The Fund’s performance could also be affected if the sectors, industries, or sub-sectors do not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance.

Foreign Securities Risk

The Fund’s investments in securities of foreign issuers are subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, social, political and economic instability, differences in securities regulation and trading, expropriation or nationalization of assets, and foreign taxation issues. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of the Fund’s securities. It may also be more difficult to obtain and enforce a judgment against a foreign issuer. To the extent the Fund focuses its investments in a particular country or in countries within a particular geographic region, economic, political, regulatory and other conditions affecting such country or region may have a greater impact on the Fund than on more geographically diversified funds. Any foreign investments made by the Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments. The Fund will not invest more than 33% of its assets, at the time of acquisition, in securities (including equity and fixed income securities) of governments and companies in emerging markets, but has no other investment restrictions with respect to investing in foreign issuers.

Emerging Markets Risk

Investing in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of foreign issuers to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; and (iii) certain national policies which may restrict the Fund’s investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

REIT Risk

If the Fund invests in REITs, such investment will subject the Fund to various risks. The first, real estate industry risk, is the risk that the REIT share prices will decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. The second, investment style risk, is the risk that returns from REITs, which typically are small or medium capitalization stocks, will trail returns from the overall stock market. The third, interest rate risk, is the risk that changes in interest rates may hurt real estate values or make REIT shares less attractive than other income producing investments.

Clough Global Equity Fund

SUMMARY OF UPDATED INFORMATION

October 31, 2023 (Continued) (Unaudited)

Qualification as a REIT in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that the entities in which the Fund invests with the expectation that they will be taxed as a REIT will qualify as a REIT. An entity that fails to qualify as a REIT, would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity. If the Fund were to invest in an entity that failed to qualify as a REIT, such failure could drastically reduce the Fund’s yield on that investment.

The Fund does not expect to invest a significant portion of its assets in REITs but does not have any investment restrictions with respect to such investments.

Income Risk

The income Common Shareholders receive from the Fund is based primarily on the dividends and interest it earns from its investments, which can vary widely over the short and long term. If prevailing market interest rates drop, distribution rates of the Fund’s preferred stock holdings and any bond holdings and Common Shareholder’s income from the Fund could drop as well. The Fund’s income also would likely be affected adversely when prevailing short-term interest rates increase and the Fund is utilizing leverage.

Non-Investment Grade Securities Risk

The Fund’s investments in preferred stocks and bonds of below investment grade quality (commonly referred to as “high yield” or “junk bonds”), if any, are predominantly speculative because of the credit risk of their issuers. While offering a greater potential opportunity for capital appreciation and higher yields, preferred stocks and bonds of below investment grade quality entail greater potential price volatility and may be less liquid than higher-rated securities. Issuers of below investment grade quality preferred stocks and bonds are more likely to default on their payments of dividends/interest and liquidation value/principal owed to the Fund, and such defaults will reduce the Fund’s net asset value and income distributions. The prices of these lower quality preferred stocks and bonds are more sensitive to negative developments than higher rated securities. Adverse business conditions, such as a decline in the issuer’s revenues or an economic downturn, generally lead to a higher non-payment rate. In addition, such a security may lose significant value before a default occurs as the market adjusts to expected higher non-payment rates. The Fund will not invest more than 10% of its total assets in securities rated below investment grade. The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of securities already owned by the Fund in the event of a change in assessment of credit quality or the removal of a rating.

Interest Rate Risk

Interest rate risk is the risk that preferred stocks paying fixed dividend rates and fixed-rate debt securities will decline in value because of changes in market interest rates. When interest rates rise the market value of such securities generally will fall. The Fund’s investment in preferred stocks and fixed-rate debt securities means that the net asset value and price of the Common Shares may decline if market interest rates rise. Interest rates are currently low relative to historic levels. During periods of declining interest rates, an issuer of preferred stock or fixed-rate debt securities may exercise its option to redeem or prepay securities prior to maturity, which could result in the Fund’s having to reinvest in lower yielding debt securities or other types of securities. This is known as call or prepayment risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected payments. This may lock in a below market yield, increase the security’s duration, and reduce the value of the security. This is known as extension risk. Investments in debt securities with longterm maturities may experience significant price declines if long-term interest rates increase. This is known as maturity risk. The value of the Fund’s common stock investments may also be influenced by changes in interest rates.

Hedging Strategy Risk

Certain of the investment techniques that the Fund may employ for hedging or, under certain circumstances, to increase income or total return will expose the Fund to risks. In addition to the hedging techniques described elsewhere (i.e., positions in Treasury Bond or Treasury Note futures contracts, use of options on these positions, positions in interest rate swaps, options thereon (“swaptions”), and credit derivatives), such investment techniques may include entering into interest rate and stock index futures contracts and options on interest rate and stock index futures contracts, purchasing and selling put and call options on securities and stock indices, purchasing and selling securities on a when-issued or delayed delivery basis, entering into repurchase agreements, lending portfolio securities and making short sales of securities “against the box.”

The Fund intends to comply with regulations of the Securities and Exchange Commission involving “covering” or segregating assets in connection with the Fund’s use of options and futures contracts.

There are economic costs of hedging reflected in the pricing of futures, swaps, options, and swaption contracts which can be significant, particularly when long-term interest rates are substantially above short-term interest rates, as is the case at present. The desirability of moderating these hedging costs will be a factor in Clough’s choice of hedging strategies, although costs will not be the exclusive consideration in selecting hedge instruments. In addition, the Fund may select individual investments based upon their potential for appreciation without regard to the effect on current income, in an attempt to mitigate the impact on the Fund’s assets of the expected normal cost of hedging.

There may be an imperfect correlation between changes in the value of the Fund’s portfolio holdings and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund’s success in using hedge instruments is subject to Clough’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings, and there can be no assurance that Clough’s judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings.

Credit Risk

Credit risk is the risk that an issuer of a preferred or debt security will become unable to meet its obligation to make dividend, interest and principal payments. In general, lower rated preferred or debt securities carry a greater degree of credit risk. If rating agencies lower their ratings of preferred or debt securities in the Fund’s portfolio, the value of those obligations could decline. In addition, the underlying revenue source for a preferred or debt security may be insufficient to pay dividends, interest or principal in a timely manner. Any default by an issuer of a preferred or debt security could have a negative impact on the Fund’s ability to pay dividends on Common Shares. Even if the issuer on may negatively affect its credit rating or presumed creditworthiness. These developments would adversely affect the market value of the issuer’s obligations or the value of credit derivatives if the Fund has sold credit protection.

Clough Global Equity Fund

SUMMARY OF UPDATED INFORMATION

October 31, 2023 (Continued) (Unaudited)

Derivatives Risk

Derivative transactions (such as futures contracts and options thereon, options, swaps and short sales) subject the Fund to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. The Fund also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. As a general matter, dividends received on hedged stock positions are characterized as ordinary income and are not eligible for favorable tax treatment. In addition, use of derivatives may give rise to short-term capital gains and other income that would not qualify for payments by the Fund of tax-advantaged dividends.

The Securities and Exchange Commission (SEC) recently adopted Rule 18f-4 under the Investment Company Act of 1940, as amended (1940 Act), which will regulate the use of derivatives for certain funds registered under the 1940 Act. Unless the Fund qualifies as a “limited derivatives user” as defined in Rule 18f-4, the rule would, among other things, require the Fund to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions. If the Fund qualifies as a limited derivatives user, Rule 18f-4 would require the Fund to have policies and procedures to manage its aggregate derivatives risk. These requirements could have an impact on the Fund, including a potential increase in cost to enter into derivatives transactions and may require the Fund to alter, perhaps materially, its use of derivatives.

Counterparty Risk

The Fund runs the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, a borrower of the Fund’s securities or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. In addition, to the extent that the Fund uses over-the-counter derivatives, and/or has significant exposure to a single counterparty, this risk will be particularly pronounced for the Fund.

Small and Medium Cap Company Risk

Compared to investment companies that focus only on large capitalization companies, the Fund’s share price may be more volatile because it also invests in small and medium capitalization companies. Compared to large companies, small and medium capitalization companies are more likely to have (i) more limited product lines or markets and less mature businesses, (ii) fewer capital resources, (iii) more limited management depth, and (iv) shorter operating histories. Further, compared to large cap stocks, the securities of small and medium capitalization companies are more likely to experience sharper swings in market values, be harder to sell at times and at prices that Clough believes appropriate, and offer greater potential for gains and losses.

Leverage Risk

Leverage creates risks for holders of the Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares. There is a risk that fluctuations in the dividend rates on any preferred shares may adversely affect the return to the the Common Shareholders. If the income from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return on the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders as dividends and other distributions will be reduced and may not satisfy the level dividend rate distribution policy set by the Board of Trustees. Clough in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it deems such action to be appropriate in the circumstances.

Liquidity Risk

Restricted securities and other illiquid investments of the Fund involve the risk that the securities will not be able to be sold at the time desired by Clough or at prices approximating the value at which the Fund is carrying the securities. Where registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists and other illiquid investments are valued at fair value as determined in accordance with procedures approved and periodically reviewed by the Trustees of the Fund.

Inflation Risk

Inflation risk is the risk that the purchasing power of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions thereon can decline. In addition, during any periods of rising inflation, dividend rates of preferred shares of the Fund would likely increase, which would tend to further reduce returns to Common Shareholders.

Market Price of Shares

The shares of closed-end management investment companies often trade at a discount from their net asset value, and the Fund’s Common Shares may likewise trade at a discount from net asset value. The trading price of the Fund’s Common Shares may be less than the public offering price. The returns earned by Common Shareholders who sell their Common Shares below net asset value will be reduced.

Management Risk

The Fund is subject to management risk because it is an actively managed portfolio. Clough and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Market Disruption and Geopolitical Risk

The ongoing U.S. military and related actions in Iraq and Afghanistan and events in the Middle East and Ukraine, as well as the continuing threat of terrorist attacks, could have significant adverse effects on the U.S. economy, the stock market and world economies and markets. The Fund cannot predict the effects of similar events in the future on the U.S. economy and securities markets. These military actions and related events, including the conflicts in the Middle East, have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Similar disruptions of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Common Shares.

Clough Global Equity Fund

SUMMARY OF UPDATED INFORMATION

October 31, 2023 (Continued) (Unaudited)

Pandemic Risks

An outbreak of Covid-19 respiratory disease caused by a novel coronavirus was first detected in late 2019 and subsequently spread globally in early 2020. The impact of the outbreak has been rapidly evolving, and cases of the virus have continued to be identified in most developed and emerging countries throughout the world. Many local, state, and national governments, as well as businesses, have reacted by instituting quarantines, border closures, restrictions on travel, and other measures designed to arrest the spread of the virus. The outbreak and public and private sector responses thereto have led to large portions of the populations of many nations working from home for indefinite periods of time, temporary or permanent layoffs, disruptions in supply chains, lack of availability of certain goods, and adversely impacted many industries. These circumstances are evolving, and further developments could result in additional disruptions and uncertainty. The impact of the coronavirus outbreak may last for an extended period of time and result in a substantial economic downturn. Pandemics, including the coronavirus outbreak, have resulted in a general decline in the global economy and negative effects on the performance of individual countries, industries, or sectors. Such negative impacts can be significant in unforeseen ways. Deteriorating economic fundamentals may in turn increase the risk of default or insolvency of particular companies, negatively impact market value, increase market volatility, cause credit spreads to widen, and reduce liquidity. All of these risks may have a material adverse effect on the performance and financial condition of the Fund’s investments, and on the overall performance of the Fund.

Preferred Securities Risk

In addition to credit risk, investment in preferred securities carries certain risks including:

Deferral Risk—Fully taxable or hybrid preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for up to 20 consecutive quarters. Traditional preferreds also contain provisions that allow an issuer, under certain conditions to skip (in the case of “noncumulative preferreds”) or defer (in the case of “cumulative preferreds”), dividend payments. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving any distributions.

Redemption Risk—Preferred securities typically contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

Limited Voting Rights—Preferred securities typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period, which varies by issue.

Subordination—Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Liquidity—Preferred securities may be substantially less liquid than many other securities, such as U.S. government securities, corporate debt, or common stocks.

Debt Securities Risk

In addition to credit risk, investment in debt securities carries certain risks including:

Redemption Risk—Debt securities sometimes contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

Limited Voting Rights—Debt securities typically do not provide any voting rights, except in cases when interest payments have not been made and the issuer is in default.

Liquidity—Certain debt securities may be substantially less liquid than many other securities, such as U.S. government securities or common stocks.

Anti-Takeover Provisions

The Fund’s Declaration of Trust includes provisions that could have the effect of inhibiting the Fund’s possible conversion to open-end status and limiting the ability of other entities or persons to acquire control of the Fund or the Board of Trustees. In certain circumstances, these provisions might also inhibit the ability of shareholders to sell their shares at a premium over prevailing market prices.

Portfolio Turnover Risk

The techniques and strategies contemplated by the Fund might result in a high degree of portfolio turnover. The Fund cannot accurately predict its securities portfolio turnover rate, but anticipates that its annual portfolio turnover rate will exceed 100% under normal market conditions, although it could be materially higher under certain conditions. Higher portfolio turnover rates could result in corresponding increases in brokerage commissions and generate short-term capital gains taxable as ordinary income.

Clough Global Opportunities Fund

SUMMARY OF UPDATED INFORMATION

October 31, 2023 (Unaudited)

The following information in this annual report is a summary of certain information about the Fund and changes since the Fund’s most recent annual report dated October 31, 2022 (the “prior disclosure date”). This information may not reflect all of the changes that have occurred since you purchased the Fund.

PORTFOLIO MANAGER INFORMATION

Since the prior disclosure date, there have been no changes to the Fund’s portfolio managers.

FUND ORGANIZATION STRUCTURE

Since the prior disclosure date, there have been no changes in the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by stockholders.

INVESTMENT OBJECTIVE

There have been no changes in the Fund’s investment objective since the prior disclosure date that have not been approved by shareholders.

The Fund’s investment objective is to provide a high level of total return. The Fund seeks to pursue this objective by applying a fundamental research driven investment process and will invest in equity securities of companies of any market capitalization and equity-related securities, including equity swaps and call options, as well as fixed income securities, including both corporate and sovereign debt, in both U.S. and non-U.S. markets. There is no assurance that the Fund will achieve its investment objective.

The Fund invests primarily in a managed mix of U.S. and non-U.S. equity and debt securities. The Fund is flexibly managed so that, depending on the Fund’s investment adviser’s outlook, it sometimes will be more heavily invested in equity securities or in debt or fixed income securities. Under normal circumstances, the Fund expects to invest in securities of issuers located in at least three countries (in addition to the United States). Unless market conditions are deemed unfavorable, the Fund expects that the market value of the Fund’s long and short positions in securities of issuers organized outside the United States and issuers doing a substantial amount of business outside the United States (greater than 50% of revenues derived from outside of the United States) will represent at least 40% of the Fund’s net assets. The Fund also may invest in call options, both on specific equity securities, as well as securities representing exposure to equity sectors or indices and fixed income indices, including options on indices and ETFs. The Fund may acquire put and call options and options on stock indices and enter into stock index futures contracts, certain credit derivatives transactions and short sales in connection with its equity investments. In connection with the Fund’s investments in debt securities, it may enter into related derivatives transactions such as interest rate futures, swaps and options thereon and certain credit derivatives transactions. Investments in non-U.S. markets will be made primarily through liquid securities, including depositary receipts (which evidence ownership of underlying foreign securities) such as ADRs, EDRs, GDRs, ETFs and in stocks traded on non-U.S. exchanges. Investments in debt may include both investment grade and non-investment grade issues. Investments in corporate debt may include bonds issued by companies in countries considered emerging markets. Investments in sovereign debt may also include bonds issued by countries considered emerging markets. The Fund will not invest more than 33% of its total assets, at the time of acquisition, in securities (including equity and fixed income securities) of governments and companies in emerging markets. The Fund may also invest a portion of its assets in real estate investment trusts, or “REITs”, but the Fund does not expect that portion to be significant.

The Fund may use various hedging strategies for return generation, or to express a specific view on an industry or individual company. In addition to shorting to hedge equity risk, the Fund may utilize instruments including, for example, ETFs, derivative positions and U.S. Treasury securities as a means to seek to reduce volatility and limit exposure to market declines. These instruments can be effective in seeking to reduce volatility, and can help to prevent the Fund from selling long positions at sub-optimal times.

The Fund may also engage in frequent portfolio turnover.

The Fund will place a high priority on capital preservation, and should the Fund’s investment adviser believe that extraordinary conditions affecting global financial markets warrant, the Fund may temporarily be primarily invested in money market securities or money market mutual funds. When the Fund is invested in these instruments for temporary or defensive purposes, it may not achieve its investment objective. The Fund may use a variety of investment techniques including shorting strategies, use of derivatives, and use of long-dated bonds, designed to capitalize on declines in the market price of equity securities or declines in market indices (e.g., the Fund may establish short positions in specific stocks or stock indices) based on the Fund’s investment adviser’s investment outlook. Subject to the requirements of the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”),, the Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Fund exceeds 30% of the value of its total assets.

PRINCIPAL INVESTMENT STRATEGIES

There have been no changes in the Fund’s Principal Investment Strategies and Policies since the prior disclosure date.

Clough believes that above average investment returns can be achieved when key, proprietary insights into industry or economic trends are discovered, and their significance understood, before they become obvious to other investors. Within this context, the investment process will focus on investing in a number of major global investment themes identified by Clough. Industry consolidation, technological change, an emerging shortage of a product or raw material which derives from a period of under-investment, changes in government regulation, or major economic or investment cycles are examples of themes Clough would emphasize in its investment focus. Attractive investment themes will often be influenced by global trends, which make investments in certain industries across more than one geographic market likely.

Once attractive themes are identified, Clough will generally utilize a “bottom-up” research process to identify companies it believes are best positioned to benefit from those specific themes. Individual positions will be selected based upon a host of qualitative and quantitative factors, including, but not limited to, such factors as a company’s competitive position, quality of company management, quality and visibility of earnings and cash flow, balance sheet strength and relative valuation. This approach may provide investment opportunities in various levels of a company’s capital structure, including common and preferred stock, as well as corporate bonds, including convertible debt securities.

Under the Fund’s theme-oriented investment approach, the portfolio may be invested in only a relatively small number of industries. The Fund will attempt to diversify within its investment themes, as appropriate, to lower volatility. Individual equity positions on both the long and short side of the portfolio will typically be below 5% of total assets. The Fund also does not have restrictions on the levels of portfolio turnover. However, since major industry trends often last years, Clough believes that a theme-based investment approach can result in opportunities for tax efficient investing (as a result of lower portfolio turnover).

Clough Global Opportunities Fund

SUMMARY OF UPDATED INFORMATION

October 31, 2023 (Continued) (Unaudited)

The Fund is not required to maintain any particular percentage of its assets in equity securities, or in fixed income securities, and Clough may change the weightings of the Fund’s investments in equity and fixed income securities based upon Clough’s assessment of the prevailing interest rate environment and expected returns relative to other identified investment opportunities. Generally, the Fund will increase its investments in fixed income securities when Clough anticipates that the return on these securities will exceed the return on equity securities, and vice versa.

Clough believes that its theme-based portfolio strategy will present periods of time when Clough has a particularly high degree of confidence in the Fund’s investment positions. During these occasions, the Fund may purchase call options in order to enhance investment returns. The Fund may also purchase such options at other times if Clough believes it would be beneficial to the Fund to do so. The Fund’s use of such option strategies is expected to be opportunistic in nature and the Fund is not required to maintain any particular percentage of assets in call option premium. Call option premiums, when utilized, will typically be less than 12% of total assets.

Generally, securities will be purchased or sold by the Fund on national securities exchanges and in the over-the-counter market. From time to time, securities may be purchased or sold in private transactions, including securities that are not publicly traded or that are otherwise illiquid. Clough does not expect such investments to comprise more than 10% of the Fund’s total assets (determined at the time the investment is made).

Clough may invest the Fund’s cash balances in any investments it deems appropriate, including, without limitation and as permitted under the 1940 Act, money market funds, repurchase agreements, U.S. Treasury, U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments is ordinarily reinvested by the Fund in accordance with its investment program. Many of the considerations entering into Clough’s recommendations and the portfolio managers’ decisions are subjective.

The Fund’s portfolio will be actively managed and securities may be bought or sold on a daily basis. Investments may be added to the portfolio if they satisfy value-based criteria or contribute to the portfolio’s risk profile. Investments may be removed from the portfolio if Clough believes that their market value exceeds full value, they add inefficient risk or the initial investment thesis fails.

PORTFOLIO INVESTMENTS

Common Stocks

Common stock represents an equity ownership interest in an issuer. The Fund will have substantial exposure to common stocks. Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the prices of common stocks to which the Fund has exposure. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuer occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

Small and Medium Cap Companies

The Fund may invest in securities of small capitalization companies, currently considered by Clough to mean companies with market capitalization at or below $1 billion. It may also invest in medium capitalization companies, currently considered by Clough to mean companies with market capitalization of between $1 billion and $5 billion.

Preferred Stocks

Preferred stock, like common stock, represents an equity ownership in an issuer. Generally, preferred stock has a priority of claim over common stock in dividend payments and upon liquidation of the issuer. Unlike common stock, preferred stock does not usually have voting rights. Preferred stock in some instances is convertible into common stock.

Although they are equity securities, preferred stocks have certain characteristics of both debt and common stock. They are debt-like in that their promised income is contractually fixed. They are common stock-like in that they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Furthermore, they have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

In order to be payable, dividends on preferred stock must be declared by the issuer’s board of directors or trustees. In addition, distributions on preferred stock may be subject to deferral and thus may not be automatically payable. Income payments on some preferred stocks are cumulative, causing dividends and distributions to accrue even if not declared by the board of directors or trustees or otherwise made payable. Other preferred stocks are non-cumulative, meaning that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. The Fund may invest in non- cumulative preferred stock, although Clough would consider, among other factors, their non-cumulative nature in making any decision to purchase or sell such securities.

Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market values of preferred stock may be affected by favorable and unfavorable changes impacting the issuers’ industries or sectors. They may also be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates.

Because the claim on an issuer’s earnings represented by preferred stock may become onerous when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher dividend-paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.

Restricted and Illiquid Securities

Although the Fund will invest primarily in publicly traded securities, it may invest a portion of its assets (generally, no more than 15% of its value) in restricted securities and other investments which are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement

Clough Global Opportunities Fund

SUMMARY OF UPDATED INFORMATION

October 31, 2023 (Continued) (Unaudited)

under the Securities Act of 1933, as amended (the “Securities Act”), or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional markets for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the Securities Act, which is designed to further facilitate efficient trading among eligible institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A, and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could have the effect of increasing the level of the Fund’s illiquidity. The Fund has adopted procedures under which certain Rule 144A securities will not be deemed to be illiquid, if certain criteria are satisfied with respect to those securities and the market therefor. Foreign securities that can be freely sold in the markets in which they are principally traded are not considered by the Fund to be restricted. Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States. Repurchase agreements with maturities of more than seven days will be treated as illiquid.

Corporate Bonds, Government Debt Securities and Other Debt Securities

The Fund may invest in corporate bonds, debentures and other debt securities. Debt securities in which the Fund may invest may pay fixed or variable rates of interest. Bonds and other debt securities generally are issued by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain debt securities are “perpetual” in that they have no maturity date.

The Fund will invest in government debt securities, including those of emerging market issuers or of other non-U.S. issuers. These securities may be U.S. dollar-denominated on non-U.S. dollar-denominated and include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities; and (b) debt obligations of supranational entities. Government debt securities include: debt securities issued or guaranteed by governments, government agencies or instrumentalities and political subdivisions; debt securities issued by government owed, controlled or sponsored entities; interests in entities organized and operated for the purpose of restructuring the investment characteristics issued by the above-noted issuers; or debt securities issued by supranational entities such as the World Bank or the European Union. The Fund may also invest in securities denominated in currencies of emerging market countries. Emerging market debt securities generally are rated in the lower rating categories of recognized credit rating agencies or are unrated and considered to be of comparable quality to lower rated debt securities. A non-U.S. issuer of debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited resources in the event of a default. Some of these risks do not apply to issuers in large, more developed countries. These risks are more pronounced in investments in issuers in emerging markets or if the Fund invests significantly in one country.

The Fund will not invest more than 20% of its total assets in debt securities rated below investment grade (i.e., securities rated lower than Baa by Moody’s Investors Service, Inc. (“Moody’s”) or lower than BBB by Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc. (“S&P”)), or their equivalent as determined by Clough. These securities are commonly referred to as “junk bonds.” The foregoing credit quality policy applies only at the time a security is purchased, and the Fund is not required to dispose of securities already owned by the Fund in the event of a change in assessment of credit quality or the removal of a rating.

Exchange Traded Funds

The Fund may invest in ETFs, which are investment companies that typically aim to track or replicate a desired index, such as a sector, market or global segment. Such ETFs are passively managed and their shares are traded on a national exchange or the National Association of Securities Dealers’ Automatic Quotation System (“NASDAQ”). Certain ETFs are actively managed by a portfolio manager or management team that makes investment decisions without seeking to replicate the performance of a reference index. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective will be achieved. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.

Foreign Securities

Under normal circumstances, the Fund intends to invest a portion of its assets in securities of issuers located in at least three countries (in addition to the United States). The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. As an alternative to holding foreign-traded securities, the Fund may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the- counter market (including depositary receipts as described below, which evidence ownership in underlying foreign securities, and ETFs as described above).

Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets is less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self- sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.

Clough Global Opportunities Fund

SUMMARY OF UPDATED INFORMATION

October 31, 2023 (Continued) (Unaudited)

The Fund may purchase ADRs, EDRs and GDRs, which are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country. ADRs, EDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid.

The Fund’s investments in sovereign debt may also include bonds issued by countries in emerging markets. Emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. While there is no limit on the amount of assets the Fund may invest outside of the United States, the Fund will not invest more than 33% of its assets, at the time of acquisition, in securities (including equity and fixed income securities) of governments and companies in emerging markets.

Real Estate Investment Trusts (REITs)

REITs are companies that own and manage real estate, including apartment buildings, offices, shopping centers, industrial buildings, and hotels. By investing in REITs, the Fund may gain exposure to the real estate market with greater liquidity and diversification than through direct ownership of property, which can be costly and require ongoing management and maintenance, and which can be difficult to convert into cash when needed. The Fund does not expect to invest a significant portion of its assets in REITs but does not have any investment restrictions with respect to such investments.

Warrants

The Fund may invest in equity and index warrants of domestic and international issuers. Equity warrants are securities that give the holder the right, but not the obligation, to subscribe for equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

Convertible Securities and Bonds with Warrants Attached

The Fund may invest in preferred stocks and fixed-income obligations that are convertible into common stocks of domestic and foreign issuers, and bonds issued as a unit with warrants to purchase equity or fixed income securities. Convertible securities in which the Fund may invest, comprised of both convertible debt and convertible preferred stock, may be converted at either a stated price or at a stated rate into underlying shares of common stock. Because of this feature, convertible securities generally enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities often provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds, and, in addition, fluctuates in relation to the underlying common stock.

Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds may also be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at a favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

INVESTMENT TECHNIQUES

The Fund may, but is under no obligation to, from time to time employ a variety of investment techniques, including those described below, to hedge against fluctuations in the price of portfolio securities, to enhance total return or to provide a substitute for the purchase or sale of securities. Some of these techniques, such as purchases of put and call options, options on stock indices and stock index futures and entry into certain credit derivative transactions and short sales, may be used as hedges against or substitutes for investments in equity securities. Other techniques such as the purchase of interest rate futures and entry into transactions involving interest rate swaps, options on interest rate swaps and certain credit derivatives are hedges against or substitutes for investments in debt securities. The Fund’s ability to utilize any of the techniques described below may be limited by restrictions imposed on its operations in connection with obtaining and maintaining its qualification as a regulated investment company under the Code. Additionally, other factors (such as cost) may make it impractical or undesirable to use any of these investment techniques from time to time.

Options on Securities

In order to hedge against adverse market shifts, the Fund may utilize up to 12% of its total assets (in addition to the 12% limit applicable to options on stock indices described below) to purchase put and call options on securities. The Fund also may invest in call options, both on specific equity securities, as well as securities representing exposure to equity sectors or indices and fixed income indices, including options on indices and exchange traded funds (“ETFs”). In addition, the Fund may seek to increase its income or may hedge a portion of its portfolio investments through writing (i.e., selling) covered put and call options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying security or its equivalent covered by the option or its equivalent from the writer of the option at the stated exercise price. Under interpretations of the Securities and Exchange Commission currently in effect, which may change from time to time, a “covered” call option means that so long as the Fund is obligated as the writer of the option, it will own (1) the underlying instruments subject to the option, (2) instruments convertible or exchangeable into the instruments subject to the option or (3) a call option on the relevant instruments with an exercise price no higher than the exercise price on the call option written.

Similarly, the Securities and Exchange Commission currently requires that, to “cover” or support its obligation to purchase the underlying instruments if a put option is written by the Fund, the Fund must (1) deposit with its custodian in a segregated account liquid securities having a value at least equal to the exercise price of the underlying securities, (2) continue to own an equivalent number of puts of the same “series” (that is, puts on the same underlying security having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same “class” (that is, puts on the same underlying security) with exercise prices greater than those it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written,

Clough Global Opportunities Fund

SUMMARY OF UPDATED INFORMATION

October 31, 2023 (Continued) (Unaudited)

it will deposit the difference with its custodian in a segregated account) or (3) sell short the securities underlying the put option at the same or a higher price than the exercise price on the put option written.

The Fund will receive a premium when it writes put and call options, which increases the Fund’s return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund’s obligation as the writer of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the security’s market value at the time of the option exercise over the Fund’s acquisition cost of the security, less the sum of the premium received for writing the option and the difference, if any, between the call price paid to the Fund and the Fund’s acquisition cost of the security. Thus, in some periods the Fund might receive less total return and in other periods greater total return from its hedged positions than it would have received from leaving its underlying securities unhedged.

The Fund may purchase and write options on securities that are listed on national securities exchanges or are traded over the counter, although it expects, under normal circumstances, to effect such transactions on national securities exchanges.

As a holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the securities underlying the option, in each case at their exercise price at any time prior to the option’s expiration date. The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing sale transactions. In entering into a closing sale transaction, the Fund would sell an option of the same series as the one it has purchased. The ability of the Fund to enter into a closing sale transaction with respect to options purchased and to enter into a closing purchase transaction with respect to options sold depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires. The Fund’s ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

In purchasing a put option, the Fund will seek to benefit from a decline in the market price of the underlying security, while in purchasing a call option, the Fund will seek to benefit from an increase in the market price of the underlying security. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the option will expire worthless. For the purchase of an option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs. Because option premiums paid by the Fund are small in relation to the market value of the instruments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause the Fund’s net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

Options on Stock Indices

The Fund may utilize up to 12% of its total assets (in addition to the 12% limit applicable to options on securities) to purchase put and call options on domestic stock indices to hedge against risks of market-wide price movements affecting its assets. The Fund may also invest in call options, both on specific equity securities, as well as securities representing exposure to equity sectors or indices and fixed income indices, including options on indices and exchange traded funds (“ETFs”). In addition, the Fund may write covered put and call options on stock indices. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index. Options on stock indices are similar to options on securities. Because no underlying security can be delivered, however, the option represents the holder’s right to obtain from the writer, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. The advisability of using stock index options to hedge against the risk of market-wide movements will depend on the extent of diversification of the Fund’s investments and the sensitivity of its investments to factors influencing the underlying index. The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the Fund’s securities investments correlate with price movements in the stock index selected. In addition, successful use by the Fund of options on stock indices will be subject to the ability of Clough to predict correctly changes in the relationship of the underlying index to the Fund’s portfolio holdings. No assurance can be given that Clough’s judgment in this respect will be correct.

When the Fund writes an option on a stock index, it will establish a segregated account with its custodian in which the Fund will deposit liquid securities in an amount equal to the market value of the option, and will maintain the account while the option is open.

Short Sales

The Fund intends to attempt to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities that Clough believes possess volatility characteristics similar to those being hedged. In addition, the Fund intends to use short sales for non-hedging purposes to pursue its investment objective. Subject to the requirements of the 1940 Act and the Code, the Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Fund exceeds 30% of the value of its total assets.

A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

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If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is unlimited.

The Fund may also sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. The Fund expects normally to close its short sales against-the-box by delivering newly acquired stock.

Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. Short-selling exposes the Fund to unlimited risk with respect to that security due to the lack of an upper limit on the price to which an instrument can rise. Although the Fund reserves the right to utilize short sales, and currently intends to utilize short sales, Clough is under no obligation to utilize short sales at all.

Futures Contracts and Options on Futures Contracts

The Fund may enter into interest rate and stock index futures contracts and may purchase and sell put and call options on such futures contracts. The Fund will enter into such transactions for hedging and other appropriate risk-management purposes or to increase return, in accordance with the rules and regulations of the Commodity Futures Trading Commission (“CFTC”) and the Securities and Exchange Commission.

An interest rate futures contract is a standardized contract for the future delivery of a specified security (such as a U.S. Treasury Bond or U.S. Treasury Note) or its equivalent at a future date at a price set at the time of the contract. A stock index futures contract is an agreement to take or make delivery of an amount of cash equal to the difference between the value of the index at the beginning and at the end of the contract period. The Fund may only enter into futures contracts traded on regulated commodity exchanges.

Parties to a futures contract must make “initial margin” deposits to secure performance of the contract. There are also requirements to make “variation margin” deposits from time to time as the value of the futures contract fluctuates. Clough has claimed an exclusion from the definition of commodity pool operator under the Commodity Exchange Act (“CEA”) and, therefore, Clough will not be subject to registration or regulation as a commodity pool operator under the CEA. The Fund reserves the right to engage in transactions involving futures and options thereon and in accordance with the Fund’s policies. In addition, certain provisions of the Code may limit the extent to which the Fund may enter into futures contracts or engage in options transactions.

Pursuant to the views of the Securities and Exchange Commission currently in effect, which may change from time to time, with respect to futures contracts to purchase securities or stock indices, call options on futures contracts purchased by the Fund and put options on futures contracts written by the Fund, the Fund will set aside in a segregated account liquid securities with a value at least equal to the value of instruments underlying such futures contracts less the amount of initial margin on deposit for such contracts. The current view of the staff of the Securities and Exchange Commission is that the Fund’s long and short positions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or certain liquid assets held in a segregated account or “covered” in a manner similar to that described below for covered options on securities. However, even if “covered,” these instruments could have the effect of leveraging the Fund’s portfolio.

The Fund may either accept or make delivery of cash or the underlying instrument specified at the expiration of an interest rate futures contract or cash at the expiration of a stock index futures contract or, prior to expiration, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to futures contracts are effected on the exchange on which the contract was entered into (or a linked exchange).

The Fund may purchase and write put and call options on interest rate futures contracts and stock index futures contracts in order to hedge all or a portion of its investments and may enter into closing purchase transactions with respect to options written by the Fund in order to terminate existing positions. There is no guarantee that such closing transactions can be effected at any particular time or at all. In addition, daily limits on price fluctuations on exchanges on which the Fund conducts its futures and options transactions may prevent the prompt liquidation of positions at the optimal time, thus subjecting the Fund to the potential of greater losses.

An option on an interest rate futures contract or stock index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser of the option the right, in return for the premium paid, to assume a position in a stock index futures contract or interest rate futures contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs).

With respect to options purchased by the Fund, there are no daily cash payments made by the Fund to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

While the Fund may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Fund’s portfolio holdings and futures contracts or options on futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Further, the Fund’s use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to Clough’s ability to predict correctly changes in interest rate relationships or other factors. No assurance can be given that Clough’s judgment in this respect will be correct.

When-Issued and Delayed Delivery Transactions

New issues of preferred and debt securities may be offered on a when-issued or delayed delivery basis, which means that delivery and payment for the security normally take place within 45 days after the date of the commitment to purchase. The payment obligation and the dividends that will be received on the security are fixed at the time the buyer enters into the commitment. The Fund will make commitments to purchase securities on a when-issued or delayed delivery basis

Clough Global Opportunities Fund

SUMMARY OF UPDATED INFORMATION

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only with the intention of acquiring the securities, but may sell these securities before the settlement date if Clough deems it advisable. No additional when-issued or delayed delivery commitments will be made if more than 20% of the Fund’s total assets would be so committed. Securities purchased on a when-issued or delayed delivery basis may be subject to changes in value based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased or sold on a when-issued or delayed delivery basis may expose the Fund to risk because they may experience these fluctuations prior to their actual delivery. The Fund will not accrue income with respect to a debt security it has purchased on a when-issued or delayed delivery basis prior to its stated delivery date but will accrue income on a delayed delivery security it has sold. Purchasing or selling securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. A segregated account of the Fund consisting of liquid securities equal at all times to the amount of the Fund’s when-issued and delayed delivery purchase commitments will be established and maintained with the Fund’s custodian. Placing securities rather than cash in the segregated account may have a leveraging effect on the Fund’s net asset value per share; that is, to the extent that the Fund remains substantially fully invested in securities at the same time that it has committed to purchase securities on a when-issued or delayed delivery basis, greater fluctuations in its net asset value per share may occur than if it has set aside cash to satisfy its purchase commitments.

Interest Rate Swaps and Options Thereon (“Swaptions”)

The Fund may enter into interest rate swap agreements and may purchase and sell put and call options on such swap agreements, commonly referred to as swaptions. The Fund will enter into such transactions for hedging some or all of its interest rate exposure in its holdings of preferred securities and debt securities. Interest rate swap agreements and swaptions are highly specialized investments and are not traded on or regulated by any securities exchange or regulated by the CFTC or the Securities and Exchange Commission.

An interest rate swap is an agreement between two parties where one party agrees to pay a contractually stated fixed income stream, usually denoted as a fixed percentage of an underlying “notional” amount, in exchange for receiving a variable income stream, usually based on the London Interbank Offered Rate (LIBOR), and denoted as a percentage of the underlying notional amount. From the perspective of a fixed rate payer, if interest rates rise, the payer will expect a rising level of income since the payer is a receiver of floating rate income. This would cause the value of the swap contract to rise in value, from the payer’s perspective, because the discounted present value of its obligatory payment stream is diminished at higher interest rates, all at the same time it is receiving higher income. Alternatively, if interest rates fall, the reverse occurs and it simultaneously faces the prospects of both a diminished floating rate income stream and a higher discounted present value of his fixed rate payment obligation. These value changes all work in reverse from the perspective of a fixed rate receiver.

A swaption is an agreement between two parties where one party purchases the right from the other party to enter into an interest rate swap at a specified date and for a specified “fixed rate” yield (or “exercise” yield). In a pay-fixed swaption, the holder of the swaption has the right to enter into an interest rate swap as a payer of fixed rate and receiver of variable rate, while the writer of the swaption has the obligation to enter into the other side of the interest rate swap. In a received-fixed swaption, the holder of the swaption has the right to enter into an interest rate swap as a receiver of fixed rate and a payer of variable rate, while the writer of the swaption has the obligation to enter into the opposite side of the interest rate swap.

A pay-fixed swaption is analogous to a put option on Treasury securities in that it rises in value as interest rate swap yields rise. A receive- fixed swaption is analogous to a call option on Treasury securities in that it rises in value as interest rate swap yields decline. As with other options on securities, indices, or futures contracts, the price of any swaption will reflect both an intrinsic value component, which may be zero, and a time premium component. The intrinsic value component represents what the value of the swaption would be if it were immediately exercisable into the underlying interest rate swap. The intrinsic value component measures the degree to which an option is in- the-money, if at all. The time premium represents the difference between the actual price of the swaption and the intrinsic value.

It is customary market practice for swaptions to be “cash settled” rather than an actual position in an interest rate swap being established at the time of swaption expiration. For reasons set forth more fully below, Clough expects to enter strictly into cash settled swaptions (i.e., where the exercise value of the swaption is determined by reference to the market for interest rate swaps then prevailing).

Credit Derivatives

The Fund may enter into credit derivative transactions, either to hedge credit exposure or to gain exposure to an issuer or group of issuers more economically than can be achieved by investing directly in preferred or debt securities. Credit derivatives fall into two broad categories: credit default swaps and market spread swaps, both of which can reference either a single issuer or obligor or a portfolio of preferred and/or debt securities. In a credit default swap, which is the most common form of credit derivative, the purchaser of credit protection makes a periodic payment to the seller (swap counterparty) in exchange for a payment by the seller should a referenced security or loan, or a specified portion of a portfolio of such instruments, default during the life of the swap agreement. If there were a default event as specified in the swap agreement, the buyer either (i) would receive from the seller the difference between the par (or other agreed-upon) value of the referenced instrument(s) and the then-current market value of the instrument(s) or (ii) have the right to make delivery of the reference instrument to the counterparty. If there were no default, the buyer of credit protection would have spent the stream of payments and received no benefit from the contract. Market spread swaps are based on relative changes in market rates, such as the yield spread between a preferred security and a benchmark Treasury security, rather than default events.

In a market spread swap, two counterparties agree to exchange payments at future dates based on the spread between a reference security (or index) and a benchmark security (or index). The buyer (fixed-spread payer) would receive from the seller (fixed-spread receiver) the difference between the market rate and the reference rate at each payment date, if the market rate were above the reference rate. If the market rate were below the reference rate, then the buyer would pay to the seller the difference between the reference rate and the market rate. The Fund may utilize market spread swaps to “lock in” the yield (or price) of a security or index without having to purchase the reference security or index. Market spread swaps may also be used to mitigate the risk associated with a widening of the spread between the yield or price of a security in the Fund’s portfolio relative to a benchmark Treasury security. Market spread options, which are analogous to swaptions, give the buyer the right but not the obligation to buy (in the case of a call) or sell (in the case of a put) the referenced market spread at a fixed price from the seller. Similarly, the seller of a market spread option has the obligation to sell (in the case of a call) or buy (in the case of a put) the referenced market spread at a fixed price from the buyer. Credit derivatives are highly specialized investments and are not traded on or regulated by any securities exchange or regulated by the CFTC or the Securities and Exchange Commission.

Clough Global Opportunities Fund

SUMMARY OF UPDATED INFORMATION

October 31, 2023 (Continued) (Unaudited)

Interest Rate Swaps, Swaptions and Credit Derivatives (General)

The pricing and valuation terms of interest rate swaps, swaptions and credit derivatives are not standardized and there is no clearinghouse whereby a party to any such derivative agreement can enter into an offsetting position to close out a contract. Interest rate swaps, swaptions and credit derivatives are usually (1) between an institutional investor and a broker-dealer firm or bank or (2) between institutional investors. In addition, substantially all swaps are entered into subject to the standards set forth by the International Swaps and Derivatives Association (“ISDA”). ISDA represents participants in the privately negotiated derivatives industry, helps formulate the investment industry’s position on regulatory and legislative issues, develops international contractual standards and offers arbitration on disputes concerning market practice.

Under the rating agency guidelines that would likely be imposed in connection with any issuance of preferred shares by the Fund, it is expected that the Fund would be authorized to enter into swaptions and to purchase credit default swaps without limitation but would be subject to limitation on entering into interest rate swap agreements or selling credit protection. Certain rating agency guidelines may be changed from time to time and it is expected that those relating to interest rate swaps, swaptions and credit derivatives would be able to be revised by the Board of Trustees, without shareholder vote of the Common Shares or the Fund’s preferred shares, so long as the relevant rating agency(ies) has given written notice that such revisions would not adversely affect the rating of the Fund’s preferred shares then in effect.

The Board of Trustees has currently limited the Fund’s use of interest rate and credit swaps and swaptions as follows: (1) swaps and swaptions must be U.S. dollar-denominated and used for hedging purposes only; (2) no more than 5% of the Fund’s total assets, at the time of purchase, may be invested in time premiums paid for swaptions; (3) swaps and swaptions must conform to the standards of the ISDA Master Agreement; and (4) the counterparty must be a bank or broker-dealer firm regulated under the laws of the United States that (a) is on a list approved by the Board of Trustees, (b) has capital of at least $100 million and (c) is rated investment grade by both Moody’s and S&P. These criteria can be modified by the Board of Trustees at any time in its discretion.

The market value of the Fund’s investments in credit derivatives and/or premiums paid therefor as a buyer of credit protection will not exceed 12% of the Fund’s total assets and the notional value of the credit exposure to which the Fund is subject when it sells credit derivatives will not exceed 331/3% of the Fund’s total assets. The Fund has no other investment restrictions with respect to credit derivatives.

Clough expects that the Fund will be subject to the initial and subsequent mark-to-market collateral requirements that are standard among ISDA participants. These requirements help insure that the party who is a net obligor at current market value has pledged for safekeeping, to the counterparty or its agent, sufficient collateral to cover any losses should the obligor become incapable, for whatever reason, of fulfilling its commitments under the swap or swaption agreements. This is analogous, in many respects, to the collateral requirements in place on regular futures and options exchanges. The Fund will be responsible for monitoring the market value of all derivative transactions to ensure that they are properly collateralized.

If Clough determines it is advisable for the Fund to enter into such transactions, the Fund will institute procedures for valuing interest rate swap, swaption or credit derivative positions to which it is party. Interest rate swaps, swaptions and credit derivatives will be valued by the counterparty to the swap or swaption in question. Such valuation will then be compared with the valuation provided by a broker-dealer or bank that is not a party to the contract. In the event of material discrepancies, the Fund has procedures in place for valuing the swap or swaption, subject to the direction of the Board of Trustees, which include reference to third-party information services, such as Bloomberg, and a comparison with Clough’s valuation models. The use of interest rate swaps, swaptions and credit derivatives, as the foregoing discussion suggests, is subject to risks and complexities beyond what might be encountered in standardized, exchange traded options and futures contracts. Such risks include operational risk, valuation risk, credit risk and /or counterparty risk (i.e., the risk that the counterparty cannot or will not perform its obligations under the agreement). In addition, at the time the interest rate swap, swaption or credit derivative reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund.

While the Fund may utilize interest rate swaps, swaptions and credit derivatives for hedging purposes or to enhance total return, their use might result in poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell or pledge a portion of its underlying portfolio of securities in order to meet daily mark-to-market collateralization requirements at a time when it might be disadvantageous to do so.

There may be an imperfect correlation between the Fund’s portfolio holdings and swaps, swaptions or credit derivatives entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Further, the Fund’s use of swaps, swaptions and credit derivatives to reduce risk involves costs and will be subject to Clough’s ability to predict correctly changes in interest rate relationships, volatility, credit quality or other factors. No assurance can be given that Clough’s judgment in this respect will be correct.

Temporary Investments

From time to time, as Clough deems warranted based on market conditions, the Fund may invest temporarily in cash, money market securities, money market mutual funds or cash equivalents, which may be inconsistent with the Fund’s investment objective. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. government obligations.

Portfolio Turnover

Although the Fund cannot accurately predict its portfolio turnover rate, it is likely to exceed 100% (excluding turnover of securities having a maturity of one year or less). A high turnover rate (100% or more) necessarily involves greater expenses to the Fund and may result in realization of net short-term capital gains.

Foreign Currency Transactions

The value of foreign assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions. Currency futures contracts are exchange-traded and change in value to reflect movements of a currency or a basket of currencies. Settlement must be made in a designated currency.

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SUMMARY OF UPDATED INFORMATION

October 31, 2023 (Continued) (Unaudited)

Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. Such contracts may be used when a security denominated in a foreign currency is purchased or sold, or when the Fund anticipates receipt in a foreign currency of dividend or interest payments on such a security. A forward contract can then “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. Additionally, when Clough believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held that are denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. In addition, it may not be possible to hedge against long-term currency changes. The Fund may engage in cross-hedging by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency if Clough determines that there is an established historical pattern of correlation between the two currencies (or the basket of currencies and the underlying currency). Use of a different foreign currency magnifies exposure to foreign currency exchange rate fluctuations. The Fund may use forward contracts to shift exposure to foreign currency exchange rate changes from one currency to another. Short-term hedging provides a means of fixing the dollar value of only a portion of portfolio assets.

Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an over-the-counter trading environment, there are no daily price fluctuation limits. There may be no liquid secondary market to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. There is also the risk of default by, or the bankruptcy of, the financial institution serving as a counterparty.

Illiquid Securities

The Fund may invest in securities for which there is no readily available trading market or which are otherwise illiquid. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the Securities Act and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(2) and Rule 144A securities may, however, be treated as liquid by Clough pursuant to procedures adopted by the Board of Trustees, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Fund invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

It may be difficult to sell such securities at a price representing their fair value until such time as such securities may be sold publicly. Where registration is required, a considerable period may elapse between a decision to sell the securities and the time when it would be permitted to sell. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

Repurchase Agreements

A repurchase agreement exists where the Fund sells a security (typically U.S. government securities) to a party for cash and agrees to buy the same security back on a specific date (typically the next business day) from the same party for cash. Repurchase agreements carry several risks. For instance, the Fund could incur a loss if the value of the security sold has increased more than the value of the cash and collateral held. In addition, the other party to the agreement may default, in which case the Fund would not re-acquire possession of the security and suffer full value loss (or incur costs when attempting to purchase a similar security from another party). Also, in a bankruptcy proceeding involving the other party, a court may determine that the security does not belong to the Fund and order that the security be used to pay off the debts of the bankrupt. The Fund will reduce the risk by requiring the other party to put up collateral, whose value is checked and reset daily. The Fund also intends only to deal with parties that appear to have the resources and the financial strength to live up to the terms of the agreement. Repurchase agreements are limited to 50% of the Fund’s assets. Cash held for securities sold by the Fund are not included in the Fund’s assets when making this calculation.

USE OF LEVERAGE

The Fund uses leverage through the issuance of preferred shares and/or through borrowings, including the issuance of debt securities. The Fund may use leverage of up to 33% of its total assets (including the amount obtained from leverage). The Fund generally will not use leverage if Clough anticipates that it would result in a lower return to Common Shareholders for any significant amount of time. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions, which otherwise might require untimely dispositions of Fund securities.

Changes in the value of the Fund’s portfolio (including investments bought with the proceeds of the preferred shares offering or borrowing program) will be borne entirely by the Common Shareholders. If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, the leverage will decrease (or increase) the net asset value per share to a greater extent than if the Fund were not leveraged. During periods in which the Fund is using leverage, the fees paid to Clough for investment advisory services and to ALPS for administrative services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s total assets, including proceeds from borrowings and the issuance of preferred shares, which may create an incentive to leverage the Fund. The Fund’s issuance of preferred shares may alter the voting power of Common Shareholders.

Capital raised through leverage will be subject to dividend or interest payments, which may exceed the income and appreciation on the assets purchased. The issuance of preferred shares or entering into a borrowing program involves expenses and other costs and may limit the Fund’s freedom to pay dividends on Common Shares or to engage in other activities. The issuance of a class of preferred shares or incurrence of borrowings having priority over the Fund’s Common Shares creates an opportunity for greater return per Common Share, but at the same time such leveraging is a speculative technique in that it will increase the Fund’s exposure to capital risk. Unless the income and appreciation, if any, on assets acquired with leverage proceeds exceed the associated costs of such preferred shares or borrowings (and other Fund expenses), the use of leverage will diminish the investment performance of the Fund’s Common Shares compared with what it would have been without leverage.

The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies that may issue ratings for any preferred shares issued by the Fund and by borrowing program covenants. These guidelines and covenants may impose asset coverage or Fund composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will significantly impede Clough from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

Clough Global Opportunities Fund

SUMMARY OF UPDATED INFORMATION

October 31, 2023 (Continued) (Unaudited)

For the period from November 1, 2022 to October 31, 2023, the average amount borrowed under the Credit Agreement was $134,725,599, at an average rate of 5.65%. As of October 31, 2023, the amount of outstanding borrowings was $52,000,000, the interest rate was 6.12% and the amount of pledged collateral was $188,695,842. Additional information on senior securities of the Fund may be found in the Financial Highlights section of the Prospectus.

The following table is designed to illustrate the effect on the return to a holder of the Fund’s Common Shares of leverage in the amount of approximately 9% of the Fund’s total assets, assuming hypothetical annual returns of the Fund’s portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to Common Shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table. The below table assumes the annual leverage and fee rate of 6.12%.

Assumed Portfolio Total Return (Net of Expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Common Share Total Return	(10.55)%	(5.55)%	(0.55)%	4.45%	9.45%

In addition to the credit facility, the Fund may use a variety of additional strategies that would be viewed as potentially adding leverage to the portfolio. These include the sale of credit default swap contracts and the use of other derivative instruments, reverse repurchase agreements and the issuance of preferred shares. By adding additional leverage, these strategies have the potential to increase returns to Common Shareholders, but also involve additional risks. Additional leverage will increase the volatility of the Fund’s investment portfolio and could result in larger losses than if the strategies were not used. However, to the extent that the Fund enters into offsetting transactions or owns positions covering its obligations, the leveraging effect is expected to be minimized or eliminated.

During the time in which the Fund is utilizing leverage, the fees paid to Clough and the Administrator for services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund’s total assets. Only the Fund’s holders of Common Shares bear the cost of the Fund’s fees and expenses.

Senior Securities

The following table sets forth certain information regarding the Fund’s senior securities as of the end of each of the Fund’s prior ten fiscal years. The Fund’s senior securities during this time period are comprised of outstanding indebtedness, which constitutes a “senior security” as defined in the 1940 Act. Senior Securities Representing Indebtedness.

Fiscal Period Ended	Principal Amount Outstanding (000s)(a)	Asset Coverage(b)
October 31, 2023	$52,000	5,282
October 31, 2022	$204,000	2,325
October 31, 2021	$245,500	3,019
October 31, 2020	$182,500	2,851
October 31, 2019	$178,000	2,912
October 31, 2018	$207,000	2,655
October 31, 2017	$292,000	3,135
October 31, 2016	$292,000	2,955
October 31, 2015	$388,900	2,877
October 31, 2014	$388,900	2,952

(a)	Principal amount outstanding represents the amount owed by the Fund to lenders under credit facility arrangements in place at the time.

(b)	Asset coverage per $1,000 of debt is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding, and multiplying the result by 1,000.

Price Range of Common Shares

The common shares are listed on the NYSE American under the symbol “GLO” and began trading on the NYSE American on July 30, 2004. The average daily trading volume of the common shares on the NYSE American during the period from November 1, 2022 through October 31, 2023 was 269,309 common shares. Shares of closed-end investment companies often trade on an exchange at prices lower than net asset value. The Fund’s common shares have traded generally at a discount since inception. The following table shows, for each fiscal quarter since the quarter ended January 31, 2022: (i) the high and low closing sale prices per common share, as reported on the NYSE American; (ii) the corresponding net asset values per common share; and (iii) the percentage by which the common shares traded at a premium over, or discount from, the net asset values per common share at those high and low closing prices. The Fund’s net asset value per common share is determined on a daily basis.

Clough Global Opportunities Fund

SUMMARY OF UPDATED INFORMATION

October 31, 2023 (Continued) (Unaudited)

		Market Price		Net Asset Value at		Market Premium/(Discount) to Net Asset Value at
Fiscal Quarter Ended		High	Low	High	Low	High	Low
2023	October 31	$5.09	$4.13	$6.02	$5.13	(15.45)%	(19.49)%
	July 31	$5.16	$4.56	$6.04	$5.62	(14.57)%	(18.86)%
	April 30	$5.13	$4.59	$5.90	$5.55	(13.05)%	(17.30)%
	January 31	$6.30	$4.94	$6.31	$5.75	(0.16)%	(14.09)%
2022	October 31	$7.80	$5.42	$7.42	$6.03	5.12%	(10.12)%
	July 31	$8.43	$6.81	$8.46	$7.03	(0.35)%	(3.13)%
	April 30	$10.02	$8.33	$9.91	$8.28	1.11%	0.60%
	January 31	$13.08	$9.46	$12.82	$9.46	2.03%	0.00%

RISKS

Investing in the Fund involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks before investing in the Fund.

Key Adviser Personnel Risk

The Fund’s ability to identify and invest in attractive opportunities is dependent upon Clough, its investment adviser. If one or more key individuals leaves Clough, Clough may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Fund from achieving its investment objective.

Investment and Market Risk

An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Common Shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Issuer Risk

The value of an issuer’s securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Sector Risk

From time to time, based on market or economic conditions, the Fund may have larger investment positions in one or more sectors of the market. To the extent the Fund invests more heavily in one sector, industry, or sub-sector of the market, its performance may be more sensitive to developments that significantly affect those sectors, industries, or sub-sectors. An individual sector, industry, or sub-sector of the market may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. The Fund’s performance could also be affected if the sectors, industries, or sub-sectors do not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance.

Common Stock Risk

To the extent the Fund invests in common stocks, those investments will be subject to special risks. Although common stocks have historically generated higher average returns than fixed income securities over the long term, common stocks also have experienced significantly more volatility in returns. Common stocks may be more susceptible to adverse changes in market value due to issuer specific events or general movements in the equities markets. A drop in the stock market may depress the price of common stocks held by the Fund. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events affecting issuers. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock in which the Fund has invested; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks held by the Fund. Also, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. The common stocks in which the Fund will invest are structurally subordinated to preferred securities, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income and assets, and therefore will be subject to greater risk than the preferred securities or debt instruments of such issuers. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

Debt Securities Risk

In addition to credit risk, investment in debt securities carries certain risks including:

Redemption Risk—Debt securities sometimes contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

Limited Voting Rights—Debt securities typically do not provide any voting rights, except in cases when interest payments have not been made and the issuer is in default.

Liquidity—Certain debt securities may be substantially less liquid than many other securities, such as U.S. government securities or common stocks.

Clough Global Opportunities Fund

SUMMARY OF UPDATED INFORMATION

October 31, 2023 (Continued) (Unaudited)

Interest Rate Risk

Interest rate risk is the risk that preferred stocks paying fixed dividend rates and fixed-rate debt securities will decline in value because of changes in market interest rates. When interest rates rise the market value of such securities generally will fall. The Fund’s investment in preferred stocks and fixed-rate debt securities means that the net asset value and price of the Common Shares may decline if market interest rates rise. Interest rates are currently low relative to historic levels. During periods of declining interest rates, an issuer of preferred stock or fixed-rate debt securities may exercise its option to redeem or prepay securities prior to maturity, which could result in the Fund’s having to reinvest in lower yielding debt securities or other types of securities. This is known as call or prepayment risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected payments. This may lock in a below market yield, increase the security’s duration, and reduce the value of the security. This is known as extension risk. Investments in debt securities with longterm maturities may experience significant price declines if long-term interest rates increase. This is known as maturity risk. The value of the Fund’s common stock investments may also be influenced by changes in interest rates.

Credit Risk

Credit risk is the risk that an issuer of a preferred or debt security will become unable to meet its obligation to make dividend, interest and principal payments. In general, lower rated preferred or debt securities carry a greater degree of credit risk. If rating agencies lower their ratings of preferred or debt securities in the Fund’s portfolio, the value of those obligations could decline. In addition, the underlying revenue source for a preferred or debt security may be insufficient to pay dividends, interest or principal in a timely manner. Because a significant source of income for the Fund can be the dividend, interest and principal payments on the preferred or debt securities in which it invests, any default by an issuer of a preferred or debt security could have a negative impact on the Fund’s ability to pay dividends on Common Shares. Even if the issuer does not actually default, adverse changes in the issuer’s financial condition may negatively affect its credit rating or presumed creditworthiness. These developments would adversely affect the market value of the issuer’s obligations or the value of credit derivatives if the Fund has sold credit protection.

Preferred Securities Risk

In addition to credit risk, investment in preferred securities carries certain risks including:

Deferral Risk—Fully taxable or hybrid preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for up to 20 consecutive quarters. Traditional preferreds also contain provisions that allow an issuer, under certain conditions to skip (in the case of “noncumulative preferreds”) or defer (in the case of “cumulative preferreds”), dividend payments. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving any distributions.

Redemption Risk—Preferred securities typically contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

Limited Voting Rights—Preferred securities typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period, which varies by issue.

Subordination—Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Liquidity—Preferred securities may be substantially less liquid than many other securities, such as U.S. government securities, corporate debt, or common stocks.

Non-Investment Grade Securities Risk

The Fund’s investments in preferred stocks and bonds of below investment grade quality (commonly referred to as “high yield” or “junk bonds”), if any, are predominantly speculative because of the credit risk of their issuers. While offering a greater potential opportunity for capital appreciation and higher yields, preferred stocks and bonds of below investment grade quality entail greater potential price volatility and may be less liquid than higher-rated securities. Issuers of below investment grade quality preferred stocks and bonds are more likely to default on their payments of dividends/interest and liquidation value/principal owed to the Fund, and such defaults will reduce the Fund’s net asset value and income distributions. The prices of these lower quality preferred stocks and bonds are more sensitive to negative developments than higher rated securities. Adverse business conditions, such as a decline in the issuer’s revenues or an economic downturn, generally lead to a higher non-payment rate. In addition, such a security may lose significant value before a default occurs as the market adjusts to expected higher non-payment rates. The Fund will not invest more than 20% of its total assets in securities rated below investment grade. The foregoing credit quality policy applies only at the time a security is purchased, and the Fund is not required to dispose of securities already owned by the Fund in the event of a change in assessment of credit quality or the removal of a rating.

Short Sales Risk

Short-selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its Custodian. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Short-selling necessarily involves certain additional risks. However, if the short seller does not own the securities sold short (an uncovered short sale), the borrowed securities must be replaced by securities purchased at market prices in order to close out the short position, and any appreciation in the price of the borrowed securities would result in a loss. Uncovered short sales expose the Fund to the risk of uncapped losses until a position can be closed out due to the lack of an upper limit on the price to which a security may rise. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. There is the risk that the securities borrowed by the Fund in connection with a short-sale must be returned to the securities lender on short notice. If a request for return of borrowed securities occurs at a time when other short-sellers of the security are receiving similar requests, a “short squeeze” can occur, and the Fund may be compelled to replace borrowed securities previously sold short with purchases on the open market at the most disadvantageous time, possibly at prices significantly in excess of the proceeds received at the time the securities were originally sold short.

Clough Global Opportunities Fund

SUMMARY OF UPDATED INFORMATION

October 31, 2023 (Continued) (Unaudited)

In September 2008, in response to spreading turmoil in the financial markets, the SEC temporarily banned short selling in the stocks of numerous financial services companies, and also promulgated new disclosure requirements with respect to short positions held by investment managers. The SEC’s temporary ban on short selling of such stocks has since expired, but should similar restrictions and/or additional disclosure requirements be promulgated, especially if market turmoil occurs, the Fund may be forced to cover short positions more quickly than otherwise intended and may suffer losses as a result. Such restrictions may also adversely affect the ability of the Fund to execute its investment strategies generally. Similar emergency orders were also instituted in non-U.S. markets in response to increased volatility. The Fund’s ability to engage in short sales is also restricted by various regulatory requirements relating to short sales.

Foreign Securities Risk

The Fund’s investments in securities of foreign issuers are subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, social, political and economic instability, differences in securities regulation and trading, expropriation or nationalization of assets, and foreign taxation issues. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of the Fund’s securities. It may also be more difficult to obtain and enforce a judgment against a foreign issuer. To the extent the Fund focuses its investments in a particular country or in countries within a particular geographic region, economic, political, regulatory and other conditions affecting such country or region may have a greater impact on the Fund than on more geographically diversified funds. Any foreign investments made by the Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments. The Fund will not invest more than 33% of its assets, at the time of acquisition, in securities (including equity and fixed income securities) of governments and companies in emerging markets, but has no other investment restrictions with respect to investing in foreign issuers.

Emerging Markets Risk

Investing in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of foreign issuers to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; and (iii) certain national policies that may restrict the Fund’s investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Derivatives Risk

Derivative transactions (such as futures contracts and options thereon, options, swaps and short sales) subject the Fund to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. The Fund also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. As a general matter, dividends received on hedged stock positions are characterized as ordinary income and are not eligible for favorable tax treatment. In addition, use of derivatives may give rise to short-term capital gains and other income that would not qualify for payments by the Fund of tax-advantaged dividends.

The Securities and Exchange Commission (SEC) recently adopted Rule 18f-4 under the Investment Company Act of 1940, as amended (1940 Act), which will regulate the use of derivatives for certain funds registered under the 1940 Act. Unless the Fund qualifies as a “limited derivatives user” as defined in Rule 18f-4, the rule would, among other things, require the Fund to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions. If the Fund qualifies as a limited derivatives user, Rule 18f-4 would require the Fund to have policies and procedures to manage its aggregate derivatives risk. These requirements could have an impact on the Fund, including a potential increase in cost to enter into derivatives transactions and may require the Fund to alter, perhaps materially, its use of derivatives.

Counterparty Risk

The Fund runs the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, a borrower of the Fund’s securities or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. In addition, to the extent that the Fund uses over-the- counter derivatives, and/or has significant exposure to a single counterparty, this risk will be particularly pronounced for the Fund.

Hedging Strategy Risk

Certain of the investment techniques that the Fund may employ for hedging or, under certain circumstances, to increase income or total return will expose the Fund to risks. In addition to the hedging techniques described elsewhere (i.e., positions in Treasury Bond or Treasury Note futures contracts, use of options on these positions, positions in interest rate swaps, swaptions and credit derivatives), such investment techniques may include entering into interest rate and stock index futures contracts and options on interest rate and stock index futures contracts, purchasing and selling put and call options on securities and stock indices, purchasing and selling securities on a when-issued or delayed delivery basis, entering into repurchase agreements, lending portfolio securities and making short sales of securities “against the box.” The Fund intends to comply with regulations of the Securities and Exchange Commission involving “covering” or segregating assets in connection with the Fund’s use of options and futures contracts.

There are economic costs of hedging reflected in the pricing of futures, swaps, options, and swaption contracts which can be significant, particularly when long-term interest rates are substantially above short-term interest rates, as is the case at present. The desirability of moderating these hedging costs will be a factor in Clough’s choice of hedging strategies, although costs will not be the exclusive consideration in selecting hedge instruments. In addition, the Fund may select individual investments based upon their potential for appreciation without regard to the effect on current income, in an attempt to mitigate the impact on the Fund’s assets of the expected normal cost of hedging.

There may be an imperfect correlation between changes in the value of the Fund’s portfolio holdings and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund’s success in using hedge instruments is subject to Clough’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings, and there can be no assurance that Clough’s judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings.

Clough Global Opportunities Fund

SUMMARY OF UPDATED INFORMATION

October 31, 2023 (Continued) (Unaudited)

Small and Medium Cap Company Risk

Compared to investment companies that focus only on large capitalization companies, the Fund’s share price may be more volatile because it also invests in small and medium capitalization companies. Compared to large companies, small and medium capitalization companies are more likely to have (i) more limited product lines or markets and less mature businesses, (ii) fewer capital resources, (iii) more limited management depth and (iv) shorter operating histories. Further, compared to large cap stocks, the securities of small and medium capitalization companies are more likely to experience sharper swings in market values, be harder to sell at times and at prices that Clough believes appropriate, and offer greater potential for gains and losses.

Inflation Risk

Inflation risk is the risk that the purchasing power of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions thereon can decline. In addition, during any periods of rising inflation, dividend rates of preferred shares of the Fund would likely increase, which would tend to further reduce returns to Common Shareholders.

Market Price of Shares

The shares of closed-end management investment companies often trade at a discount from their net asset value, and the Fund’s Common Shares may likewise trade at a discount from net asset value. The trading price of the Fund’s Common Shares may be less than the public offering price. The returns earned by Common Shareholders who sell their Common Shares below net asset value will be reduced.

Management Risk

The Fund is subject to management risk because it is an actively managed portfolio. Clough and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Leverage Risk

Leverage creates risks for the Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares. There is a risk that fluctuations in the dividend rates on any preferred shares may adversely affect the return to the Common Shareholders. If the income from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return on the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders as dividends and other distributions will be reduced and may not satisfy the level dividend rate distribution policy set by the Board of Trustees. Clough in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it deems such action to be appropriate in the circumstances.

Liquidity Risk

Restricted securities and other illiquid investments of the Fund involve the risk that the securities will not be able to be sold at the time desired by Clough or at prices approximating the value at which the Fund is carrying the securities. Where registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists and other illiquid investments are valued at fair value as determined in accordance with procedures approved and periodically reviewed by the Trustees of the Fund.

Market Disruption and Geopolitical Risk

The ongoing U.S. military and related actions in Iraq and Afghanistan and events in the Middle East and Ukraine, as well as the continuing threat of terrorist attacks, could have significant adverse effects on the U.S. economy, the stock market and world economies and markets. The Fund cannot predict the effects of similar events in the future on the U.S. economy and securities markets. These military actions and related events, including the conflicts in the Middle East, have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Similar disruptions of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Common Shares.

Pandemic Risks

An outbreak of Covid-19 respiratory disease caused by a novel coronavirus was first detected in late 2019 and subsequently spread globally in early 2020. The impact of the outbreak has been rapidly evolving, and cases of the virus have continued to be identified in most developed and emerging countries throughout the world. Many local, state, and national governments, as well as businesses, have reacted by instituting quarantines, border closures, restrictions on travel, and other measures designed to arrest the spread of the virus. The outbreak and public and private sector responses thereto have led to large portions of the populations of many nations working from home for indefinite periods of time, temporary or permanent layoffs, disruptions in supply chains, lack of availability of certain goods, and adversely impacted many industries. These circumstances are evolving, and further developments could result in additional disruptions and uncertainty. The impact of the coronavirus outbreak may last for an extended period of time and result in a substantial economic downturn. Pandemics, including the coronavirus outbreak, have resulted in a general decline in the global economy and negative effects on the performance of individual countries, industries, or sectors. Such negative impacts can be significant in unforeseen ways. Deteriorating economic fundamentals may in turn increase the risk of default or insolvency of particular companies, negatively impact market value, increase market volatility, cause credit spreads to widen, and reduce liquidity. All of these risks may have a material adverse effect on the performance and financial condition of the Fund’s investments, and on the overall performance of the Fund.

Income Risk

The income Common Shareholders receive from the Fund is based primarily on the dividends and interest it earns from its investments, which can vary widely over the short and long term. If prevailing market interest rates drop, distribution rates of the Fund’s preferred stock holdings and any bond holdings and Common Shareholder’s income from the Fund could drop as well. The Fund’s income also would likely be affected adversely when prevailing short-term interest rates increase and the Fund is utilizing leverage.

Convertible Securities Risk

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment

Clough Global Opportunities Fund

SUMMARY OF UPDATED INFORMATION

October 31, 2023 (Continued) (Unaudited)

value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective.

REIT Risk

If the Fund invests in REITs, such investment will subject the Fund to various risks. The first, real estate industry risk, is the risk that the REIT share prices will decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. The second, investment style risk, is the risk that returns from REITs, which typically are small or medium capitalization stocks, will trail returns from the overall stock market. The third, interest rate risk, is the risk that changes in interest rates may hurt real estate values or make REIT shares less attractive than other income producing investments.

Qualification as a REIT in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that the entities in which the Fund invests with the expectation that they will be taxed as a REIT will qualify as a REIT. An entity that fails to qualify as a REIT, would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity. If the Fund were to invest in an entity that failed to qualify as a REIT, such failure could drastically reduce the Fund’s yield on that investment.

The Fund does not expect to invest a significant portion of its assets in REITs but does not have any investment restrictions with respect to such investments.

Anti-Takeover Provisions

The Fund’s Declaration of Trust includes provisions that could have the effect of inhibiting the Fund’s possible conversion to open-end status and limiting the ability of other entities or persons to acquire control of the Fund or the Board of Trustees. In certain circumstances, these provisions might also inhibit the ability of shareholders to sell their shares at a premium over prevailing market prices.

Portfolio Turnover Risk

The techniques and strategies contemplated by the Fund might result in a high degree of portfolio turnover. The Fund cannot accurately predict its securities portfolio turnover rate, but anticipates that its annual portfolio turnover rate will exceed 100% under normal market conditions, although it could be materially higher under certain conditions. Higher portfolio turnover rates could result in corresponding increases in brokerage commissions and generate short-term capital gains taxable as ordinary income.

INVESTMENT ADVISOR

Clough Capital Partners L.P.

53 State Street, 27th Floor

Boston, MA 02109

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

K&L Gates LLP

1601 K Street NW

Washington DC 20006

ADMINISTRATOR AND ACCOUNTANT

Paralel Technologies LLC

1700 Broadway, Suite 1850

Denver, CO 80290

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

DST Systems, Inc.

430 W 7th Street

Kansas City, MO 64105

CUSTODIAN

State Street Bank and Trust

One Congress Street, Suite 1

Boston, MA 02114-2016

Must be accompanied or preceded by a prospectus.

(b) Not applicable.

Item 2.	Code of Ethics.

(a)	The Registrant, as of the end of the period covered by the report, has adopted a Code of Ethics that applies to the Registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not Applicable.

(c)	During the period covered, by this report, no amendments were made to the provisions of the Code of Ethics adopted in 2(a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provision of the Code of Ethics adopted in 2(a) above were granted.

(e)	Not Applicable.

(f)	The Registrant’s Code of Ethics is attached as Exhibit 13(a)(1) hereto.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the registrant has as least one audit committee financial expert serving on its Audit Committee. The Board of Trustees has designated Karen DiGravio as the Registrant’s “audit committee financial expert.” Ms. DiGravio is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The following table sets forth the aggregate audit and non-audit fees billed to the registrant for each of the last two fiscal years for professional services rendered by the registrant’s principal accountant, Cohen & Company, Ltd. (“Cohen”).

	Fiscal year ended October 31, 2023	Fiscal year ended October 31, 2022
(a) Audit Fees (1)	$26,500	$23,000
(b) Audit-Related Fees (2)	$0	$0
(c) Tax Fees (3)	$4,000	$3,500
(d) All Other Fees (4)	$0	$0
(g) Aggregate Non-Audit Fees (5)	$4,000	$3,500

(1)	Audit Fees are fees billed for professional services rendered by Cohen for the audit of the registrant’s annual financial statements and for the services that are normally provided by Cohen in connection with the statutory and regulatory filings or engagements.

(2)	Audit-Related Fees are fees billed for assurance and related services by Cohen that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the caption “Audit Fees”.

(3)	Tax Fees are fees billed for professional services rendered by Cohen for tax compliance, tax advice and tax planning. In all periods shown in the table, such services consisted of preparation of the registrant’s annual tax returns, excise tax returns, and review of dividend distribution calculation fees.

(4)	All Other Fees are fees billed for products and services provided by Cohen, other than the services reported under the captions “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.

(5)	Aggregate Non-Audit Fees are non-audit fees billed by Cohen for services rendered to the registrant, the registrant’s investment adviser (the “Adviser”) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the registrant (collectively, the “Covered Entities”). The Aggregate Non-Audit Fee includes the Tax Fees disclosed pursuant to Footnote 3 above. During all periods shown in the table, no portion of such fees related to services rendered by Cohen to the Adviser or any other Covered Entity.

(e)(1) Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal auditors must be pre-approved by the Registrant’s Audit Committee.

(e)(2) No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(h)	The registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence and has determined that the provision of such non-audit services is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated standing Audit Committee established in accordance with Section 3 (a)(58)(A) of the Exchange Act and is comprised of the following members:

Robert L. Butler

Adam D. Crescenzi

Clifford J. Weber

Karen DiGravio, Committee Chairman

Jerry G. Rutledge

Hon. Vincent W. Versaci

(b)	Not applicable.

Item 6.	Investments.

(a)	Schedule I – Investments in securities of unaffiliated issuers is included as part of the Report to Stockholders filed under Item 1(a) of this form.

(b)	Not applicable to the Registrant.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A copy of the proxy policies and procedures of Clough Capital Partners L.P. (“Clough”), the investment adviser of the Registrant are included as Appendix A to this Form N-CSR.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Information as of January 5, 2024:

Name	Title	Length of Service	Business Experience 5 Years
Charles I. Clough, Jr.	Chairman, Co-CIO, Partner and Portfolio Manager	Since Inception	Founding Partner Clough Capital Partners L.P. Portfolio Manager for pooled investment accounts, separately managed accounts, and investment companies for over 20 years.
William Whelan	Co-Portfolio Manager	Since January 2023	Mr. Whelan is an income partner who joined Clough Capital in 2014 and has over 17 years of experience in the investment management industry. Previously, Mr. Whelan was an Investment Principal at Partners Capital, a private investment office focused on multi-asset class investing. Prior to joining Partners Capital, Mr. Whelan was an equity research analyst at Millennium Management, a multi-strategy hedge fund and at Fidelity Management and Research.

Other accounts managed by the Registrant’s Portfolio Manager as of October 31, 2023:

Portfolio Managers Name	Registered Investment Companies	Other Pooled Investment Vehicles (1)	Other Accounts(2)	Material Conflicts If Any
Charles I. Clough, Jr.	2 Accounts $ 417.4 million Total Assets	3 Accounts $ 138.0 million Total Assets	1 Account $ 335.0 million Total Assets	See below (3)
Willliam Whelan	2 Accounts $417.4 million Total Assets	3 Accounts $ 138.0 million Total Assets	1 Account $335.0 million Total Assets	See below (3)

(1) The advisory fees are based in part on the performance for each account.

(2) The advisory fee is based in part on the performance for the account.

(3) Material Conflicts:

Material conflicts of interest may arise as a result of the fact that the Portfolio Managers also have day-to-day management responsibilities with respect to both the Registrant and the various accounts listed above (collectively with the Registrant, the “Accounts”). These potential conflicts include:

Limited Resources. The Portfolio Managers cannot devote their full time and attention to the management of each of the Accounts. Accordingly, the Portfolio Managers may be limited in their ability to identify investment opportunities for each of the Accounts that are as attractive as might be the case if the Portfolio Managers were to devote substantially more attention to the management of a single Account. The effects of this potential conflict may be more pronounced where the Accounts have different investment strategies.

Limited Investment Opportunities. If the Portfolio Managers identify a limited investment opportunity that may be appropriate for more than one Account, the investment opportunity may be allocated among several Accounts. This could limit any single Account’s ability to take full advantage of an investment opportunity that might not be limited if the Portfolio Managers did not provide investment advice to other Accounts.

Different Investment Strategies. The Accounts managed by the Portfolio Managers have differing investment strategies. If the Portfolio Managers determine that an investment opportunity may be appropriate for only some of the Accounts or decide that certain of the Accounts should take different positions with respect to a particular security, the Portfolio Managers may effect transactions for one or more Accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other Accounts.

Variation in Compensation. A conflict of interest may arise where Clough or Clough Associates, LLC, as applicable, is compensated differently by the Accounts that are managed by the Portfolio Managers. If certain Accounts pay higher management fees or performance-based incentive fees, the Portfolio Managers might be motivated to prefer certain Accounts over others. The Portfolio Managers might also be motivated to favor Accounts in which they have a greater ownership interest or Accounts that are more likely to enhance the Portfolio Managers’ performance record or to otherwise benefit the Portfolio Managers.

Selection of Brokers. The Portfolio Managers select the brokers that execute securities transactions for the Accounts that they supervise. In addition to executing trades, some brokers provide the Portfolio Managers with research and other services which may require the payment of higher brokerage fees than might otherwise be available. The Portfolio Managers’ decision as to the selection of brokers could yield disproportionate costs and benefits among the Accounts that they manage, since the research and other services provided by brokers may be more beneficial to some Accounts than to others.

Portfolio Manager Compensation as of October 31, 2023.

Charles Clough owns 82.9% of Clough. He receives a fixed base salary determined based on market factors. Additionally, Clough distributes substantially all of its annual net profits to its partners with Mr. Clough receiving a majority share and the remainder being divided between the James Canty Trust of 2012, with an additional smaller share allocated to six income partners.

William Whelan is an income partner of Clough. He receives a fixed base salary determined based on market factors. Additionally, Clough distributes substantially all of its annual net profits to its partners with Mr. Whelan receiving a minority share with the remainder being divided between Charles I. Clough, Jr., the James Chanty Trust of 2012, with an additional smaller share allocated to two additional income partners.

Dollar Range of Securities Owned as of October 31, 2023

Dollar Range of the Registrant’s Securities Owned by the Portfolio Managers
Portfolio Managers

William Whelan	$50,001 - $100,000

Charles I. Clough, Jr.	$1,000,001 +

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Period	Total Number of Shares (or Units) Purchased	Average Price Paid per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
11/1/22 - 11/30/22	—	N/A	—	N/A
12/1/22 - 12/31/22	—	N/A	—	N/A
1/1/23 - 1/31/23	—	N/A	—	N/A
2/1/23 - 2/28/23	—	N/A	—	N/A
3/1/23 - 3/31/23	—	N/A	—	N/A
4/1/23 - 4/30/23	—	N/A	—	N/A
5/1/23 - 5/31/23	—	N/A	—	N/A
6/1/23 - 6/30/23	28,800	$6.09	28,800	N/A
7/1/23 - 7/31/23	78,800	$6.34	78,800	N/A
8/1/23 - 8/31/23	25,700	$5.95	25,700	N/A
9/1/23 - 9/30/23	90,000	$5.79	90,000	N/A
10/1/23 - 10/31/23	61,400	$5.50	61,400	N/A

On June 2nd, 2023, the Registrant announced a share repurchase program whereby beginning June 5, 2023, the Registrant may repurchase of to 5% of the Fund’s outstanding shares as of June 5, 2023. The program will remain in effect for a period of one year from the effective date. All repurchases in the table above occurred pursuant to the program.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes by which shareholders may recommend nominees to the Board of Trustees.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) For the fiscal year ended October 31, 2023, the registrant had the following dollar amounts of income and fees/compensation related to its securities lending activities to report:

Gross Income[1]	Revenue Split[2]	Cash Collateral Management Fees[3]	Administrative Fees[4]	Indemnification Fees[5]	Rebates to Borrowers	Other Fees	Total Costs of the Securities Lending Activities	Net Income from the Securities Lending Activities
$39,837	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$39,837

(b) The registrant has a credit facility with BNP Paribas Prime Brokerage, Inc. (BNP). Pursuant to the credit facility agreements and subject to conditions, BNP is authorized to hypothecate certain securities held by a third party custodian.

[1]	Gross income includes income from the reinvestment of cash collateral.
[2]	Revenue split represents the share of revenue generated by the securities lending program and paid to State Street.
[3]	Cash collateral management fees include fees deducted from a pooled cash collateral reinvestment vehicle that are not included in the revenue split.
[4]	These administrative fees are not included in the revenue split.
[5]	These indemnification fees are not included in the revenue split.

Item 13.	Exhibits.

(a)(1) The Code of Ethics that applies to the Registrant’s Principal Executive Officer and Principal Financial Officer is attached hereto.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended are attached hereto as Ex-99.Cert.

(a)(3) None.

(a)(4) None.

(b) A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.906Cert.

(c) Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940 dated September 21, 2009, the form of 19(a) Notices to Beneficial Owners are attached hereto as Exhibit 13(c).

(d) Consent of the Independent Registered Public Accounting Firm is attached hereto as Exhibit 13(d).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLOUGH GLOBAL EQUITY FUND

By:	/s/ Jeremy May
Jeremy May
President/Principal Executive Officer

Date:	January 5, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

CLOUGH GLOBAL EQUITY FUND

By:	/s/ Jeremy May
Jeremy May
President/Principal Executive Officer

Date:	January 5, 2024

By:	/s/ Jill Kerschen
Jill Kerschen
Treasurer/Principal Financial Officer

Date:	January 5, 2024

Appendix A

Procedures

Procedure Name:	Proxy Voting Procedures & Proxy Voting Guidelines
Related Policy:	Proxy Voting
Effective Date	June 15, 2004, revised November 17, 2023
Responsible Person:	Proxy Voting Administrator
Detailed Procedures:

1.0 Proxy Voting in General

Proxy votes for client accounts of Clough Capital will be handled by the Proxy Voting Administrator (the “Administrator”) who will coordinate all required proxy votes through ProxyEdge, a Broadridge Financial Solutions product (“Broadridge”). ProxyEdge will be used to vote proxies according to the attached guidelines (Appendix A), prepare the information required in order for Paralel to make the required filings for the closed-end funds, and then store them in ProxyEdge for the required period of time. For the exchange-traded funds (the “ETFs”) US Bank will make the required filings. For issues not addressed by the Proxy Voting Guidelines, or for those issues where a determination is made by one of the persons listed in section 4.0 that a vote according to the established Guidelines would not be in the economic interest of a client account, the Administrator will refer the matter to the Compliance Committee for resolution.

1.1 Use of Proxy Edge for Voting

ProxyEdge is an electronic voting service that helps simplify the management of proxies. The system manages the process of meeting notifications, voting, tracking, reporting, and record maintenance. ProxyEdge allows Clough Capital to manage, track, reconcile and report proxy voting through electronic delivery of ballots, online voting, and integrated reporting and recordkeeping to help satisfy SEC requirements. ProxyEdge provides proxy information through an automated electronic interface based on share positions provided directly to Broadridge by the client’s custodian, bank or broker-dealer.

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Procedures

2.0 Proxy Voting Administrator

The duties of the Administrator will include the following:

•    For new client accounts, confirm that Clough Capital will be voting proxies on the client’s behalf, then contact Broadridge to coordinate an electronic feed of securities holdings from the client’s custodian to ProxyEdge

•    Gather any physical proxies sent to Clough Capital for each of the securities held by a client account or fund and double check that they have been voted in ProxyEdge

•    Log on to the Proxy Edge system (www.proxyedge.com) to vote the proxies if they have not been voted

•    Submit proxies that are not addressed in the Guidelines to PM’s/Analysts for their opinion

•    Run a proxy voting record for votes cast for the Clough Capital closed-end funds on a quarterly basis to send to Paralel Fund Compliance

•    Run a proxy voting report for votes cast by the Clough Capital ETFs on a quarterly basis to send to US Bank Fund Compliance

•    Run a full year report for the closed-end funds & ETFs at end of each proxy year (July 1st to June 30th) and send to Paralel & US Bank respectively to complete the Form N-PX for filing with SEC by August 31st (this may also be done by the Director of Compliance and Risk)

3.0 Proxy Voting Record Required

The following information must be recorded and saved by ProxyEdge for each proxy vote of each security:

•    Name of the issuer of the portfolio security

•    Exchange ticker symbol of the portfolio security

•    CUSIP for the portfolio security (if available)

•    Shareholder meeting date

•    Brief identification of matter voted on

•    Whether the matter is proposed by issuer or a security holder

•    Whether fund cast its vote on the matter

•    How the fund cast its vote (for/against/abstain)

•    Whether fund cast its vote for or against the management position on the issue

This information is required to be filed with the SEC electronically via Form N-PX for all registered investment companies (mutual funds) no later than August 31 for the most recent 12-month period ended June 30. This will be done by the fund’s administrator, Paralel, for the closed-end funds and US Bank for the ETFs sponsored by Clough Capital, but Paralel & US Bank will need this information from Clough. The information also needs to be sent to Paralel & US Bank so it is available upon request by shareholders.

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Procedures

4.0 Contradiction to Proxy Voting Guidelines

For the proxy issues outlined in the attached Proxy Voting Guidelines, the Clough Capital voting position will generally be as listed, and these will be the default votes in ProxyEdge, unless an analyst, trader, or portfolio manager of the firm believes that voting a particular proxy in accordance with the stated guideline would not be in the best economic interests of a client account, in which case that person should bring the matter to the attention of the Administrator. The Administrator will then refer the matter to the Compliance Committee for resolution, at which time the Administrator can log on to ProxyEdge and over-ride the default voting option, if necessary. Votes in contradiction to the established Proxy Voting Guidelines will be documented in an appropriate memo to file by the Chief Compliance Officer (the “CCO”).

4.1 Votes on Issues not listed in the Proxy Voting Guidelines

If a proxy vote is received and the Administrator cannot find the particular issue to be voted on the Proxy Voting Guidelines, then the Administrator must summarize the issue and then bring it to the attention of the analyst covering that industry and the relevant portfolio manager for consideration. Once there has been a determination made as to how to vote the issue, the Administrator should update the Proxy Voting Guidelines for guidance on future, similar issues.

5.0 Record Keeping Requirements

Clough Capital must keep accurate books and records, including those relating to proxy voting. The records that must be maintained in accordance with the Record Keeping Policy are listed under Records Produced below. The Administrator will be responsible for ensuring that the records listed are maintained.

Records Produced:

•    Proxy statements received regarding client securities

•    Records of votes cast on behalf of clients (Reports from ProxyEdge)

•    Information gathered for the filing of Form N-PX

•    Form N-PX filed by August 31st of each year for preceding year ended June 30th

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Procedures

•    Records of client requests for proxy voting information, if any are sent to Clough Capital

•    Any documents prepared by Clough Capital that were material to making a decision how to vote or that memorialized the basis for the decision

Evidence of Supervision:

On a quarterly basis, the CCO will examine the proxy voting records in ProxyEdge and ensure that all proxies were voted in accordance with the Policy and documented accordingly, including any votes that presented a potential or actual conflict of interest. This information will be supplied to the Fund CCO as part of the Quarterly Compliance Certification.

Record Keeping:	Records will be maintained for 2 years on site and 3 years offsite, except for records for registered mutual funds, which will be maintained for 2 years on site and 4 years offsite.

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Procedures

Appendix A

Proxy Voting Guidelines

For the following proxy issues, the Clough Capital voting position will generally be as listed, unless an analyst, trader, or portfolio manager of the firm believes that voting a particular proxy in accordance with the stated guideline would not be in the best economic interests of a client account, in which case that person should bring the matter to the attention of the Proxy Voting Administrator. The Administrator will then refer the matter to the Compliance Committee for resolution as outlined in the Proxy Voting Procedures.

Category of Issue	Issue	Clough Position	Rationale/Reasoning
Board of Directors	Election of Directors	Support Management Recommendations	Where no corporate governance issues are implicated
	Changes in Board of Directors (removals of directors; filling of vacancies; fixing size of board)	Support Management Recommendations	Management in best position to know if best for company
	Other Issues (e.g. Classified Board; Liability of Board; Qualification of Directors)	Generally Support Management Recommendations	So long as in best economic interests of clients

Capital Structure	Increase in common stock	Support Management Recommendations	Management in best position to know if best for company
	Reclassification of common stock	Support Management Recommendations	Management in best position to know if best for company
	Other Issues (e.g. Additional Shares; Stock Splits; Repurchases, etc.)	Generally Support Management Recommendations	So long as in best economic interests of clients

Corporate Governance	Addition or amendment of indemnification provisions in company’s charter or by-laws	Support Management Recommendations	Management in best position to know if best for company
	Other issues (e.g. Confidential Voting; Cumulative Voting; Supermajority Requirements)	Generally Support Management Recommendations	So long as in best economic interests of clients

5

Procedures

Compensation	Compensation of Outside Directors	Support Management Recommendations	Management in best position to know if best for company
	Other Issues (e.g. Executive/Director stock option plans; Employee Stock Option Plans; Option Expensing)	Generally Support Management Recommendations	So long as in best economic interests of clients

Anti-Takeover Provisions	Shareholder rights plans (“Poison Pills”) (shareholder approval of or ratification of these types of plans)	Generally Support Management Recommendations	So long as in best economic interests of clients
	Other Issues (e.g. Reincorporation plans; Fair-Price Proposals, etc.)	Generally Support Management Recommendations	So long as in best economic interests of clients

Mergers & Acquisitions	Special corporate transactions (takeovers; spin-offs; sales of assets; reorganizations; restructurings; recapitalizations)	Generally Support Management Recommendations	So long as in best economic interests of clients

Social & Political Issues	Labor & human rights (global codes of conduct; workplace standards)	Generally Support Management Recommendations	Generally best not to impose these issues from the outside
	Other Issues (e.g. Environmental issues; Diversity & Equality; Health & Safety; Government/Military)	Support Management Recommendation	Generally best not to impose these issues from the outside

Miscellaneous Items	Selection of Independent Auditors	Support Management recommendation	Management in best position to know if best for company
	Other Issues (e.g. Limitation of non-audit services provided by independent auditors; Audit Firm Rotation; Bundled Proposals, etc.)	Generally Support Management Recommendations	So long as in best economic interests of clients

6